UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds
TAXABLE INVESTMENT GRADE FUNDS
Annual Report October 31, 2003
Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Taxable Investment Grade Funds
GOLDMAN SACHS ENHANCED INCOME FUND
GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND GOLDMAN SACHS GOVERNMENT INCOME FUND
GOLDMAN SACHS CORE FIXED INCOME FUND
GOLDMAN SACHS GLOBAL INCOME FUND
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS
What Distinguishes Goldman Sachs’ Fixed Income Investing Process?
At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
1 RIGOROUS SECURITY SELECTION
Assess relative value among sectors (such as mortgages and corporates) and sub-sectors
Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio
2 PRECISE PORTFOLIO CONSTRUCTION
Team approach to decision making
Manage risk by avoiding significant sector and interest rate bets
Careful management of yield curve strategies — while closely managing portfolio duration
RESULT
Fixed Income portfolios that:
Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield
Capitalize on GSAM’s industry-renowned credit research capabilities
Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Enhanced Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund during the one-year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, Institutional, and Administration Shares generated cumulative total returns, without sales charges, of 1. 77%, 2. 18%, and 1. 93%, respectively. These returns compare to the 1. 39% and 1. 57% cumulative total returns of the Fund’s benchmarks, the Six-Month U. S. Treasury Bill Index and the One-Year U. S. Treasury Note Index, respectively. *
During the period, the Fund’s outperformance versus its benchmarks was primarily due to its exposure to corporate securities.
Investment Objective
The Fund seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.
Portfolio Composition
The Fund targets a duration of nine months, with diversified holdings in high credit quality sectors including U. S. Treasuries, agency, corporate, asset-backed, and money market instruments. The Fund invests in securities with a minimum credit quality of “A” by a Nationally Recognized Statistical Rating Organization (“NRSRO”) at the time of purchase or if unrated, determined by the investment adviser to be of comparable quality. The Fund’s duration position was neutral relative to its benchmarks over much of the period.
The Fund continues to emphasize shorter-term, higher credit securities that we believe have the potential to enhance results.
Portfolio Highlights
Agencies — 40. 0% on October 31, 2002 and 39. 1% on October 31, 2003.
Asset-Backed Securities (ABS) — 25. 9% on October 31, 2002 and 29. 6% on October 31, 2003.
Corporate Bonds — 26. 5% on October 31, 2002 and 28. 9% on October 31, 2003.
U. S. Treasuries — 4. 0% on October 31, 2002 and 0. 0% on October 31, 2003.
Cash Equivalents — 0. 0% on October 31, 2002 and 1. 6% on October 31, 2003.
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS
During the reporting period, the Fund’s corporate exposure was the leading driver of outperformance, as corporate spreads rallied over the period. Improving technicals, positive fundamentals, and declining volatility fueled the corporate sector’s strong recovery. Within the Fund, we continued to emphasize companies in sectors that showed persistent evidence of improving their balance sheets and those firms that we believe would benefit most from a business recovery.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U. S. Fixed Income Investment Management Team
November 10, 2003

3 FUND BASICS Enhanced Income Fund as of October 31, 2003
PERFORMANCE REVIEW Six-Month One-Year November 1, 2002– Fund Total Return 30-Day U. S. Treasury U. S. Treasury Assets Under Management October 31, 2003 (based on NAV)1 Standardized Yield2 Bill Index3 Note Index3
Class A 1. 77% 2. 16% 1. 39% 1. 57% $1. 5 Billion Institutional 2. 18 2. 59 1. 39 1. 57 Administration 1. 93 2. 34 1. 39 1. 57
1 The net
asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities N A S D A Q S Y M B O L S industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily Class A Shares reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. 3 The Six-Month U. S. Treasury Bill Index and One-Year U. S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any GEIAX deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS4
Institutional Shares For the period ended 9/30/03 Class A Institutional Administration GEIIX One Year 0. 34% 2. 24% 1. 88% Since Inception 3. 91 4. 78 4. 51 (8/2/00) (8/2/00) (8/2/00)
Administration Shares 4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1. 5% for Class A Shares. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized GEADX Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
PORTFOLIO COMPOSITION AS OF 10/31/035 Sector Allocation Agency Debentures* 39. 1% Asset-Backed Securities 29. 6 Corporate Bonds 28. 9 Cash Equivalents 1. 6
5 Figures represent a percentage of net assets and, due to rounding, may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.
* Please note that not all Agencies are Agency rated for credit allocation purposes.

PORTFOLIO RESULTS
Ultra-Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund
during the one-year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 1. 40%, 1. 69%, and 1. 29%, respectively. These returns compare to the 1. 39% and 1. 57% cumulative total returns of the Fund’s benchmarks, the Six-Month U. S. Treasury Bill Index and the One-Year U. S. Treasury Note Index, respectively. *
The Fund’s performance was generally in line with its benchmarks during the fiscal year. Security and sector selection typically helped returns while, toward the end of the period, the Fund’s mortgage holdings hurt relative results.
Investment Objective
The Fund seeks a high level of current income, consistent with low volatility of principal.
Portfolio Composition
Over the period, the portfolio management team maintained a bias towards prepayment-protected mortgage securities, as investors took advantage of lower interest rates and mortgage refinancing reached record levels. As spreads widened at the end of the period, the Fund increased its exposure to premium collateralized mortgage obligations (CMOs) and adjustable rate mortgages (ARMs) at attractive valuations. The Fund reduced its exposure to agency debentures in favor of more attractive valuations within the mortgage sector.
On average, the Fund’s duration position generally was neutral relative to the benchmark over the period.
Portfolio Highlights
Adjustable Rate Mortgage Securities — 14. 8% on October 31, 2002 and 29. 3% on October 31, 2003.
Collateralized Mortgage Obligations — 19. 9% on October 31, 2002 and 23. 8% on October 31, 2003.
Fixed Rate Pass-Throughs — 23. 5% on October 31, 2002 and 25. 9% on October 31, 2003.
Agency Debentures — 24. 5% on October 31, 2002 and 8. 2% on October 31, 2003.
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS
During the reporting period, security selection among ARMs, CMOs, and fixed rate pass-throughs was a leading driver of performance. As mortgage refinancing reached historical highs, exposure to mortgage securities with lower call risks enhanced results. At the end of the reporting period, the mortgage sector proved to be somewhat of a drag on returns, as volatility persisted and mortgages underperformed Treasuries.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U. S. Fixed Income Investment Management Team
November 10, 2003

FUND BASICS
Ultra-Short Duration Government Fund
as of October 31, 2003
PERFORMANCE REVIEW
Six-Month One-Year November 1, 2002– Fund Total Return 30-Day U. S. Treasury U. S. Treasury Assets Under Management October 31, 2003 (based on NAV)1 Standardized Yield2 Bill Index3 Note Index3
Class A 1. 40% 1. 78% 1. 39% 1. 57% $247. 8 $2. 8 Billion Million Institutional 1. 69 2. 20 1. 39 1. 57 Service 1. 29 1. 70 1. 39 1. 57
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities N A S D A Q S Y M B O L S industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily Class A Shares reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. 3 The Six-Month U. S. Treasury Bill Index and One-Year U. S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any GSAMX deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS4 Institutional Shares For the period ended 9/30/03 Class A Institutional Service
GSARX One Year -0. 01% 1. 94% 1. 43% Five Years 3. 98 4. 75 4. 21 Ten Years N/A 5. 02 N/A Service Shares Since Inception 4. 73 5. 15 4. 42 (5/15/95) (7/17/91) (3/27/97)
GSASX 4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1. 5% for Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
PORTFOLIO COMPOSITION AS OF 10/31/03 5
Sector Allocation
Adjustable Rate Mortgage Securities 29. 3% Fixed Rate Pass-Throughs 25. 9 Collateralized Mortgage Obligations 23. 8 Agency Debentures 8. 2 Cash Equivalents 6. 0 Asset-Backed Securities 5. 2 U. S. Treasuries 1. 1 Commercial Mortgage-Backed Securities 0. 7
5 Figures represent a percentage of net assets and, due to rounding, may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS
Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund during the one-year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 2. 11%, 1. 41%, 1. 26%, 2. 43%, and 1. 92%, respectively. These returns compare to the 2. 30% cumulative total return of the Fund’s benchmark, the Two-Year U. S. Treasury Note Index. *
During the reporting period, the Fund’s security and sector selection generally helped returns. While the Fund’s mortgage holdings were generally positive for results, they hurt relative results toward the end of the reporting period.
Investment Objective
The Fund seeks a high level of current income and secondarily, in seeking current income may also consider the potential for capital appreciation.
Portfolio Composition
Over the period, the portfolio management team maintained a preference for prepayment-protected mortgage securities, as investors took advantage of lower interest rates and mortgage refinancing reached record levels. The Fund continued to favor 15-year over 30-year mortgage pass-throughs and lower coupons over higher coupons. The Fund also increased its allocation to collateralized mortgage obligations (CMOs) and adjustable rate mortgages (ARMs) at attractive valuations, as spreads widened in the high refinancing rate environment. The Fund also reduced its exposure to agency debentures in favor of more attractive valuations within the mortgage sector.
The Fund’s duration strategy was neutral relative to its benchmark for much of the period. In late-March, the team implemented a long duration position relative to the benchmark as interest rates sold off. The duration was then moved back to a generally neutral position by the end of the period.
Portfolio Highlights
Adjustable Rate Mortgage Securities — 2. 9% on October 31, 2002 and 7. 3% on October 31, 2003.
Agency Debentures — 42. 8% on October 31, 2002 and 28. 8% on October 31, 2003.
Collateralized Mortgage Obligations — 21. 2% on October 31, 2002 and 23. 5% on October 31, 2003.
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS
Fixed Rate Pass-Throughs — 20. 5% on October 31, 2002 and 28. 6% on October 31, 2003.
The Fund’s continued emphasis on government-issued sectors such as agency debentures and mortgage-backed securities contributed positively to returns over the fiscal year. During the period, security selection among ARMs, CMOs, and fixed rate pass-throughs was a leading driver of performance. As mortgage refinancing reached historical highs, exposure to mortgage securities with lower call risks contributed to excess returns. At the end of the reporting period, the mortgage sector proved to be somewhat of a drag on returns, as volatility persisted and mortgages underperformed Treasuries.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U. S. Fixed Income Investment Management Team November 10, 2003

FUND BASICS

Short Duration Government Fund

as of October 31, 2003

Assets Under Management

$919.4 Million

NASDAQ SYMBOLS

Class A Shares

GSSDX

Class B Shares

GSDGX

Class C Shares

GSDCX

Institutional Shares

GSTGX

Service Shares

GSDSX

PERFORMANCE REVIEW

November 1, 2002–October 31, 2003	Fund Total Return (based on NAV)[1]	30-Day Standardized Yield[2]	Two-Year U.S. Treasury Note Index[3]
Class A	2.11%	2.18%	2.30%
Class B	1.41	1.63	2.30
Class C	1.26	1.48	2.30
Institutional	2.43	2.63	2.30
Service	1.92	2.12	2.30

STANDARDIZED TOTAL RETURNS[4]

For the period ended 9/30/03	Class A	Class B	Class C	Institutional	Service
One Year	0.61%	0.05%	0.93%	3.12%	2.61%
Five Years	4.98	4.74	4.57	5.78	5.26
Ten Years	N/A	N/A	N/A	5.92	N/A
Since Inception	5.53 (5/1/97)	5.22 (5/1/97)	4.88 (8/15/97)	6.76 (8/15/88)	5.82 (4/10/96)

PORTFOLIO COMPOSITION AS OF 10/31/03[5]

Sector Allocation	
Agency Debentures	28.8%
Fixed Rate Pass-Throughs	28.6
Collateralized Mortgage Obligations	23.5
Adjustable Rate Mortgage Securities	7.3
U.S. Treasuries	6.7
Cash Equivalents	5.5

10

FUND BASICS Short Duration Government Fund as of October 31, 2003
PERFORMANCE REVIEW November 1, 2002– Fund Total Return 30-Day Two-Year U. S. October 31, 2003 (based on NAV)1Standardized Yield2 Treasury Note Index3 Assets Under Management
Class A 2. 11% 2. 18% 2. 30% Class B 1. 41 1. 63 2. 30 $179 $919. 4 Million Class C 1. 26 1. 48 2. 30 Institutional 2. 43 2. 63 2. 30 Service 1. 92 2. 12 2. 30
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s NASDAQ SYMBOLS performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities Class A Shares industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other GSSDX distributions paid to shareholders. 3 The Two-Year U. S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
Class B Shares STANDARDIZED TOTAL RETURNS4
For the period ended 9/30/03 Class A Class B Class C Institutional Service GSDGX One Year 0. 61% 0. 05% 0. 93% 3. 12% 2. 61% Five Years4. 984. 744. 575. 78 5. 26 Ten Years N/A N/A N/A 5. 92 N/A Class C Shares Since Inception 5. 53 5. 22 4. 88 6. 76 5. 82 (5/1/97) (5/1/97) (8/15/97) (8/15/88) (4/10/96) GSDCX
4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed Institutional Shares contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The GSTGX investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Service Shares PORTFOLIO COMPOSITION AS OF 10/31/035 GSDSX Sector Allocation Agency Debentures 28. 8% Fixed Rate Pass-Throughs 28. 6 Collateralized Mortgage Obligations 23. 5 Adjustable Rate Mortgage Securities 7. 3 U. S. Treasuries 6. 7 Cash Equivalents 5. 5
5 Figures represent a percentage of net assets and, due to rounding, may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS
Government Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Government Income Fund during the one-
year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 3. 11%, 2. 34%, 2. 34%, 3. 60%, and 3. 01%, respectively. These returns compare to the 2. 83% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index. *
The Fund’s performance was generally in line with its benchmark during the fiscal year. Security and sector selection typically helped returns while, during the third quarter of 2003, the Fund’s mortgage holdings hurt relative results.
Investment Objective
The Fund seeks a high level of current income, consistent with safety of principal.
Portfolio Composition
Over the period, the Fund’s investment strategy continued to focus on sectors and securities that we believed would generate a competitive total rate of return relative to the benchmark. As such, the Fund increased its exposure to hybrid adjustable-rate mortgages (ARMs) at attractive valuations and also added collateralized mortgage obligations (CMOs) that had suffered in the refinancing wave at the end of 2002. As a result, the Fund moved to an overweight position in the mortgage sector relative to the index.
The Fund’s duration strategy generally was neutral relative to its benchmark for much of the period. In late-March, the team implemented a long duration position relative to the benchmark as interest rates sold off. The Fund’s duration was then moved back to a generally neutral position by the end of the period.
Portfolio Highlights
Agency Debentures — 15. 8% on October 31, 2002 and 14. 9% on October 31, 2003.
Asset-Backed Securities — 9. 1% on October 31, 2002 and 2. 2% on October 31, 2003.
Mortgage-Backed Securities — 48. 6% on October 31, 2002 and 62. 7% on October 31, 2003.
U. S. Treasuries — 24. 3% on October 31, 2002 and 16. 7% on October 31, 2003.
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS
As mortgage refinancing reached record highs during the reporting period, mortgage security selection among ARMs, CMOs, and fixed rate pass-throughs was a major driver of Fund outperformance. Exposure to mortgage securities with lower call risks also enhanced returns. In the third quarter of 2003, the Fund’s overweight exposure to the mortgage sector relative to the index proved to be somewhat of a drag on returns, as volatility persisted and mortgages underperformed Treasuries.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U. S. Fixed Income Investment Management Team
November 10, 2003

FUND BASICS
Government Income Fund
as of October 31, 2003
PERFORMANCE REVIEW
November 1, 2002– Fund Total Return 30-Day Lehman Govt. / October 31, 2003 (based on NAV)1 Standardized Yield2 Mortgage Index3 Assets Under Management Class A 3. 11% 2. 41% 2. 83% Class B 2. 34 1. 77 2. 83 $587. 5 Million Class C 2. 34 1. 77 2. 83 Institutional 3. 60 2. 91 2. 83 Service 3. 01 2. 41 2. 83
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s NASDAQ SYMBOLS performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public Class A Shares offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. GSGOX 3 The Lehman Brothers Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS4
Class B Shares
For the period ended 9/30/03 Class A Class B Class C Institutional Service GSOBX One Year -0. 94% -2. 19% 1. 93% 4. 22% 3. 63% Five Years 4. 95 4. 68 5. 10 6. 32 5. 77 Ten Years 6. 02 N/A N/A N/A 6. 415 Class C Shares Since Inception 6. 39 6. 36 6. 06 7. 26 6. 765 (2/10/93) (5/1/96) (8/15/97) (8/15/97) (2/10/93)5
GSOCX 4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4. 5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Institutional Shares Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. 5 Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class GSOIX A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be Service Shares worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
GSOSX PORTFOLIO COMPOSITION AS OF 10/31/036 Sector Allocation Mortgage-Backed Securities 62. 7% U. S. Treasuries 16. 7 Agency Debentures 14. 9 Cash Equivalents 10. 8 Asset-Backed Securities 2. 2 Municipal Bonds 0. 4
6 Figures represent a percentage of net assets and, due to rounding, may not sum to 100% . The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS
Core Fixed Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund during the one-year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7. 03%, 6. 31%, 6. 21%, 7. 54%, and 6. 90%, respectively. These returns compare to the 4. 90% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index. *
The Fund outperformed its benchmark over the reporting period. This was primarily due to the Fund’s exposure to strong performing corporate and mortgage-backed securities.
Investment Objective
The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
Portfolio Composition
During the period, the Fund’s investment strategy continued to focus on sectors and securities that we believed would generate a competitive total rate of return relative to the Fund’s benchmark. As mortgage prepayment risk remained high during much of the period, focus was placed on securities with prepayment protection. In particular, we emphasized 15-year over 30-year pass-throughs and lower coupons over higher coupons. During the period, the Fund moved from an overweight corporate bond allocation to a neutral position, while maintaining an overweight allocation to BBB rated corporate securities.
The Fund’s portfolio management team proactively managed duration and term structure strategies to respond to changing market conditions and the fluctuating interest rate environment. At the end of the 12-month period, the Fund held a neutral duration position and curve flattening bias. When the yield curve flattens, the spread between the yields of longer- and intermediate-maturity issues narrows.
Portfolio Highlights
Agency Debentures — 11. 9% on October 31, 2002 and 9. 1% on October 31, 2003.
Asset-Backed Securities (ABS) — 13. 5% on October 31, 2002 and 11. 7% on October 31, 2003.
Corporate Bonds — 27. 5% on October 31, 2002 and 19. 7% on October 31, 2003.
Emerging Market Debt (EMD) — 1. 2% on October 31, 2002 and 1. 0% on October 31, 2003.
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS
Mortgage-Backed Securities (MBS) — 39. 5% on October 31, 2002 and 52. 2% on October 31, 2003.
U. S. Treasuries — 21. 6% on October 31, 2002 and 9. 4% on October 31, 2003.
The Fund’s corporate and mortgage-backed securities were the main drivers of outperformance over the period. Specifically, the Fund’s overweight allocation to Telecom and BBB rated corporate bonds boosted returns as lower quality securities outperformed the broad corporate market. Exposure to mortgage securities with lower call risks also enhanced absolute and relative results. The Fund’s allocation to lower coupon, 15-year mortgage pass-throughs was also a positive for performance.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U. S. Fixed Income Investment Management Team
November 10, 2003

FUND BASICS
Core Fixed Income Fund as of October 31, 2003
PERFORMANCE REVIEW November 1, 2002– Fund Total Return 30-Day Lehman Aggregate October 31, 2003 (based on NAV)1Standardized Yield2Bond Index3 Assets Under Management
Class A 7. 03% 2. 65% 4. 90% Class B 6. 31 2. 02 4. 90 $331. 5 $1. 2 Billion Million Class C 6. 21 2. 03 4. 90 Institutional 7. 54 3. 17 4. 90 Service 6. 90 2. 67 4. 90
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s N A S D A Q S Y M B O L S performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public Class A Shares offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. GCFIX 3 The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U. S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.
Class B Shares STANDARDIZED TOTAL RETURNS4
GCFBX For the period ended 9/30/03 Class A Class B Class C Institutional Service One Year 2. 53% 1. 49% 5. 63% 8. 01% 7. 37% Five Years 5. 074. 855. 246. 475. 92 Class C Shares Since Inception 6. 50 6. 49 6. 16 7. 10 6. 93 (5/1/97) (5/1/97) (8/15/97) (1/5/94) (3/13/96) GCFCX
4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4. 5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Institutional Shares Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The GSFIX investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Service Shares
PORTFOLIO COMPOSITION AS OF 10/31/035 GSCSX Sector Allocation Mortgage-Backed Securities 52. 2% Corporate Bonds 19. 7 Asset-Backed Securities 11. 7 U. S. Treasuries 9. 4 Agency Debentures 9. 1 Cash Equivalents* 5. 1 Other-Non-Dollar 2. 3 Emerging Market Debt 1. 0
5 Figures represent a percentage of net assets and, due to rounding, may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.
* Cash equivalents include AAA rated and above short duration securities (duration < or = 1 year) that are defined as cash equivalents. MBS derivatives are not included.

PORTFOLIO RESULTS
Global Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Global Income Fund during the one-year reporting period that ended October 31, 2003.
Performance Review
Over the one-year period that ended October 31, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5. 45%, 4. 87%, 4. 96%, 6. 07%, and 5. 61%, respectively. These returns compare to the 2. 70% cumulative total return of the Fund’s benchmark, the J. P. Morgan Global Government Bond Index (hedged). *
The Fund’s outperformance versus its benchmark was largely due to the portfolio’s allocation to the corporate bond sector, while its emerging market trades, duration, and currency positions also contributed to performance.
Investment Objective
The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.
Portfolio Positioning
The government bond market was extremely volatile over the one-year reporting period. The end of 2002 was characterized by continued uncertainty over the sustainability of an economic rebound. As the new year began, global terrorism threats and geopolitical risks, in particular the situations in Iraq, North Korea, and Venezuela, led to increased demand for fixed income securities. U. S. Treasuries rallied over February and early March 2003, as a war in Iraq appeared increasingly likely. The bond market then quickly reversed course and sold off when the major military action in Iraq ended. After the Federal Reserve Board (the “Fed”) expressed concerns over deflation, yields fell to record lows in June 2003. However, optimistic comments from Fed Chairman Alan Greenspan caused a market sell-off in July. Bonds then rallied in September as the Fed stressed the need for improvement in the labor market before it would consider raising short-term interest rates. As the reporting period came to a close, bond prices were generally weak as strong economic data signaled continued growth momentum.
The Fund’s long U. S. security position, initiated in July, detracted from results. This position was subsequently eliminated in August 2003. The Fund’s short Europe/long U. S. security position detracted from performance in July, as European bonds outperformed U. S. 10-year bonds. The Fund’s U. S. curve flattening positions, held throughout the second quarter of 2003, hurt performance as the curve steepened and yields rose substantially across the curve. The Fund maintained its underweight Japan position over the period, since yields were close to all
* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS
time lows and we saw little further upside to owning short maturity Japanese government bonds. Finally, during the reporting period, the Fund’s long U. S. /short Canada and short UK/long Europe security positions also enhanced results.
The Fund’s overweight allocation to corporate bonds was a positive contributor to performance during the fiscal year. The corporate sector staged a dramatic rally in response to falling investor risk aversion, rising equity markets, declining volatility, and stronger economic data releases from the U. S. Expectations of improving credit quality were based on continued corporate balance sheet repair. The Fund’s allocation to the strong-performing Auto and Telecom sectors, as well as thorough bottom-up security selection, were the key drivers of outperformance versus its benchmark.
The Fund’s currency strategy was also a positive contributor to results. In particular, our short U. S. dollar bias was beneficial as the currency depreciated substantially over the period. The dollar’s weakness gained momentum following the Group of 7 (“G7”) meeting in September 2003. The G7’s comments against fixed currency regimes reverberated through the market and provoked a sharp fall in the U. S. dollar against a range of Asian currencies.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Global Fixed Income Investment Management Team
November 10, 2003

FUND BASICS
Global Income Fund
as of October 31, 2003
PERFORMANCE REVIEW
November 1, 2002– Fund Total Return 30-Day JPM Global Govt. October 31, 2003 (based on NAV)1 Standardized Yield2 Bond Index3 Assets Under Management
Class A 5. 45% 2. 02% 2. 70% Class B 4. 87 1. 61 2. 70 $363. 9 Million Class C 4. 96 1. 61 2. 70 Institutional 6. 07 2. 76 2. 70 Service 5. 61 2. 26 2. 70
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s N A S D A Q S Y M B O L S performance does not reflect the deduction of any applicable sales charges. 2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities Class A Shares industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other GSGIX distributions paid to shareholders. 3 The J. P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.
Class B Shares
STANDARDIZED TOTAL RETURNS4 GSLBX For the period ended 9/30/03 Class A Class B Class C InstitutionalService One Year 0. 69% -0. 39% 3. 87% 6. 11% 5. 57% Five Years3. 15 3. 17 3. 59 4. 78 4. 24 Class C Shares Ten Years 5. 94 N/A N/A N/A 6. 525 Since Inception 6. 51 6. 01 5. 29 7. 68 6. 995 GSLCX (8/2/91) (5/1/96) (8/15/97) (8/1/95) (8/2/91)5
4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4. 5% for Class A Shares, Institutional Shares the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. GSGLX 5 Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. Service Shares Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would GGISX be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP CURRENCY POSITIONS AS OF 10/31/036 Currency Exposure (%) Euro Currency 39. 4% Canadian Dollar 2. 0% U. S. Dollar 26. 5 South African Rand 1. 0 Japanese Yen 15. 5 German Mark 1. 0 Great Britain Pound 5. 3 Danish Krone 1. 0 Australian Dollar 4. 3 Swedish Krona 0. 4
6 Figures represent a percentage of net assets and, due to rounding, may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

 GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index/One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Administration shares will vary from Institutional shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Enhanced Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 2, 2000 to October 31, 2003.

Average Annual Total Return through October 31, 2003	Since Inception	One Year

Class A (commenced August 2, 2000)
Excluding sales charges	4.29%	1.77%
Including sales charges	3.81%	0.29%

Institutional Class (commenced August 2, 2000)	4.67%	2.18%

Administration Class (commenced August 2, 2000)	4.43%	1.93%

GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 28.9%

Banks – 10.7%
Abbey National First
$10,000,000	8.20%	10/15/2004	$10,631,532
Bank of America Corp.
11,500,000	7.63	04/15/2005	12,447,861
9,500,000	6.38	05/15/2005	10,146,419
BB&T Corp.
15,000,000	6.38 #	06/30/2005	16,071,214
BCH Cayman Islands
4,000,000	8.25	06/15/2004	4,162,548
Citicorp, Inc.
6,000,000	7.75	06/15/2006	6,761,435
Credit Suisse FB USA, Inc.
6,000,000	5.88	08/01/2006	6,486,033
Donaldson, Lufkin & Jenrette, Inc.-DLJ
10,000,000	6.88	11/01/2005	10,881,451
FleetBoston Financial Corp.
8,000,000	7.25	09/15/2005	8,743,220
Golden West Financial Corp.
3,200,000	5.50	08/08/2006	3,432,765
HSBC USA, Inc.
10,000,000	7.00	11/01/2006	11,138,721
Nordea Bank Finland PLC
2,500,000	6.50	01/15/2006	2,711,352
PNC Bank NA
1,800,000	7.88	04/15/2005	1,955,338
PNC Funding Corp.
3,112,000	7.75	06/01/2004	3,223,245
Popular North America, Inc.
5,928,000	6.63	01/15/2004	5,987,855
RBSG Capital Corp.
11,780,000	10.13	03/01/2004	12,101,276
Santander Financial Issuances
2,565,000	7.25	05/30/2006	2,847,014
US Bancorp
6,000,000	6.75	10/15/2005	6,515,063
Wachovia Corp.
6,250,000	6.88	09/15/2005	6,790,282
2,989,000	7.50	07/15/2006	3,360,540
Washington Mutual, Inc.
4,118,000	7.50	08/15/2006	4,615,565
Wells Fargo & Co.
3,800,000	7.25	08/24/2005	4,148,622
3,325,000	6.75	10/01/2006	3,685,126
5,000,000	3.12	08/15/2008	4,832,207

			$163,676,684

Brokerage – 1.4%
Lehman Brothers, Inc.
$2,100,000	7.63%	06/01/2006	$2,353,407
Morgan Stanley Group, Inc.
7,500,000	5.80	04/01/2007	8,140,472
The Bear Stearns Companies, Inc.
5,000,000	6.50	05/01/2006	5,471,294
5,000,000	5.70	01/15/2007	5,390,928

			$21,356,101

Captive-Automotive – 0.4%
General Motors Acceptance Corp.
5,600,000	6.38%	01/30/2004	$5,664,859

Chemicals – 0.6%
Rohm and Haas Co.
$1,300,000	6.95%	07/15/2004	$1,347,763
The Dow Chemical Co.
7,890,000	5.25	05/14/2004	8,009,155

			$9,356,918

Electric – 0.8%
FPL Group Capital Inc.
$5,000,000	1.44%#	03/30/2005	$4,999,725
Singapore Power Ltd.†
6,500,000	3.80	10/22/2008	6,508,678

			$11,508,403

Entertainment – 0.8%
CBS Corp.
$10,000,000	7.15%	05/20/2005	$10,777,442
Viacom, Inc.
1,000,000	6.40	01/30/2006	1,085,059

			$11,862,501

Financial-Other – 0.1%
Transamerica Finance Corp.
$2,050,000	7.50%	03/15/2004	$2,091,754

Food & Beverage – 0.9%
Nabisco, Inc.
$11,500,000	6.85%	06/15/2005	$12,331,189
Sara Lee Corp.
1,500,000	6.40	06/09/2005	1,601,311

			$13,932,500

Integrated – 0.6%
Conoco Phillips
$9,000,000	8.50%	05/25/2005	$9,903,995

Life Insurance – 4.9%
AXA Financial, Inc.
$4,000,000	9.00%	12/15/2004	$4,310,739
Equitable Life Assurance Society†
7,080,000	6.95	12/01/2005	7,732,181
Jackson National Life Insurance Co.†
2,000,000	5.25	03/15/2007	2,127,798
John Hancock Global Funding
7,600,000	6.50	06/22/2004	7,816,083
Lincoln National Corp.
3,750,000	7.25	05/15/2005	4,056,360
Metropolitan Life Insurance Co.†
16,290,000	7.00	11/01/2005	17,717,558
Monumental Global Funding II†
5,000,000	6.05	01/19/2006	5,380,300
Monumental Global Funding III†
4,390,000	5.20	01/30/2007	4,731,292
Principal Financial Group (Australia)†
10,000,000	7.95	08/15/2004	10,414,260

The accompanying notes are an integral part of these financial statements.       21

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments (continued)
April 30, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Life Insurance – (continued)
Prudential Insurance Co.†
$8,450,000	6.38%	07/23/2006	$9,244,300
Reliastar Financial Corp.
1,400,000	8.00	10/30/2006	1,575,560

			$75,106,431

Media-Non Cable – 0.2%
INTELSAT
$3,000,000	8.38%	10/14/2004	$3,151,395

Noncaptive-Consumer – 2.9%
American General Finance Corp.
$9,000,000	5.88%	07/14/2006	$9,715,284
8,500,000	4.50	11/15/2007	8,813,088
Aristar, Inc.
4,000,000	8.25	06/15/2005	4,389,622
7,500,000	6.25	05/15/2006	8,138,922
Countrywide Home Loans, Inc.
5,500,000	1.62 #	06/02/2006	5,514,509
Household Finance Corp.
5,000,000	5.75	01/30/2007	5,391,049
Washington Mutual Financial Corp.
2,710,000	7.38	09/01/2004	2,840,625

			$44,803,099

Noncaptive-Diversified – 0.2%
General Electric Capital Corp.
$3,100,000	5.35%	03/30/2006	$3,305,778

Property/ Casualty Insurance – 1.3%
ACE INA Holdings, Inc.
$2,000,000	8.20%	08/15/2004	$2,096,574
2,000,000	8.30	08/15/2006	2,266,923
ACE Ltd.
6,487,000	6.00	04/01/2007	6,998,072
The Hartford Financial Services Group, Inc.
7,815,000	7.75	06/15/2005	8,499,533

			$19,861,102

Tobacco – 0.1%
UST, Inc.
$2,050,000	8.80%	03/15/2005	$2,223,843

Wireless Telecommunications – 2.1%
Verizon Global Funding Corp.
$2,000,000	7.60%	03/15/2007	$2,276,552
7,000,000	6.13	06/15/2007	7,700,373
Verizon Wireless Capital LLC
9,250,000	5.38	12/15/2006	9,876,325
Vodafone Group PLC
11,000,000	7.63	02/15/2005	11,815,302

			$31,668,552

Wirelines Telecommunications – 0.9%
British Telecom PLC
$13,000,000	7.88%	12/15/2005	$14,401,223

TOTAL CORPORATE BONDS
(Cost $432,626,081)			$443,875,138

Agency Debentures – 39.1%

African Development Bank
$1,000,000	6.75%	10/01/2004	$1,048,183
European Investment Bank
5,000,000	8.25	12/20/2004	5,373,110
Federal Farm Credit Bank
7,000,000	5.10	04/26/2004	7,131,313
5,000,000	5.45	01/19/2005	5,236,100
4,500,000	5.40	05/10/2006	4,830,350
6,000,000	5.70	06/08/2006	6,150,750
6,500,000	6.60	07/07/2006	7,194,057
Federal Home Loan Banks
1,000,000	5.38	01/05/2004	1,007,210
7,000,000	2.88	12/23/2005	7,014,651
7,000,000	5.50	07/19/2006	7,198,289
25,000,000	4.30	10/30/2006	26,084,825
8,000,000	5.20	05/23/2007	8,458,272
10,000,000	3.59	10/22/2007	10,096,690
9,145,000	3.00	06/02/2008	8,953,083
Federal Home Loan Mortgage Corp.
17,000,000	2.05	01/28/2005	17,022,241
22,000,000	2.60	06/03/2005	22,021,792
20,000,000	2.50	07/28/2005	20,045,364
10,628,000	0.00 •	01/15/2006	10,118,483
12,000,000	2.75	05/05/2006	12,010,262
6,550,000	6.75	05/30/2006	7,240,762
13,516,000	3.10	06/19/2006	13,545,154
30,000,000	4.00	08/02/2006	30,586,620
26,800,000	3.70	08/23/2006	27,294,192
11,628,000	0.00 •	01/15/2007	10,623,376
15,000,000	5.13	02/13/2007	15,164,910
8,000,000	3.16	05/07/2007	8,075,968
35,750,000	4.50	07/23/2007	36,387,064
7,175,000	6.00	09/12/2008	7,461,864
Federal National Mortgage Association
5,000,000	7.88	02/24/2005	5,409,130
3,000,000	7.65	03/10/2005	3,252,319
5,000,000	2.75	06/03/2005	5,005,614
10,000,000	3.75	07/29/2005	10,162,801
20,000,000	0.00/1.75 §	10/07/2005	20,042,300
13,700,000	3.05	06/05/2006	13,719,892
22,505,000	3.10 ^	07/28/2006	22,581,652
5,000,000	3.75	08/09/2006	5,088,375
18,000,000	3.89	08/16/2006	18,344,880
5,000,000	3.51	08/23/2006	5,058,390
27,000,000	4.88	03/11/2007	27,343,037
30,000,000	5.42	04/04/2007	31,428,177
7,000,000	6.52	07/11/2007	7,876,589
16,800,000	3.70	11/01/2007	16,984,800
3,000,000	4.00	11/05/2007	3,000,914
6,000,000	4.00	11/12/2008	6,063,000
Financing Corp. (FICO) Strip•
3,073,000	0.00	04/05/2006	2,898,435

22       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – (continued)

Government Backed Trust•
$5,613,000	0.00%	11/15/2003	$5,610,250
Government Loan Trust•
7,644,000	0.00	04/01/2007	6,878,927
Government Trust Certificates•
3,000,000	0.00	11/15/2003	2,998,530
5,000,000	0.00	05/15/2004	4,959,520
6,187,000	0.00	11/15/2004	6,077,849
Inter-American Development Bank
9,000,000	3.53	05/25/2005	9,245,484
1,000,000	6.25	04/15/2006	1,091,892
KFW International Finance, Inc.
1,000,000	5.00	11/25/2003	1,002,098
4,650,000	8.25	11/30/2004	4,983,563
Landesbank Baden-Wuerttemberg Girozentrale
5,170,000	7.88	04/15/2004	5,329,805
Oesterreich Federal Financing Agency
3,000,000	7.38	05/11/2005	3,239,457
Singapore Power Ltd.
1,500,000	7.25	04/28/2005	1,613,244

TOTAL AGENCY DEBENTURES
(Cost $592,838,014)			$600,665,859

Asset-Backed Securities – 29.6%

Auto – 26.4%
AESOP Funding II LLC Series 2003-3A, Class A1†
$20,000,000	2.75%	07/20/2007	$19,981,800
AmeriCredit Automobile Receivables Trust Series 1999-D, Class A3
2,365,568	7.02	12/12/2005	2,376,829
AmeriCredit Automobile Receivables Trust Series 2000-A, Class A4
14,503,754	7.29	12/05/2006	14,733,690
AmeriCredit Automobile Receivables Trust Series 2002-B, Class A3
15,500,000	3.78	02/12/2007	15,718,045
BMW Vehicle Owner Trust Series 2002-A, Class A4
9,000,000	4.46	05/25/2007	9,351,858
Capital One Auto Finance Trust Series 2001-A, Class A3
10,617,757	4.83	09/15/2005	10,718,454
Capital One Auto Finance Trust Series 2002-B, Class A3A
35,000,000	2.71	10/16/2006	35,320,254
CPS Auto Trust Series 2001-A, Class A1†
854,747	4.37	09/15/2005	863,027
CPS Auto Trust Series 2002-A, Class A1
1,556,824	3.74	01/15/2006	1,577,744
Daimlerchrysler Auto Trust Series 2000-B, Class A4
19,046,841	7.63	06/08/2005	19,357,747
Daimlerchrysler Auto Trust Series 2000-D, Class A3
489,204	6.66	01/08/2005	489,686
Daimlerchrysler Auto Trust Series 2000-D, Class A4
15,000,000	6.70	03/08/2006	15,384,148
Daimlerchrysler Auto Trust Series 2001-D, Class A3
11,450,954	3.15	11/06/2005	11,530,230
Drive Auto Receivables Trust Series 2002-1, Class A3†
23,333,000	3.68	09/15/2006	23,712,161
Duck Auto Grantor Trust Series 2001-C, Class A†§
1,820,398	0.00/3.44	05/15/2006	1,831,206
Duck Auto Grantor Trust Series 2002-A, Class A†§
6,529,837	0.00/4.16	02/15/2007	6,613,501
Franklin Auto Trust Series 2001-2, Class A3
6,996,134	3.77	02/20/2006	7,055,907
Franklin Auto Trust Series 2002-1, Class A3
13,026,537	3.74	11/20/2006	13,181,227
Household Automotive Trust Series 2002-1, Class A3
44,000,000	3.75	09/18/2006	44,696,507
Long Beach Auto Receivables Trust Series 2001-A, Class A3†
8,736,998	5.20	03/13/2006	8,854,401
Long Beach Auto Receivables Trust Series 2001-B, Class A3†
12,455,813	3.94	10/13/2006	12,627,081
MFN Auto Receivables Trust Series 2002-A, Class A1†
3,808,554	3.81	01/15/2005	3,838,309
Nissan Auto Receivables Owner Trust Series 2001-C, Class A3
3,267,671	4.31	05/16/2005	3,287,328
Onyx Acceptance Auto Trust Series 2001-D, Class A3
3,498,508	3.63	12/15/2005	3,521,065
Onyx Acceptance Auto Trust Series 2002-A, Class A3
8,571,397	3.75	04/15/2006	8,661,429
Onyx Acceptance Auto Trust Series 2002-C, Class A3
21,413,658	3.29	09/15/2006	21,646,354
Union Acceptance Corp. Series 2000-D, Class A3
187,126	6.72	10/11/2005	187,068
Union Acceptance Corp. Series 1999-C, Class A4§
1,723,580	0.00/6.82	01/09/2006	1,732,119
Union Acceptance Corp. Series 2000-A, Class A4§
4,629,825	0.00/7.44	04/10/2006	4,720,545
WFS Financial Owner Trust Series 2002-1, Class A3A
34,252,458	4.15	12/20/2006	34,765,755
WFS Financial Owner Trust Series 2002-2, Class A3
40,000,000	3.81	02/20/2007	40,580,512
World Omni Auto Receivables Trust Series 2001-B, Class A3
6,028,746	3.79	11/21/2005	6,081,062

			$404,997,049

Equipment – 3.0%
Ikon Receivables LLC Series 2002-1, Class A3
$26,645,056	3.90%	10/15/2006	$26,995,657
Ikon Receivables LLC Series 2003-1, Class A3B
20,000,000	2.33	12/17/2007	20,138,118

			$47,133,775

Student Loans – 0.2%
Union Financial Services-1, Inc. Series 1998-A, Class A8
$2,790,400	5.50%	09/01/2005	$2,867,052

TOTAL ASSET-BACKED SECURITIES
(Cost $452,432,024)			$454,997,876

The accompanying notes are an integral part of these financial statements.       23

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments (continued)
April 30, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.6%

Joint Repurchase Agreement Account IIΔ
$23,800,000	1.06%	11/03/2003	$23,800,000
Maturity Value: $23,802,102

TOTAL REPURCHASE AGREEMENT
(Cost $23,800,000)			$23,800,000

TOTAL INVESTMENTS
(Cost $1,501,696,119)			$1,523,338,873

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $142,177,853, which represents 9.3% of net assets as of October 31, 2003.

*	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

§	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

Δ	Joint repurchase agreement was entered into on October 31, 2003.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

24       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on August 1, 1991 in the Institutional shares of the Goldman Sachs Ultra-Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index/ One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Service shares will vary from Institutional shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Ultra-Short Duration Government Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1991 to October 31, 2003.(a)

Average Annual Total Return through October 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 15, 1995)
Excluding sales charges	4.88%	n/a	4.36%	1.40%
Including sales charges	4.69%	n/a	4.04%	-0.15%

Institutional Class (commenced July 17, 1991)	5.11%	5.01%	4.77%	1.69%

Service Class (commenced March 27, 1997)	4.36%	n/a	4.28%	1.29%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 79.7%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)# – 3.2%
$624,763	3.35%	07/01/2018	$642,373
170,384	3.61	09/01/2018	174,342
1,357,902	5.69	11/01/2018	1,382,464
274,925	3.51	12/01/2018	280,986
1,763,946	3.54	05/01/2019	1,802,346
5,023,246	4.27	11/01/2019	5,091,663
3,899,931	6.88	11/01/2019	4,080,888
2,515,929	3.39	01/01/2020	2,585,359
853,275	3.55	05/01/2020	879,198
4,486,782	3.37	06/01/2020	4,616,141
99,072	3.48	02/01/2021	101,351
6,026,577	3.85	02/01/2022	6,232,746
1,383,163	3.31	06/01/2022	1,416,165
739,785	3.55	08/01/2022	758,220
1,293,270	3.33	09/01/2022	1,330,498
953,372	3.37	09/01/2022	969,980
1,687,682	3.73	06/01/2024	1,738,335
6,732,339	3.59	12/01/2026	6,994,319
13,871,677	3.75	04/01/2027	14,282,801
514,124	3.39	02/01/2028	525,752
17,532,575	3.65	04/01/2028	18,000,664
3,582,047	6.59	08/01/2028	3,710,786
1,862,847	3.67	05/01/2029	1,933,901
1,705,704	7.16	06/01/2029	1,743,124
1,082,707	3.58	07/01/2030	1,111,146
1,660,503	7.58	11/01/2030	1,757,692
2,070,665	3.57	12/01/2030	2,154,540
498,645	3.39	02/01/2031	502,110
2,654,235	6.22	05/01/2035	2,735,192

			$89,535,082

Adjustable Rate Federal National Mortgage Association (FNMA)# – 16.6%
$227,753	3.23%	11/01/2014	$233,711
654,441	3.52	03/01/2017	665,995
2,475,223	6.72	04/01/2017	2,570,193
129,784	3.08	11/01/2017	132,572
1,151,388	2.54	03/01/2018	1,153,801
226,613	3.07	03/01/2018	230,358
1,030,293	3.57	03/01/2018	1,040,466
3,728,849	3.60	07/01/2018	3,765,729
763,534	4.03	08/01/2018	789,067
505,080	3.18	10/01/2018	516,106
1,121,634	3.68	10/01/2018	1,138,008
1,249,990	3.16	11/01/2018	1,278,439
28,576	3.17	11/01/2018	29,077
655,569	3.47	01/01/2019	661,400
2,009,684	4.04	04/01/2019	2,030,992
1,341,260	3.27	05/01/2019	1,354,144
3,552,585	3.42	05/01/2019	3,605,721
1,211,771	3.67	06/01/2019	1,223,982
680,268	3.82	06/01/2019	690,534
812,162	6.16	07/01/2019	840,850
261,345	3.23	08/01/2019	266,860
1,005,250	3.68	08/01/2019	1,020,229
1,358,986	4.27	08/01/2019	1,373,643
77,946	3.37	09/01/2019	80,118
204,036	4.22	09/01/2019	206,225
385,733	3.30	10/01/2019	395,895
322,094	3.72	11/01/2019	325,340
5,759,957	3.85	11/01/2019	5,995,251
145,573	3.70	04/01/2020	147,778
2,958,176	5.74	05/01/2020	3,076,060
1,568,180	3.51	06/01/2020	1,591,246
492,365	3.76	06/01/2020	499,572
1,688,054	2.97	07/01/2020	1,718,612
887,115	3.70	11/01/2020	900,333
531,867	3.81	11/01/2020	547,888
1,829,103	2.53	12/25/2020	1,801,490
2,236,792	3.58	01/01/2021	2,291,038
831,154	3.59	02/01/2021	849,107
1,024,745	3.93	03/01/2021	1,040,457
207,326	4.00	12/01/2021	210,557
2,967,907	3.97	01/01/2022	3,009,577
30,886	5.98	01/01/2022	32,084
198,229	6.34	02/01/2022	206,094
408,681	5.07	05/20/2022	413,023
13,101,592	2.89	12/01/2022	13,338,826
777,951	3.43	02/01/2023	800,913
35,922	6.23	12/01/2023	36,819
2,560,918	3.64	01/01/2024	2,638,156
2,026,606	3.15	03/01/2024	2,084,012
13,675,345	3.74	04/01/2024	13,826,757
2,337,498	5.08	06/20/2024	2,362,337
88,803	3.42	07/01/2024	89,858
904,355	5.15	01/01/2025	927,880
2,598,092	3.66	05/01/2025	2,682,605
459,253	6.70	10/01/2025	463,627
46,944	7.20	01/01/2028	48,548
537,453	4.80	07/01/2028	556,531
1,702,975	3.96	01/01/2029	1,721,966
2,515,766	5.16	07/01/2029	2,586,813
3,929,980	3.48	01/01/2030	4,019,125
3,270,335	4.14	05/01/2030	3,315,749
2,089,270	2.78	06/01/2030	2,112,159
2,070,480	2.78	11/01/2030	2,101,588
12,060,937	3.56	01/01/2031	12,369,920
2,705,876	5.97	05/01/2031	2,814,864
3,205,219	5.73	06/01/2031	3,293,683
7,666,912	5.68	07/01/2031	7,803,525
4,950,878	5.72	08/01/2031	5,093,513
1,190,744	6.23	08/01/2031	1,230,911
4,647,421	6.30	08/01/2031	4,807,176
6,240,028	5.70	11/01/2031	6,422,360
2,121,258	5.59	12/01/2031	2,178,140
4,836,084	6.19	01/01/2032	4,994,151
4,451,101	6.47	01/01/2032	4,604,107
4,037,770	6.45	02/01/2032	4,180,950
3,761,923	5.84	03/01/2032	3,867,257
7,472,003	6.17	03/01/2032	7,730,092
1,655,362	5.20	05/01/2032	1,675,184

26       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Federal National Mortgage Association (FNMA)# – (continued)
FNMA Series 1997-20, Class F
$5,230,498	1.91%	03/25/2027	$5,215,010
2,362,175	5.96	07/01/2032	2,441,138
2,588,940	4.84	09/01/2032	2,662,914
3,621,734	6.41	09/01/2032	3,694,711
2,376,507	4.91	10/01/2032	2,445,371
3,831,102	5.04	10/01/2032	3,905,057
4,140,102	5.11	11/01/2032	4,245,389
3,151,366	4.96	12/01/2032	3,199,161
4,742,964	5.00	12/01/2032	4,821,749
5,123,594	5.05	12/01/2032	5,218,681
2,931,499	5.17	12/01/2032	3,009,118
2,821,630	5.26	12/01/2032	2,942,341
3,295,131	5.02	01/01/2033	3,352,274
2,575,254	5.12	01/01/2033	2,626,420
17,505,676	4.45	02/01/2033	17,825,582
7,951,495	4.84	02/01/2033	8,046,666
6,880,764	4.91	02/01/2033	7,062,058
12,534,037	5.03	02/01/2033	12,787,225
2,791,454	5.05	02/01/2033	2,841,146
7,743,211	4.50	03/01/2033	7,939,487
24,060,976	4.77	03/01/2033	24,733,968
20,628,916	4.80	03/01/2033	21,098,178
22,377,476	4.47	05/01/2033	22,733,940
17,916,100	4.56	05/01/2033	18,338,817
3,061,499	4.75	05/01/2033	3,142,928
48,535,761	4.13	04/01/2034	49,459,331
1,413,866	2.78	05/01/2040	1,435,108
14,998,104	2.78	06/01/2040	15,223,439
6,415,641	6.25	07/01/2040	6,621,131
20,256,136	2.78	10/01/2040	16,171,226

			$465,969,288

Adjustable Rate Government National Mortgage Association (GNMA)# – 2.4%
$873,277	4.38%	03/01/2016	$887,353
930,367	5.75	08/20/2018	949,209
1,056,541	4.38	02/20/2021	1,074,831
489,171	4.38	06/20/2022	498,220
367,051	5.75	08/20/2022	374,926
500,559	4.38	06/20/2023	509,863
2,249,276	5.75	09/20/2023	2,297,545
3,388,851	4.38	05/20/2024	3,452,094
4,350,420	5.75	07/20/2024	4,435,374
2,668,526	5.75	07/20/2025	2,725,841
7,474,015	5.63	11/20/2025	7,714,294
3,313,935	4.38	02/20/2027	3,365,999
3,811,336	4.38	03/20/2027	3,871,211
6,405,806	5.75	08/20/2027	6,547,688
7,891,842	4.25	01/01/2028	7,996,452
1,912,808	4.38	01/20/2028	1,942,503
4,804,652	4.25	02/20/2028	4,868,047
7,540,827	4.38	02/20/2028	7,658,162
4,104,578	4.25	03/20/2028	4,158,471
2,907,682	4.38	05/20/2028	2,962,246

			$68,290,329

Adjustable Rate Non-Agency# – 7.1%
Bank of America Mortgage Securities Series 2002-J, Class A2
$5,851,142	4.88%	05/25/2032	$5,929,194
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
19,655,812	5.10	03/25/2033	19,985,141
Merrill Lynch Mortgage Investors, Inc. Series 2002-A2, Class 2A
2,068,499	5.97	05/25/2032	2,076,481
Sequoia Mortgage Trust Series 8, Class 1A2
2,937,843	3.46	08/20/2032	2,985,891
Sequoia Mortgage Trust Series 8, Class 3A
23,762,408	2.98	08/20/2032	24,073,221
Sequoia Mortgage Trust Sereis 9, Class 2A
74,332,050	2.74	09/20/2032	73,871,191
Washington Mutual Series 2002-AR6, Class A
24,012,789	2.78	06/25/2042	24,198,848
Washington Mutual Series 2002-AR7, Class A6
12,475,410	5.53	07/25/2032	12,597,034
Washington Mutual Series 2002-AR9, Class 1A
30,791,095	2.78	08/25/2042	30,955,212
Wells Fargo Mortgage Backed Securities Trust Series 2002-C, Class A1
1,619,837	5.02	07/25/2032	1,633,704

			$198,305,917

Commercial Mortgage-Backed Securities (CMBS) – 0.7%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2†
$142,041,083	1.14%	02/15/2035	$7,031,744
GMAC Commercial Mortgage Securities, Inc. Series 1997-C1, Class A2
2,281,380	6.85	07/15/2029	2,317,060
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2†
88,598,000	2.24	03/18/2036	9,826,874

			$19,175,678

Federal Home Loan Mortgage Corp. (FHLMC) – 4.0%
$8,492,074	7.00%	02/01/2009	$9,006,113
6,326,339	6.00	03/01/2009	6,626,453
4,423,937	7.00	03/01/2009	4,689,392
11,155,992	7.00	04/01/2009	11,837,181
5,145,001	7.00	05/01/2009	5,453,723
3,783,994	7.00	06/01/2009	4,011,050
3,925,690	7.50	06/01/2009	4,177,192
733,812	6.50	03/01/2013	769,774
1,039,234	6.50	04/01/2013	1,090,164
564,948	6.50	05/01/2013	592,635
1,074,813	6.50	06/01/2013	1,127,486
11,591,906	8.00	12/01/2015	12,388,850

The accompanying notes are an integral part of these financial statements.       27

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. (FHLMC) – (continued)
$1,792,090	6.00%	05/01/2017	$1,861,915
2,994,698	7.00	04/01/2021	3,147,502
1,287,803	7.00	08/01/2021	1,353,513
10,317,514	7.00	03/01/2022	10,847,155
3,778,100	7.00	05/01/2022	3,972,046
16,670,012	7.00	06/01/2022	17,525,753
259,263	7.00	12/01/2025	272,761
1,628,686	7.00	12/01/2030	1,707,715
1,309,449	7.00	01/01/2031	1,374,120
8,698,999	6.50	03/01/2033	9,053,794

			$112,886,287

Federal National Mortgage Association (FNMA) – 21.9%
$8,910	6.00%	04/01/2008	$9,343
652,168	6.00	08/01/2008	683,913
501,026	6.00	09/01/2008	525,414
161,586	6.00	10/01/2008	169,452
2,529	6.00	11/01/2008	2,652
217,674	6.00	12/01/2008	228,269
457,396	6.00	01/01/2009	479,660
3,909	6.00	02/01/2009	4,097
853,789	6.00	05/01/2009	894,982
14,404	6.00	12/01/2009	15,105
3,078,464	6.00	01/01/2011	3,228,313
6,418,207	6.00	09/01/2011	6,682,059
7,755,168	6.00	01/01/2012	8,076,890
2,182,722	6.50	01/01/2012	2,301,883
19,215,789	6.00	03/01/2012	20,015,997
11,750,245	6.00	04/01/2012	12,269,790
4,205,393	6.50	04/01/2012	4,407,668
34,686,148	6.00	05/01/2012	36,430,605
1,817,049	6.50	05/01/2012	1,904,669
42,514,683	6.00	06/01/2012	44,717,980
2,211,601	6.50	06/01/2012	2,318,503
20,591,806	6.00	07/01/2012	21,615,012
82,480,643	5.50	01/01/2013	85,026,673
1,054,407	6.00	04/01/2013	1,105,279
24,176,960	6.00	12/01/2013	25,193,152
3,329,891	6.00	06/01/2014	3,468,446
7,191,645	6.00	06/01/2015	7,490,887
7,264,955	6.00	09/01/2015	7,567,247
5,110,925	8.00	01/01/2016	5,475,949
17,531,266	6.50	09/01/2016	18,463,811
1,840,839	6.00	11/01/2016	1,917,091
5,465,218	6.50	03/01/2017	5,745,503
1,681,910	7.00	03/01/2017	1,787,257
14,464,605	6.00	04/01/2017	15,068,284
1,027,067	7.00	05/01/2017	1,091,398
20,534,747	5.50	03/01/2018	21,169,907
2,033,460	5.50	04/01/2018	2,096,357
6,858,593	6.00	04/01/2018	7,145,035
1,391,093	7.00	07/01/2021	1,462,216
1,787,960	7.00	11/01/2021	1,879,374
1,122,924	7.00	12/01/2021	1,180,337
1,538,628	7.00	01/01/2022	1,617,294
327,490	7.00	02/01/2022	344,234
1,350,443	7.00	01/01/2028	1,420,589
27,669,028	7.00	03/01/2032	29,077,105
38,103,010	7.00	04/01/2032	40,042,073
13,009,523	7.00	07/01/2032	13,671,578
3,597,403	6.50	12/01/2032	3,731,817
84,471,316	6.50	03/01/2033	87,790,606
1,778,515	4.88	04/01/2033	1,832,221
32,013,559	6.50	04/01/2033	33,273,530
15,935,950	7.00	04/01/2033	16,777,542
3,166,679	6.50	05/01/2033	3,291,311

			$614,186,359

Government National Mortgage Association (GNMA) – 0.0%
$130,688	7.00%	12/15/2025	$139,074
712,507	7.00	04/15/2026	758,122

			$897,196

Collateralized Mortgage Obligations (CMOs) – 23.8%
Inverse Floater# – 0.3%
FHLMC Series 1606, Class SC
$5,871,087	17.81%	11/15/2008	$6,712,234
GNMA REMIC Trust Series 2001-62, Class SB
168,670	22.36	11/16/2027	197,560

			$6,909,794

Inverse Floating Rate – Interest Only# – 0.0%
FNMA Series 1996-20, Class SB
$5,177,886	14.42%	10/25/2008	$879,171

IOette@# – 0.0%
FNMA REMIC Trust Series 1990-145, Class B
$4,495	4.19%	12/25/2020	$84,065

Planned Amortization Class (PAC) CMOs – 11.1%
FHLMC Series 1246, Class J
$1,008,127	7.50%	05/15/2007	$1,053,357
FHLMC Series 1364, Class K
1,580,832	5.00	09/15/2007	1,621,529
FHLMC Series 1377, Class H
4,502,083	6.00	09/15/2007	4,622,594
FHLMC Series 1415, Class N
5,287,293	6.75	11/15/2007	5,485,263
FHLMC Series 1423, Class FF
13,211,822	7.00	12/15/2007	13,869,637
FHLMC Series 1445, Class K
789,581	7.00	10/15/2007	804,488
FHLMC Series 1680, Class PJ
2,804,000	6.50	02/15/2023	2,958,910
FHLMC Series 1692, Class PJ
3,171,258	6.50	04/15/2023	3,249,494
FHLMC Series 1703, Class GA
4,003,514	6.50	10/15/2008	4,130,265
FHLMC Series 1720, Class PJ
7,264,919	7.25	01/15/2024	7,739,440
FHLMC Series 2078, Class PL
3,316,524	6.25	06/15/2012	3,363,769
FHLMC Series 2113, Class TE
7,000,000	6.00	01/15/2014	7,430,091

28       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Planned Amortization Class (PAC) CMOs – (continued)
FHLMC Series 2128, Class PG
$247,640	5.75%	05/15/2011	$247,509
FHLMC Series 2298, Class PD
4,595,846	6.50	03/15/2030	4,697,496
FHLMC Series 2341, Class PE
14,357,028	6.50	03/15/2030	14,549,807
FHLMC Series 2359, Class PC
25,558,109	6.00	07/15/2015	26,198,186
FHLMC Series 2416, Class PF
6,207,522	6.00	08/15/2018	6,305,958
FHLMC Series 2423, Class MB
12,000,000	7.00	07/15/2030	12,338,708
FHLMC Series 2479, Class TC
12,500,000	5.50	12/15/2014	12,964,658
FHLMC Series 2489, Class PB
11,279,924	6.00	01/15/2026	11,338,488
FNMA REMIC Trust Series 1992-193, Class HD
5,113,485	7.00	11/25/2007	5,390,056
FNMA REMIC Trust Series 1993-135, Class PG
5,305,345	6.25	07/25/2008	5,571,370
FNMA REMIC Trust Series 1993-212, Class PC
12,149,699	4.50	09/25/2008	12,399,479
FNMA REMIC Trust Series 1993-225, Class WC
2,257,500	6.50	12/25/2013	2,403,951
FNMA Series 1994-28, Class H
12,220,885	6.25	03/25/2023	12,470,626
FNMA Series 2001-68, Class QD
16,820,000	5.50	07/25/2014	17,135,000
GNMA REMIC Trust Series 2001-59, Class QJ
19,191,295	6.00	09/20/2028	19,604,649
GNMA REMIC Trust Series 2001-60, Class PK
35,468,779	6.00	09/20/2028	36,190,320
GNMA REMIC Trust Series 2002-45, Class QC
8,000,000	6.50	07/20/2029	8,177,661
GNMA Series 2002-1, Class PB
25,806,923	6.00	02/20/2029	26,380,929
GNMA Series 2002-3, Class LE
19,543,364	6.50	08/20/2030	19,988,260

			$310,681,948

Regular Floater CMOs# – 6.3%
FHLMC Series 1509, Class F
$8,722,311	2.13%	04/15/2008	$8,887,577
FHLMC Series 1606, Class FC
21,554,082	2.85	11/15/2008	22,079,933
FHLMC Series 1612, Class FD
2,220,561	2.85	11/15/2008	2,274,803
FHLMC Series 1661, Class FD
25,226,917	2.63	01/15/2009	25,256,046
FHLMC Series 1665, Class FA
2,032,000	3.73	06/15/2023	2,045,919
FHLMC Series 1826, Class F
702,294	1.53	09/15/2021	698,768
FHLMC Series 1970, Class F
605,419	1.48	08/15/2004	601,681
FNMA REMIC Trust Series 1993-190, Class F
13,106,966	2.97	10/25/2008	13,178,580
FNMA REMIC Trust Series 1993-196, Class FD
1,125,651	2.85	10/25/2008	1,131,739
FNMA REMIC Trust Series 1993-214, Class FA
2,455,891	1.93	12/25/2008	2,485,879
FNMA REMIC Trust Series 1993-233, Class FA
2,326,021	2.92	12/25/2008	2,401,071
FNMA REMIC Trust Series 1994-15, Class FC
1,299,531	3.46	06/25/2023	1,303,818
FNMA REMIC Trust Series G97-1, Class F
232,331	1.53	02/18/2004	231,928
FNMA Series 1993-231, Class FE
5,102,081	2.03	12/25/2008	5,160,815
FNMA Series 1998-66, Class FC
1,407,394	1.62	11/17/2028	1,414,446
FNMA Series 2002-T7, Class A1
33,762,064	1.23	07/25/2032	33,754,943
FNMA Series 2002-W2, Class AV1
36,904,667	1.23	06/25/2032	36,910,056
FNMA Series 2003-T3, Class 1A
16,933,057	1.24	06/25/2033	16,933,052

			$176,751,054

Sequential Fixed Rate CMOs – 5.6%
Asset Securitization Corp. Series 1997-D4, Class A1B
$16,651,900	7.40%	04/14/2029	$16,805,623
CS First Boston Mortgage Securities Corp. Series 2003-1, Class 3A1
15,350,817	6.00	01/25/2033	15,405,986
FHLMC Series 1216, Class GC
4,616,398	7.00	03/15/2007	4,804,589
FHLMC Series 1852, Class PA
2,510,115	8.07	11/15/2021	2,512,104
FHLMC Series 2006, Class K
2,765,370	6.50	05/15/2012	2,819,967
FHLMC Series 2054, Class VB
2,411,456	6.50	12/15/2015	2,425,660
FHLMC Series 2059, Class A
1,067,104	6.00	09/15/2026	1,066,486
FHLMC Series 2125, Class JB
3,387,254	6.00	10/15/2026	3,410,874
FHLMC Series 2145, Class KA
6,095,262	6.35	09/15/2026	6,141,739
FHLMC Series 2196, Class VB
707,365	7.00	03/15/2015	707,000
FHLMC Series 2282, Class VB
11,155,000	6.00	06/15/2014	11,430,216
FHLMC Series 2427, Class EB
23,470,411	6.00	06/15/2016	24,134,494
FHLMC Series 2448, Class AV
10,934,580	6.50	09/15/2013	11,457,416
FHLMC Series 26, Class C
2,100,687	6.50	07/25/2018	2,104,862
First Horizon Asset Securities, Inc. Series 2003-1, Class 1A6
4,127,567	6.00	03/25/2033	4,173,386

The accompanying notes are an integral part of these financial statements.       29

Statement of Investments (continued)
October 31, 2003

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate CMOs – (continued)
First Nationwide Trust Series 1999-4, Class 3PA1
$14,868,714	6.50%	10/19/2029	$15,225,241
First Nationwide Trust Series 2001-4, Class 1A1
12,969,676	6.75	09/21/2031	13,106,422
FNMA REMIC Trust Series 1993-14, Class A
353,792	6.00	02/25/2008	365,074
FNMA REMIC Trust Series 1993-35, Class H
1,661,734	6.75	02/25/2008	1,721,860
GNMA Series 2001-35, Class A
327,453	6.50	03/20/2029	329,323
Master Asset Securitization Trust Series 2002-80, Class 2A1
4,486,593	6.00	12/25/2032	4,482,231
Residential Funding Mortgage Sec I Series 1993-S12, Class A12
4,443,800	7.50	03/25/2023	4,438,636
Residential Funding Mortgage Sec I Series 2002-S9, Class A5
293,818	6.00	07/25/2017	297,578
Washington Mutual MSC Mortgage Pass-Thru Series 2003-MS3, Class 1A1
7,420,269	5.75	03/25/2033	7,490,644

			$156,857,411

Support – 0.5%
FHLMC Series 1639, Class M
$6,876,346	6.00%	12/15/2008	$7,118,875
FNMA REMIC Trust Series 1996-14, Class J
1,454,522	6.15	03/25/2009	1,520,116
Housing Securities, Inc. Series 1994-1, Class A13
5,595,811	6.50	03/25/2009	5,671,362

			$14,310,353

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)			$666,473,796

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,248,584,201)			$2,235,719,932

Agency Debentures – 8.2%

Federal Home Loan Bank
$30,000,000	4.30%	12/04/2006	$31,339,050
8,000,000	5.20	05/23/2007	8,458,272
24,000,000	3.98	11/07/2008	24,006,744
38,925,000	8.05 ^	06/01/2010	42,342,615
5,000,000	6.20	01/26/2011	5,048,845
Federal Home Loan Mortgage Corp
70,000,000	4.75	05/26/2006	71,310,375
15,000,000	4.00	08/02/2006	15,293,310
22,100,000	5.00	07/30/2009	22,659,569
Federal National Mortgage Association
9,350,000	5.00	03/21/2007	9,734,804

TOTAL AGENCY DEBENTURES
(Cost $229,644,641)			$230,193,584

Asset-Backed Securities – 5.2%

Auto – 4.6%
AmeriCredit Automobile Receivable Trust Series 2002-A, Class A4
$7,035,000	4.61%	01/12/2009	$7,305,455
Capital One Auto Investment LLC Series 2000-B, Class A4†
12,000,000	6.78	10/15/2007	12,427,500
Daimler Chrysler Auto Trust Series 2000-B, Class A4
20,593,445	7.63	06/08/2005	20,929,596
Duck Auto Grantor Trust Series 2002-B, Class A†§
33,626,449	0.00/2.99	07/15/2007	33,847,123
Household Automotive Trust Series 1999-1, Class A4
3,904,337	6.65	04/17/2006	3,913,215
Long Beach Auto Receivable Trust Series 2001-B, Class A4†
32,500,000	4.60	10/13/2008	33,779,688
Onyx Acceptance Grantor Trust Series 2000-B, Class A4
4,896,174	7.38	08/15/2005	4,941,544
Union Acceptance Corp. Series 2000-B, Class A4§
11,310,628	0.00/7.54	10/10/2006	11,637,236

			$128,781,357

Home Equity – 0.6%
Indy Mac Home Equity Loan Asset-Backed Trust Series 2002-B, Class AV#
$17,866,620	1.57%	10/25/2033	$17,905,712

TOTAL ASSET-BACKED SECURITIES
(Cost $147,566,047)			$146,687,069

U.S. Treasury Obligations – 1.1%

United States Treasury Principal-Only Stripped Securities•
$25,000,000	0.00%	05/15/2011	$23,486,725
8,090,000	0.00	02/15/2010	7,915,135

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $31,682,607)			$31,401,860

Repurchase Agreement – 6.0%

Joint Repurchase Agreement Account IIΔ
$166,500,000	1.06%	11/03/2003	$166,500,000
Maturity Value: $166,514,708

TOTAL REPURCHASE AGREEMENT
(Cost $166,500,000)			$166,500,000

TOTAL INVESTMENTS
(Cost $2,823,977,496)			$2,810,502,445

30       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

@	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

§	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $96,912,929; which represents 3.5% of net assets as of October 31, 2003.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Δ	Joint repurchase agreement was entered into on October 31, 2003.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.       31

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2003

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on September 1, 1988 in the Institutional shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Short Duration Government Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 1, 1988 to October 31, 2003.(a)

Average Annual Total Return through October 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	5.72%	n/a	5.33%	2.11%
Including sales charges	5.40%	n/a	4.91%	0.04%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	5.09%	n/a	4.70%	1.41%
Including contingent deferred sales charges	5.09%	n/a	4.70%	-0.62%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.74%	n/a	4.51%	1.26%
Including contingent deferred sales charges	4.74%	n/a	4.51%	0.25%

Institutional Class (commenced August 15, 1988)	6.70%	5.89%	5.72%	2.43%

Service Class (commenced April 10, 1996)	5.70%	n/a	5.20%	1.92%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 59.4%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)# – 0.5%
$335,910	3.00%	08/01/2017	$342,551
446,400	5.34 ^	05/01/2018	447,172
1,324,223	3.90	06/01/2018	1,368,836
369,878	3.51	12/01/2018	378,031
1,359,956	3.85	02/01/2022	1,406,481
412,173	5.99	10/01/2025	422,384

			$4,365,455

Adjustable Rate Federal National Mortgage Association (FNMA)# – 6.8%
$546,608	3.34%	11/01/2014	$560,907
1,019,040	3.22	11/01/2017	1,043,270
1,348,222	5.99	02/01/2018	1,375,935
609,848	2.05	02/25/2018	533,517
761,608	3.11	06/01/2018	774,436
972,435	3.65	03/01/2019	993,338
1,467,108	5.74	05/01/2020	1,525,572
1,173,920	4.23	12/01/2020	1,206,793
1,342,075	3.66	01/01/2021	1,374,623
708,510	6.11	01/01/2023	725,794
537,453	5.14	07/01/2028	556,531
1,814,299	5.67	07/01/2032	1,853,332
1,326,053	5.75	07/01/2032	1,366,161
3,595,773	5.37	01/01/2033	3,666,955
7,724,307	5.28	02/01/2033	7,960,055
9,500,910	4.47	05/01/2033	9,652,255
6,751,830	4.17	04/01/2034	6,880,309
2,765,407	4.74	08/01/2035	2,820,195
5,908,766	4.75	08/01/2035	6,025,829
11,500,121	4.70	07/01/2036	11,728,537

			$62,624,344

Federal Home Loan Mortgage Corp. (FHLMC) – 9.4%
$14,401,809	7.20%	10/01/2006	$15,984,185
111,566	7.00	01/01/2009	118,260
196,206	7.00	02/01/2009	207,979
78,366	7.00	03/01/2009	83,069
246,949	7.00	04/01/2009	261,767
134,954	7.00	05/01/2009	143,052
15,603	6.50	05/01/2010	16,466
94,749	6.50	06/01/2010	99,700
2,322,610	6.50	07/01/2010	2,445,056
345,901	7.00	07/01/2010	366,712
381,307	6.50	08/01/2010	402,070
503,978	7.00	01/01/2011	534,751
7,873,441	6.00	10/01/2012	8,196,051
164,824	7.00	12/01/2012	174,741
161,749	6.00	01/01/2013	168,385
573,759	6.50	01/01/2013	601,878
83,164	6.00	02/01/2013	86,572
8,534,113	5.00	04/01/2013	8,677,611
213,257	6.00	04/01/2013	222,005
383,431	6.50	04/01/2013	402,221
657,060	6.50	05/01/2013	689,261
265,601	6.50	06/01/2013	278,617
280,049	6.50	10/01/2013	293,773
4,144,800	6.00	11/01/2013	4,314,828
73,966	6.00	12/01/2013	77,001
5,949,930	6.00	03/01/2014	6,190,429
2,166,626	6.00	06/01/2014	2,254,202
200,707	6.00	10/01/2014	208,820
18,300,235	6.00	12/01/2014	19,039,939
625,229	8.50	10/01/2015	684,772
4,011,040	8.00	12/01/2015	4,286,799
162,350	7.00	03/01/2016	171,959
8,348,933	7.00	04/01/2022	8,777,518
144,012	7.50	01/01/2031	153,161

			$86,613,610

Federal National Mortgage Association (FNMA) – 19.0%
$12,650	7.00%	11/01/2007	$13,460
256,321	7.00	12/01/2007	272,750
6,446	7.00	05/01/2008	6,859
45,473	7.00	08/01/2008	48,388
1,750,002	7.00	09/01/2008	1,862,171
1,399,330	6.00	12/01/2008	1,467,444
345,199	6.00	01/01/2009	361,928
36,929	6.00	05/01/2009	38,710
655,336	6.00	06/01/2009	687,236
638,156	6.00	09/01/2009	668,945
43,984	7.00	12/01/2009	46,803
247,661	8.50	05/01/2010	269,058
2,957	7.00	06/01/2010	3,146
5,683	6.00	08/01/2010	5,938
14,691	7.00	08/01/2010	15,622
8,418	6.00	11/01/2010	8,796
23,187	6.00	01/01/2011	24,227
13,808	7.00	01/01/2011	14,694
48,235	6.00	02/01/2011	50,399
1,162,720	6.00	03/01/2011	1,214,878
414,242	6.00	04/01/2011	432,825
555,385	6.00	05/01/2011	580,299
50,221	6.00	06/01/2011	52,474
84,489	6.00	07/01/2011	88,279
191,648	7.00	07/01/2011	203,689
162,130	6.00	09/01/2011	169,403
3,506,737	6.00	10/01/2011	3,702,228
5,888	7.00	11/01/2011	6,258
9,611	6.00	12/01/2011	10,042
12,534	6.00	01/01/2012	13,061
95,512	6.00	03/01/2012	99,527
35,170,227	5.50	01/01/2013	36,255,153
110,055	6.00	04/01/2013	114,686
154,209	6.00	11/01/2013	160,699
7,651,521	6.00	12/01/2013	7,973,550
175,028	6.00	01/01/2014	181,629
108,462	5.50	02/01/2014	110,954
546,047	6.00	03/01/2014	566,642
73,879	5.50	04/01/2014	75,577
4,355,730	6.00	07/01/2014	4,536,970
1,407,737	6.50	12/01/2014	1,480,171
22,019,143	6.00	06/01/2015	22,935,351
12,108,258	6.00	09/01/2015	12,612,078
106,668	8.50	09/01/2015	117,739

The accompanying notes are an integral part of these financial statements.       33

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Federal National Mortgage Association (FNMA) – (continued)
$609,383	8.50%	10/01/2015	$672,629
149,300	8.50	12/01/2015	164,787
1,585,163	6.50	09/01/2016	1,669,483
15,051,116	5.50	06/01/2018	15,516,663
401,822	7.00	11/01/2019	421,998
7,660,884	6.50	08/01/2022	7,971,933
4,679,929	6.50	11/01/2022	4,867,393
583,381	8.00	02/01/2031	631,214
9,072,145	7.00	04/01/2032	9,533,827
785,239	6.50	07/01/2032	819,518
14,757,782	6.50	03/01/2033	15,338,610
16,915,223	6.50	04/01/2033	17,580,962

			$174,749,753

Government National Mortgage Association (GNMA) – 0.2%
$306,435	6.50%	06/15/2008	$324,525
150,069	6.50	07/15/2008	158,929
535,522	6.50	08/15/2008	567,136
244,650	6.50	09/15/2008	259,093
53,765	6.50	10/15/2008	56,939
15,252	6.50	11/15/2008	16,152
34,520	9.00	12/15/2008	37,948
33,447	6.50	01/15/2009	35,428
77,569	9.00	01/15/2009	85,671
4,088	6.50	03/15/2009	4,329
32,813	6.50	04/15/2009	34,757
220,696	6.50	05/15/2009	233,772
24,861	6.50	07/15/2009	26,334
31,098	6.50	11/15/2009	32,940
11,216	9.00	01/15/2010	12,438
162,248	9.00	07/15/2012	181,002

			$2,067,393

Collateralized Mortgage Obligations (CMOs) – 23.5%
Inverse Floater# – 0.1%
FHLMC Series 1693, Class S
$3,484	14.85%	09/15/2008	$3,540
FNMA REMIC Trust Series 1990-134, Class SC
219,874	19.91	11/25/2020	266,979
FNMA REMIC Trust Series 1993-231, Class SA
424,649	19.13	12/25/2008	481,661
GNMA REMIC Trust 2001-59, Class SA
65,551	22.69	11/16/2024	77,773
GNMA REMIC Trust 2001-62, Class SB
108,059	22.36	11/16/2027	126,568

			$956,521

IOette@# – 0.0%
FHLMC Series 1161, Class U
$5,226	1172.81%	11/15/2021	$23,196

Planned Amortization Class (PAC) CMOs – 17.1%
FHLMC Series 1377, Class H
$10,598,420	6.00%	09/15/2007	$10,882,115
FHLMC Series 1415, Class N
1,718,370	6.75	11/15/2007	1,782,711
FHLMC Series 1429, Class G
2,593,047	7.00	11/15/2007	2,717,582
FHLMC Series 1445, Class K
473,749	7.00	10/15/2007	482,693
FHLMC Series 1475, Class K
2,834,578	7.00	02/15/2008	2,980,679
FHLMC Series 1556, Class H
2,063,000	6.50	08/15/2013	2,182,410
FHLMC Series 1564, Class H
7,306,362	6.50	08/15/2008	7,681,018
FHLMC Series 1580, Class D
1,398,600	6.50	01/15/2007	1,412,712
FHLMC Series 1601, Class PL
3,945,912	6.00	10/15/2008	4,126,555
FHLMC Series 1606, Class H
6,374,893	6.00	11/15/2008	6,706,306
FHLMC Series 1697, Class PJ
4,137,880	6.00	07/15/2008	4,227,205
FHLMC Series 1703, Class GB
13,396,738	6.50	02/15/2009	14,378,797
FHLMC Series 1916, Class PC
3,700,000	6.75	12/15/2011	4,081,578
FHLMC Series 2470, Class QD
3,000,000	6.00	07/15/2028	3,035,941
FNMA REMIC Trust 1992-145, Class ZA
602,528	8.00	09/25/2019	607,780
FNMA REMIC Trust 1993-126, Class PG
7,285,291	6.50	07/25/2008	7,713,169
FNMA REMIC Trust 1993-28, Class PJ
3,536,088	7.00	03/25/2008	3,703,685
FNMA REMIC Trust Series 1992-142, Class K
4,000,000	7.00	08/25/2007	4,269,475
FNMA REMIC Trust Series 1993-209, Class H
2,675,454	6.00	03/25/2008	2,727,050
FNMA REMIC Trust Series 1993-76, Class PH
2,430,392	6.00	08/25/2007	2,461,863
FNMA REMIC Trust Series 1993-114, Class G
3,774,505	6.50	11/25/2007	3,811,094
FNMA Series 1993-118, Class J
4,000,000	6.50	06/25/2008	4,194,343
FNMA Series 1993-135, Class PG
6,063,252	6.25	07/25/2008	6,367,280
FNMA Series 1993-207, Class G
7,749,546	6.15	04/25/2023	7,981,035
FNMA Series 1993-52, Class J
2,500,000	6.50	04/25/2008	2,660,006
FNMA Series 1994-23, Class PE
2,820,682	6.00	08/25/2022	2,879,009
FNMA Series 1994-86, Class PH
9,413,415	6.00	10/25/2008	9,639,598
FNMA Series 2002-16, Class PK
3,000,000	6.50	10/25/2030	3,164,230
FNMA Series 2002-22, Class VB
2,883,808	6.50	08/25/2009	3,057,965
FNMA Series 2002-9, Class PB
4,994,437	6.00	11/25/2014	5,085,780
FNMA Trust Series 1993-55, Class J
3,821,273	6.50	11/25/2007	3,887,827

34       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Planned Amortization Class (PAC) CMOs – (continued)
GNMA REMIC Trust 2000-10, Class UD
$654,030	7.63%	05/16/2029	$676,361
GNMA REMIC Trust Series 2002-45, Class QD
10,000,000	6.50	06/20/2031	10,461,390
GNMA Series 2001-59, Class QJ
5,117,679	6.00	09/20/2028	5,227,906

			$157,255,148

Planned Amortization — Interest Only@ – 0.0%
FHLMC Series 1587, Class HA
$513,182	6.50%	10/15/2008	$50,938

Principal Only – 0.1%
FNMA REMIC Trust Series G92-28, Class A•
$404,802	0.00%	05/25/2007	$395,860

Sequential Fixed Rate CMOs – 5.6%
FHLMC Series 108, Class G
$2,069,236	8.50%	12/15/2020	$2,121,255
FHLMC Series 1327, Class HA
2,458,163	7.50	07/15/2007	2,566,846
FHLMC Series 1980, Class Z
7,676,105	7.00	07/15/2027	8,206,996
FHLMC Series 2019, Class Z
5,838,289	6.50	12/15/2027	6,240,113
FHLMC Series 2100, Class GS
4,000,000	6.50	12/15/2013	4,297,312
FHLMC Series 2145, Class KA
1,351,160	6.35	09/15/2026	1,361,463
FHLMC Series 2152, Class AB
774,736	6.25	01/15/2026	785,474
FHLMC Series 2651, Class VB
13,495,056	5.50	03/15/2014	14,097,228
FNMA REMIC Trust 1989-66, Class J
2,366,557	7.00	09/25/2019	2,552,186
FNMA REMIC Trust 1993-10, Class PH
1,423,943	6.50	12/25/2007	1,471,501
FNMA REMIC Trust Series 1990-16, Class E
1,928,856	9.00	03/25/2020	2,104,305
FNMA REMIC Trust Series 1992-33, Class K
2,108,679	8.50	03/25/2018	2,422,680
FNMA Series 1988-12, Class A
772,474	6.72	02/25/2018	844,128
FNMA Series 1992-171, Class ZD
1,624,743	8.00	06/25/2021	1,644,796
GNMA REMIC Trust Series 1995-3, Class DQ
323,166	8.05	06/16/2025	343,683

			$51,059,966

Target Amortization Class (TAC) – 0.6%
FNMA REMIC Trust Series 1994-18, Class D
$5,333,333	6.75%	02/25/2024	$5,690,786

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)			$215,432,415

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $549,584,028)			$545,852,970

Agency Debentures – 28.8%

Federal Farm Credit Bank
$10,000,000	4.90%	03/21/2006	$10,597,970
2,000,000	5.40	05/10/2006	2,146,822
12,500,000	6.60	07/07/2006	13,834,725
Federal Home Loan Bank
13,700,000	3.95	02/14/2005	14,147,653
7,000,000	6.50	11/15/2005	7,585,410
10,000,000	5.38	02/15/2006	10,657,300
12,000,000	5.13	03/06/2006	12,765,960
3,000,000	5.38	05/15/2006	3,212,550
9,000,000	2.50	05/19/2006	9,012,663
15,000,000	3.59	10/22/2007	15,145,035
7,000,000	3.79	11/28/2008	6,924,365
Federal Home Loan Mortgage Corp.
8,000,000	2.05	01/28/2005	8,010,466
12,000,000	3.50	08/16/2005	12,207,384
18,900,000	2.13	11/15/2005	18,896,522
40,100,000	5.25 ^	01/15/2006	42,677,629
5,000,000	4.00 #	05/25/2006	5,073,625
9,500,000	2.00	06/30/2006	9,312,225
6,000,000	4.00	08/02/2006	6,117,324
8,000,000	3.16	05/07/2007	8,075,968
5,000,000	3.50	04/15/2008	5,017,055
9,000,000	5.00	07/30/2009	9,227,879
Federal National Mortgage Association
5,000,000	3.75	07/29/2005	5,081,400
4,000,000	5.50	02/15/2006	4,286,440
3,000,000	3.51	08/23/2006	3,035,034
8,000,000	5.42	04/04/2007	8,380,847
8,565,000	3.75	04/09/2008	8,634,300
Small Business Administration
864,565	7.20	06/01/2017	952,073
1,329,806	6.30	05/01/2018	1,428,112
1,667,238	6.30	06/01/2018	1,790,079

TOTAL AGENCY DEBENTURES
(Cost $263,128,936)			$264,234,815

U.S. Treasury Obligations – 6.7%

United States Treasury Interest-Only Stripped Securities@
$14,000,000	0.00%	02/15/2014	$8,630,860
United States Treasury Principal-Only Stripped Securities•
30,000,000	0.00	05/15/2011	28,184,070
United States Treasury Notes
5,000,000	1.63	09/30/2005	4,984,765
20,000,000	1.63	10/31/2005	19,921,875

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $61,573,715)			$61,721,570

The accompanying notes are an integral part of these financial statements.       35

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 5.5%

Joint Repurchase Agreement Account IIΔ
$50,900,000	1.06%	11/03/2003	$50,900,000
Maturity Value: $50,904,496

TOTAL REPURCHASE AGREEMENT
(Cost $50,900,000)			$50,900,000

TOTAL INVESTMENTS
(Cost $925,186,679)			$922,709,355

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

@	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Δ	Joint repurchase agreement was entered into on October 31, 2003.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

36       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on March 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index (“Lehman Gov’t/MBS Index”), as well as the Lehman Brothers Mutual Fund General U.S. Government Index (“Lehman U.S. Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Government Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested March 1, 1993 to October 31, 2003.(a)

Average Annual Total Return through October 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced February 10, 1993)
Excluding sales charges	6.70%	6.38%	5.84%	3.11%
Including sales charges	6.24%	5.89%	4.88%	-1.50%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.15%	n/a	5.04%	2.34%
Including contingent deferred sales charges	6.15%	n/a	4.62%	-2.78%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.81%	n/a	5.04%	2.34%
Including contingent deferred sales charges	5.81%	n/a	5.04%	1.32%

Institutional Class (commenced August 15, 1997)	7.00%	n/a	6.25%	3.60%

Service Class (commenced August 15, 1997)	6.47%	n/a	5.75%	3.01%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 62.7%

Adjustable Rate Federal National Mortgage Association (FNMA)# – 2.7%
$440,006	4.91%	02/01/2033	$451,600
759,255	4.50	03/01/2033	778,501
4,822,736	4.13	04/01/2034	4,914,506
5,064,657	4.71	08/01/2035	5,164,996
4,758,671	4.66	07/01/2036	4,853,188

			$16,162,791

Adjustable Rate Non-Agency# – 8.2%
Bank of America Mortgage Securities Series 2003-E, Class 2A2
$2,478,309	4.35%	06/25/2033	$2,481,170
Bank of America Mortgage Securities Series 2003-H, Class 2A3
6,952,199	4.43	09/25/2033	6,983,036
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
3,428,339	5.10	03/25/2033	3,485,780
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
3,037,458	5.00	07/25/2033	3,077,796
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
5,897,370	4.70	11/25/2033	5,955,422
Washington Mutual Series 2002-AR18, Class A
9,411,463	4.19	01/25/2033	9,512,001
Washington Mutual Series 2002-AR6, Class A
4,861,012	2.78	06/25/2042	4,898,676
Washington Mutual Series 2002-AR9, Class 1A
4,827,637	2.78	08/25/2042	4,853,368
Washington Mutual Series 2003-AR6, Class A1
5,055,524	4.39	06/25/2033	5,052,078
Washington Mutual Series 2003-AR8, Class A#
1,916,126	4.03	08/25/2033	1,901,684

			$48,201,011

Commercial Mortgage-Backed Securities (CMBS) – 1.2%
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
$600,000	6.55%	01/17/2035	$655,351
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
1,800,000	7.20	10/15/2032	2,078,027
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
210,010	7.30	04/18/2029	213,635
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2
1,500,000	6.56	11/18/2035	1,672,682
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
2,000,000	6.21	10/15/2035	2,198,261

			$6,817,956

Federal Home Loan Mortgage Corp. (FHLMC) – 13.8%
$8,234,888	5.50%	12/01/2008	$8,432,609
662,199	7.00	06/01/2009	701,934
544,645	6.50	08/01/2010	574,885
5,303,516	6.00	12/01/2013	5,521,077
4,285,695	6.50	12/01/2013	4,495,726
112,610	6.50	02/01/2014	118,129
55,672	7.00	02/01/2015	58,868
5,999,099	5.50	07/01/2015	6,205,043
779,766	8.00	07/01/2015	828,658
152,403	7.00	01/01/2016	161,152
175,326	7.00	02/01/2016	185,702
2,472,512	5.50	05/01/2018	2,549,911
6,832,568	5.50	06/01/2018	7,046,452
3,553,106	6.50	10/01/2021	3,695,225
4,056,251	6.50	12/01/2021	4,218,496
2,654,086	6.00	11/01/2022	2,738,503
2,829,044	6.00	02/01/2023	2,919,026
506,407	7.50	03/01/2027	539,971
6,132,682	6.50	07/01/2028	6,388,937
47,983	8.00	07/01/2030	51,431
145,509	7.50	12/01/2030	154,754
80,552	7.50	01/01/2031	85,670
5,504,456	7.00	04/01/2032	5,779,890
3,188,361	6.00	05/01/2033	3,274,059
14,000,000	5.00	TBA-30yrα	14,214,368

			$80,940,476

Federal National Mortgage Association (FNMA) – 24.4%
$2,547,749	6.50%	09/01/2008	$2,695,267
7,584,143	6.31	12/01/2008	8,334,267
2,987,722	5.50	05/01/2009	3,057,670
6,498,229	6.00	09/01/2013	6,771,720
2,852,982	6.00	06/01/2014	2,971,694
12,326,228	5.50	09/01/2014	12,744,690
264,675	7.00	03/01/2015	280,619
153,030	8.00	01/01/2016	162,556
528,388	6.50	09/01/2016	556,494
1,784,496	6.00	03/01/2017	1,858,860
2,985,517	5.00	09/01/2018	3,036,161
12,698,519	5.00	10/01/2018	12,913,927
1,205,867	6.50	01/01/2022	1,255,956
9,752,669	6.50	04/01/2022	10,156,546
7,200,532	6.50	08/01/2022	7,494,610
3,275,950	6.50	11/01/2022	3,407,175
2,011,398	6.50	12/01/2022	2,094,947
1,332,648	6.00	02/01/2023	1,375,335
7,440,417	6.00	03/01/2023	7,684,751
1,629,555	6.00	05/01/2023	1,683,067
52,830	6.50	08/01/2025	54,836
72,672	6.50	09/01/2025	75,432
72,596	6.50	10/01/2025	75,353
114,854	6.50	11/01/2025	119,216
50,592	6.50	12/01/2025	52,513
2,782	6.50	05/01/2026	2,888
16,744	6.50	06/01/2028	17,417
418,052	6.50	11/01/2028	434,865
127,870	7.50	05/01/2029	135,745
78,369	7.50	07/01/2029	83,195
15,922	7.50	08/01/2029	16,902
35,680	7.50	10/01/2029	37,878
1,189	7.50	01/01/2030	1,262
28,846	7.50	02/01/2030	30,605

38       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Federal National Mortgage Association (FNMA) – (continued)
$2,643,094	7.00%	07/01/2031	$2,795,016
618,135	6.50	09/01/2031	644,604
607,735	6.50	10/01/2031	633,809
592,779	6.50	11/01/2031	618,261
742,911	6.50	02/01/2032	775,032
785,239	6.50	07/01/2032	819,518
1,951,428	7.00	07/01/2032	2,050,737
9,645,175	6.50	11/01/2032	10,005,558
4,277,681	6.50	04/01/2033	4,446,040
880,845	6.00	05/01/2033	905,106
819,704	6.50	05/01/2033	851,965
889,332	6.00	06/01/2033	913,827
6,231,722	6.50	08/01/2033	6,476,987
19,000,000	6.50	TBA-30yr/	19,736,250

			$143,347,129

Government National Mortgage Association (GNMA) – 3.7%
$142,729	6.50%	12/15/2026	$149,977
5,741,758	6.50	01/20/2032	5,984,969
2,509,938	6.50	04/20/2032	2,617,695
1,278,448	6.50	09/20/2032	1,333,334
10,236,200	6.50	10/20/2032	10,675,664
852,465	6.50	08/20/2033	889,927

			$21,651,566

Collateralized Mortgage Obligations (CMOs) – 8.7%
Interest Only@ – 0.2%
Bear Stearns Asset Backed Securities Series 2003-AC2, Class AI0
$5,250,000	5.00%	10/25/2005	$404,775
Countrywide Home Loan Series 2003-42, Class 2X1#
2,269,867	0.39	10/25/2033	16,493
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X#
1,166,481	0.78	07/25/2033	12,987
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X#
1,269,672	0.60	08/25/2033	15,121
FNMA Interest-Only Stripped Security Series 151, Class 2
76,232	9.50	07/25/2022	16,430
Master Adjustable Rate Mortgage Trust Series 2003-2, Class 3AX#
294,621	0.68	08/25/2033	4,723
Master Adjustable Rate Mortgage Trust Series 2003-2, Class 4AX#
178,729	1.17	07/25/2033	4,482
Saxon Asset Securities Trust Series 2003-2, Class AIO
9,688,312	4.75	01/25/2005	443,783
Structured Asset Securities Corp. Series 2003-AM1, Class AIO
8,888,906	6.00	04/25/2004	249,600
Washington Mutual Series 2003-AR7, Class X#
3,585,083	0.99	06/25/2008	38,994

			$1,207,388

Inverse Floater# – 0.5%
FNMA REMIC Trust Series 1993-231, Class SA
$318,487	19.13%	12/25/2008	$361,246
GNMA Series 2001-48, Class SA
266,441	22.85	10/16/2031	319,672
GNMA Series 2001-51, Class SA
212,676	27.65	10/16/2031	269,439
GNMA Series 2001-51, Class SB
266,888	22.85	10/16/2031	326,066
GNMA Series 2001-59, Class SA
233,156	22.69	11/16/2024	276,629
GNMA Series 2001-62, Class SB
236,207	22.36	11/16/2027	276,665
GNMA Series 2002-13, Class SB
977,385	32.34	02/16/2032	1,292,575

			$3,122,292

Inverse Floating Rate – Interest Only# – 0.0%
Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
$1,641,184	7.98%	11/28/2003	$69,520

Planned Amortization Class (PAC) CMOs – 4.9%
FHLMC Series 2407, Class DG
$6,000,000	6.00%	09/15/2027	$6,084,086
FNMA REMIC Trust Series 1993-78, Class H
150,000	6.50	06/25/2008	160,299
FNMA Series 2001-70, Class LN
6,200,000	6.25	06/25/2030	6,415,997
FNMA Series 2002-9, Class PB
3,228,159	6.00	11/25/2014	3,287,198
GNMA Series 2000-10, Class UD
373,732	7.63	05/16/2029	386,492
GNMA Series 2001-59, Class QJ
4,094,143	6.00	09/20/2028	4,182,325
GNMA Series 2001-61, Class EA
7,807,225	6.00	09/16/2028	7,974,342

			$28,490,739

Principal Only – 0.0%
FNMA REMIC Trust Series G-35, Class N •
$64,644	0.00%	10/25/2021	$57,248

Regular Floater CMOs# – 0.1%
FHLMC Series 1760, Class ZB
$857,925	3.63%	05/15/2024	$870,099

Sequential Fixed Rate CMOs – 3.0%
Citicorp Mortgage Securities, Inc. Series 1993-11, Class A6
$73,444	6.25%	09/25/2008	$73,643
First Nationwide Trust Series 1999-5, Class 1PA1
1,602,278	7.00	01/19/2030	1,655,163
FNMA Series 2001-46, Class G
2,566,740	6.00	07/25/2029	2,607,622
FNMA Series 2001-53, Class GH
2,739,003	8.00	09/25/2016	2,995,684
FNMA Series 2002-62, Class ED
1,852,054	5.50	04/25/2016	1,892,686

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
October 31, 2003

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate CMOs – (continued)
X FNMA Series 2003-10, Class HW
$2,341,372	5.00%	11/25/2016	$2,399,422
FNMA Series 2003-27, Class A
3,928,237	7.50	04/25/2018	4,256,765
GNMA Series 2001-35, Class A
764,058	6.50	03/20/2029	768,421
Washington Mutual MSC Mortgage Pass-Through, Series 2003-MS3, Class 1A1
696,739	5.75	03/25/2033	703,347

			$17,352,753

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(CMOs )			$51,170,039

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $368,928,423)			$368,290,968

Agency Debentures – 14.9%

Federal Farm Credit Bank
$3,000,000	6.60%	07/07/2006	$3,320,334
Federal Home Loan Bank
1,000,000	5.68 ~	12/03/2003	1,059,780
3,000,000	3.50	08/15/2006	3,071,679
Federal Home Loan Mortgage Corp.
1,200,000	2.13	11/15/2005	1,199,779
2,800,000	5.25	01/15/2006	2,979,984
5,000,000	3.00	03/05/2007	4,969,027
7,000,000	6.63	09/15/2009	7,980,000
13,200,000	4.38	02/04/2010	13,057,269
4,500,000	7.00	03/15/2010	5,231,700
6,200,000	4.75	10/11/2012	6,084,841
6,000,000	4.75	05/06/2013	5,821,206
Federal National Mortgage Association
8,000,000	6.63	09/15/2009	9,120,000
10,000,000	7.13	06/15/2010	11,705,770
Small Business Administration
1,129,036	6.70	12/01/2016	1,224,434
857,105	7.15	03/01/2017	941,953
725,804	7.50	04/01/2017	805,598
451,681	7.30	05/01/2017	498,493
266,469	6.80	08/01/2017	290,296
664,903	6.30	05/01/2018	714,056
666,895	6.30	06/01/2018	716,032
Tennessee Valley Authority~
6,000,000	4.88	12/15/2006	6,431,652

TOTAL AGENCY DEBENTURES
(Cost $86,837,169)			$87,223,883

Asset-Backed Securities – 2.2%

Auto – 1.5%
AESOP Funding II LLC Series 1998-1, Class A†
$2,000,000	6.14%	05/20/2006	$2,104,104
AmeriCredit Automobile Receivables Trust Series 1999-D, Class A3
189,245	7.02	12/12/2005	190,146
CPS Auto Trust Series 2002-A, Class A2
4,000,000	4.81	12/15/2008	4,155,000
MFN Auto Receivables Trust Series 2002-A, Class A2†
1,000,000	4.92	03/15/2008	1,031,563
Onyx Acceptance Grantor Trust Series 2001-A, Class A4
1,113,939	7.44	11/15/2007	1,141,193

			$8,622,006

Credit Card – 0.4%
Capital One Master Trust Series 2002-4A, Class A
$2,500,000	4.90%	03/15/2010	$2,636,668

Home Equity – 0.2%
American Business Financial Services Series 1998-2, Class A6
$991,675	6.46%	09/25/2029	$1,049,024
UCFC Home Equity Loan Series 1997-A1, Class A8
190,690	7.22	06/15/2028	195,354

			$1,244,378

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
$560,775	8.33%	04/01/2030	$614,363

TOTAL ASSET-BACKED SECURITIES
(Cost $12,816,103)			$13,117,415

U.S. Treasury Obligations – 16.7%

United States Treasury Interest-Only Stripped Securities@
$24,700,000	0.00%	05/15/2012	$16,966,356
5,680,000	0.00	02/15/2014	3,501,663
18,000,000	0.00	08/15/2014	10,738,980
United States Treasury Principal-Only Stripped Securities•
22,300,000	0.00	05/15/2017	11,124,578
500,000	0.00	11/15/2022	173,730
1,300,000	0.00	02/15/2023	445,614
11,000,000	0.00	11/15/2024	3,403,180
1,700,000	0.00	02/15/2025	516,817
1,300,000	0.00	08/15/2025	384,280
12,000,000	0.00	11/15/2026	3,309,480
United States Treasury Bonds
1,800,000	7.50	11/15/2016	2,278,062
2,800,000	9.00	11/15/2018	4,015,564
5,400,000	6.88 ^	08/15/2025	6,547,824
United States Treasury Notes
7,000,000	2.38	08/15/2006	7,022,960
27,900,000	4.25	08/15/2013	27,795,375

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $97,624,607)			$98,224,463

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Insured Revenue Bond – 0.4%

New Jersey Economic Development Authority Series A
$2,000,000	7.43%	02/15/2029	$2,406,845

TOTAL INSURED REVENUE BOND
(Cost $2,000,000)			$2,406,845

Repurchase Agreement – 10.8%

Joint Repurchase Agreement Account IIΔ
$63,600,000	1.06%	11/03/2003	$63,600,000
Maturity Value: $63,605,618

TOTAL REPURCHASE AGREEMENT
(Cost $63,600,000)			$63,600,000

TOTAL INVESTMENTS
(Cost $631,806,302)			$632,863,574

†	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,135,667, which represent 0.5% of net assets as of October 31, 2003.

α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

~	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are next interest reset date.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Δ	Joint repurchase agreement was entered into on October 31, 2003.

@	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on January 5, 1994 (commencement of operations) in the Institutional shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, and Service shares will vary from Institutional shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested January 5, 1994 to October 31, 2003.

Average Annual Total Return through October 31, 2003	Since Inception	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	7.04%	6.00%	7.03%
Including sales charges	6.28%	5.04%	2.25%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	6.27%	5.23%	6.31%
Including contingent deferred sales charges	6.27%	4.81%	1.14%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.93%	5.22%	6.21%
Including contingent deferred sales charges	5.93%	5.22%	5.17%

Institutional Class (commenced January 5, 1994)	6.96%	6.43%	7.54%

Service Class (commenced March 13, 1996)	6.74%	5.89%	6.90%

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 19.7%

Airlines – 0.4%
American Airlines, Inc.
$459,768	6.86%	04/15/2009	$459,219
Continental Airlines, Inc.
405,114	7.26	03/15/2020	405,114
1,055,780	7.71	04/02/2021	1,055,780
Delta Air Lines, Inc.
1,873,133	6.62	03/18/2011	1,891,864
Northwest Airlines, Inc.
463,239	7.67	01/02/2015	395,597
326,588	7.58	03/01/2019	329,854
NWA Trust
68,080	8.26	03/10/2006	62,038

			$4,599,466

Automotive – 1.1%
Ford Motor Co.
$2,310,000	6.63%	10/01/2028	$1,906,095
2,610,000	6.38	02/01/2029	2,085,346
General Motors Corp.
8,715,000	8.38	07/15/2033	9,241,798

			$13,233,239

Banks – 2.5%
Capital One Bank
$2,500,000	6.50%	06/13/2013	$2,576,850
Credit Suisse First Boston USA, Inc.
6,050,000	6.13	11/15/2011	6,551,361
Fleet Boston Financial Corp.
1,000,000	6.50	03/15/2008	1,111,025
450,000	7.38	12/01/2009	524,098
Golden West Financial Corp.
60,000	5.50	08/08/2006	64,364
Greenpoint Financial Corp.
2,750,000	3.20	06/06/2008	2,642,305
HSBC Capital Funding LP#†
4,850,000	4.61	12/13/2049	4,502,924
HSBC USA, Inc.
500,000	6.63	03/01/2009	561,844
PNC Funding Corp.
150,000	6.88	07/15/2007	166,925
Popular North America, Inc.
4,500,000	6.13	10/15/2006	4,887,865
1,100,000	4.25	04/01/2008	1,115,744
Sovereign Bank
2,500,000	5.13	03/15/2013	2,441,422
2,000,000	4.38 #	08/01/2013	2,014,802
Union Planters Bank
75,000	5.13	06/15/2007	79,258
Union Planters Corp.
150,000	7.75	03/01/2011	175,787
Washington Mutual, Inc.
1,500,000	8.25	04/01/2010	1,784,023

			$31,200,597

Captive-Automotive – 0.8%
Ford Motor Credit Co.
$1,630,000	5.75%	02/23/2004	$1,649,630
1,250,000	7.60	08/01/2005	1,328,745
5,300,000	7.00	10/01/2013	5,210,128
General Motors Acceptance Corp.
1,400,000	6.88	09/15/2011	1,444,244

			$9,632,747

Construction Machinery – 0.0%
Deere & Co.
$100,000	6.55%	07/15/2004	$103,307

Corporate-Other – 0.1%
Telecom Italia Capital†
$880,000	6.38%	11/15/2033	$871,842

Diversified Manufacturing – 0.6%
Tyco International Group SA
$5,500,000	6.38%	10/15/2011	$5,717,030
2,100,000	6.88	01/15/2029	2,102,625

			$7,819,655

Electric – 1.6%
Calenergy, Inc.
$1,460,000	7.23%	09/15/2005	$1,581,619
1,000,000	7.63	10/15/2007	1,134,914
Centerpoint Energy Resources Corp.†
2,100,000	7.88	04/01/2013	2,386,192
Centerpoint Energy, Inc.†
900,000	5.88	06/01/2008	926,238
600,000	7.25	09/01/2010	642,962
FirstEnergy Corp.
4,200,000	7.38	11/15/2031	4,503,245
FPL Group Capital Inc.
150,000	3.25	04/11/2006	151,978
Midamerican Energy Holdings Co.
1,100,000	5.88	10/01/2012	1,144,705
MidAmerican Funding LLC
285,000	6.75	03/01/2011	314,423
Niagara Mohawk Power Corp.
125,000	8.00	06/01/2004	129,498
100,000	5.38	10/01/2004	102,941
NiSource Finance Corp.
1,000,000	6.15	03/01/2013	1,064,072
1,065,000	5.40	07/15/2014	1,065,206
Ohio Power Co.
3,745,000	4.85	01/15/2014	3,614,121
TXU Electric Co.
350,000	6.25	10/01/2004	363,715

			$19,125,829

Environmental – 0.4%
Waste Management, Inc.
$1,000,000	6.38%	12/01/2003	$1,003,108
1,000,000	7.00	10/01/2004	1,043,143
2,750,000	7.38	08/01/2010	3,172,566

			$5,218,817

The accompanying notes are an integral part of these financial statements.       43

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Financial-Other – 0.4%
Anthem Insurance Cos., Inc.†
$350,000	9.13%	04/01/2010	$436,422
Astoria Financial Corp.
4,600,000	5.75	10/15/2012	4,697,725

			$5,134,147

Food & Beverage – 0.3%
Kraft Foods, Inc.
$2,200,000	5.63%	11/01/2011	$2,287,307
Nabisco, Inc.
1,000,000	7.05	07/15/2007	1,118,852

			$3,406,159

Gaming – 0.3%
MGM Mirage, Inc.
$850,000	8.50%	09/15/2010	$963,688
Park Place Entertainment Corp.
950,000	8.50	11/15/2006	1,047,375
1,745,000	7.50	09/01/2009	1,895,506

			$3,906,569

Health Care – 0.4%
HCA, Inc.
$1,500,000	6.95%	05/01/2012	$1,553,376
400,000	6.30	10/01/2012	397,286
3,100,000	6.75	07/15/2013	3,174,936

			$5,125,598

Industrial – 0.3%
Altria Group, Inc.
$500,000	5.63%	11/04/2008	$497,465
1,000,000	7.00	11/04/2013	999,720
Daimlerchrysler NA Holding Corp.
2,055,000	6.50	11/15/2013	2,054,342

			$3,551,527

Insurance – 0.4%
Zurich Capital Trust†
$4,650,000	8.38%	06/01/2037	$5,276,453

Life Insurance – 0.6%
Aegon NV
$3,950,000	4.75%	06/01/2013	$3,832,450
Hartford Life Inc.
200,000	7.10	06/15/2007	224,332
Principal Financial Group Australia†
2,750,000	8.20	08/15/2009	3,246,622
Reinsurance Group of America, Inc.
550,000	6.75	12/15/2011	592,764

			$7,896,168

Media-Cable – 1.2%
AT&T Broadband Corp.
$4,000,000	8.38%	03/15/2013	$4,843,945
Comcast Cable Communications, Inc.
2,250,000	6.38	01/30/2006	2,419,673
550,000	8.38	05/01/2007	635,771
Lenfest Communications, Inc.
2,000,000	8.38	11/01/2005	2,217,962
Time Warner Entertainment Co. LP
2,150,000	8.38	03/15/2023	2,605,150
1,750,000	8.38	07/15/2033	2,167,585

			$14,890,086

Media-Non Cable – 0.7%
Chancellor Media Corp. LA
$8,000,000	8.00%	11/01/2008	$9,180,000

Metals – 0.2%
Falconbridge Ltd.
$2,250,000	5.38%	06/01/2015	$2,160,758

Noncaptive-Consumer – 1.0%
American General Finance Corp.
$1,000,000	6.10%	05/22/2006	$1,083,319
250,000	5.75	03/15/2007	270,661
200,000	2.75	06/15/2008	191,060
765,000	8.45	10/15/2009	924,861
4,000,000	5.38	10/01/2012	4,101,858
Countrywide Home Loans, Inc.
1,250,000	5.50	02/01/2007	1,334,285
Household Finance Corp
3,650,000	6.38	10/15/2011	3,989,355
100,000	6.38	11/27/2012	109,038

			$12,004,437

Noncaptive-Diversified – 0.4%
PHH Corp.
$4,000,000	7.13%	03/01/2013	$4,434,528

Non-Ferrous Metals – 0.1%
CODELCO, Inc. †
$1,000,000	5.50%	10/15/2013	$1,004,525

Pipelines – 0.1%
Panhandle Eastern Pipe Line Co.†
$1,350,000	4.80%	08/15/2008	$1,376,314

Property/ Casualty Insurance – 1.3%
Ace Ltd.
$6,000,000	6.00%	04/01/2007	$6,472,704
CNA Financial Corp.
800,000	6.50	04/15/2005	816,000
875,000	6.75	11/15/2006	895,414
58,000	6.60	12/15/2008	57,753
Hartford Financial Services Group, Inc.
2,000,000	7.90	06/15/2010	2,356,452
QBE Insurance Group Ltd.†#
2,400,000	5.65	07/01/2023	2,262,684
SAFECO Corp.
2,000,000	6.88	07/15/2007	2,230,874
400,000	7.25	09/01/2012	456,943

			$15,548,824

44       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

REITs – 0.6%
Chelsea Property Group, Inc.
$1,000,000	6.00%	01/15/2013	$1,039,539
EOP Operating LP
1,500,000	7.75	11/15/2007	1,710,029
Liberty Property LP
970,000	7.10	08/15/2004	1,005,483
1,100,000	7.25	03/15/2011	1,243,968
Simon Property Group LP
200,000	7.38	01/20/2006	218,944
1,400,000	6.38	11/15/2007	1,528,658

			$6,746,621

Tobacco – 0.7%
Altria Group, Inc.
$500,000	7.20%	02/01/2007	$527,500
500,000	7.65	07/01/2008	535,000
Philip Morris Companies, Inc
4,250,000	6.95	06/01/2006	4,462,500
UST, Inc.
2,250,000	6.63	07/15/2012	2,461,000

			$7,986,000

Utilities – 0.2%
Centerpoint Energy Resources Corp. †
$2,500,000	5.95%	01/15/2014	$2,487,700

Wireless Telecommunications – 0.5%
AT&T Wireless Services, Inc.
$2,525,000	7.88%	03/01/2011	$2,886,443
Verizon New York, Inc.
2,750,000	6.88	04/01/2012	3,021,947

			$5,908,390

Wirelines Telecommunications – 2.5%
British Telecommunications PLC
$6,500,000	8.88%	12/15/2030	$8,389,583
Deutsche Telekom International Finance B.V.
7,400,000	8.75	06/15/2030	9,309,607
France Telecom SA
2,990,000	9.00	03/01/2011	3,610,848
Koninklijke (Royal) KPN NV
2,725,000	8.38	10/01/2030	3,392,788
Qwest Capital Funding, Inc.
1,250,000	7.75	08/15/2006	1,243,750
500,000	7.90	08/15/2010	477,500
Qwest Corp.
300,000	7.20	11/01/2004	307,500
130,000	6.88	09/15/2033	116,350
Sprint Capital Corp.
1,500,000	8.38	03/15/2012	1,712,878
2,700,000	6.88	11/15/2028	2,549,608

			$31,110,412

TOTAL CORPORATE BONDS
(Cost $233,942,793)			$240,940,715

Mortgage-Backed Obligations – 52.2%

Adjustable Rate Federal National Mortgage Association (FNMA) # – 2.1%
$176,003	4.91%	02/01/2033	$180,640
253,085	4.50	03/01/2033	259,500
6,206,196	3.27	01/01/2035	6,267,162
11,500,121	4.66	07/01/2036	11,728,537
6,844,427	3.20	08/01/2037	6,911,781

			$25,347,620

Adjustable Rate Non-Agency# – 3.8%
Bank of America Mortgage Securities, Inc. Series 2002-D, Class 1A1
$1,371,746	5.34%	05/25/2032	$1,366,655
Bank of America Mortgage Securities, Inc. Series 2003-H, Class 2A3
1,448,375	4.43	04/25/2033	1,454,799
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
1,295,150	5.10	03/25/2033	1,316,850
Federal National Mortgage Association
5,135,757	4.71	08/01/2035	5,237,505
Washington Mutual Series 2002-AR10, Class A6
5,060,932	4.82	10/25/2032	5,130,296
Washington Mutual Series 2002-AR19, Class A7
4,062,354	4.68	02/25/2033	4,109,902
Washington Mutual Series 2002-AR6, Class A
10,208,124	2.78	06/25/2042	10,287,220
Washington Mutual Series 2002-AR9, Class 1A
10,152,237	2.78	08/25/2042	10,206,348
Washington Mutual Series 2003-AR6, Class A1
1,011,105	4.39	06/25/2033	1,010,416
Wells Fargo Mortgage Backed Securities Trust Series 2002-A, Class A5
6,942,373	5.90	03/25/2032	6,957,027

			$47,077,018

Commercial Mortgage-Backed Securities (CMBS) – 3.8%
Asset Securitization Corp. Series 1997-D4, Class A1D
$900,000	7.49%	04/14/2029	$1,010,469
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001- TOP2, Class X2#†
38,000,000	1.14	02/15/2035	1,881,190
Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
500,000	6.60	12/19/2029	546,669
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
10,000,000	6.55	01/17/2035	10,922,522
CS First Boston Mortgage Securities Corp. Series 2002-CP3, Class ASP#†
25,500,000	1.74	07/15/2035	1,688,327
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
315,015	7.30	04/18/2029	320,452
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A3
5,150,000	7.38	04/18/2029	5,745,800

The accompanying notes are an integral part of these financial statements.       45

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities (CMBS) – (continued)
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A2
$328,359	6.60%	11/18/2029	$335,961
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A3
1,000,000	6.65	11/18/2029	1,098,931
GMAC Commercial Mortgage Securities, Inc. Series 1997-C1, Class A2
127,749	6.85	07/15/2029	129,747
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class XP#†
11,000,000	2.24	07/25/2035	1,080,551
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2002-FL1A, Class A1#†
4,021,835	1.47	02/14/2015	4,022,290
J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class A2
3,000,000	7.40	07/15/2031	3,469,060
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class XCP#†
37,500,000	1.37	07/15/2035	2,227,530
LB-UBS Commercial Mortgage Trust Series 2002-C7, Class XCP#†
47,190,000	1.19	01/15/2036	2,261,855
Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
3,690,000	6.39	02/15/2030	4,017,726
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
4,500,000	7.56	11/15/2031	5,099,883

			$45,858,963

Federal Home Loan Mortgage Corp. (FHLMC) – 3.0%
$342,238	6.00%	04/01/2009	$358,474
102,368	5.50	07/01/2013	105,948
628,454	5.50	12/01/2013	650,431
10,766,138	6.00	12/01/2013	11,207,787
8,442,820	6.50	12/01/2013	8,856,579
184,028	5.50	02/01/2014	190,346
84,857	5.50	06/01/2014	87,771
186,450	5.50	09/01/2014	192,850
13,530	7.00	10/01/2014	14,321
5,619,354	6.00	12/01/2014	5,851,152
128,870	7.00	05/01/2015	136,401
389,883	8.00	07/01/2015	414,329
31,766	7.00	02/01/2016	33,646
164,033	7.00	03/01/2016	173,741
2,559,394	7.50	05/01/2016	2,724,856
14,968	7.00	10/01/2017	15,792
4,246,537	6.00	11/01/2022	4,381,604
246,807	7.00	06/01/2026	259,657
815,757	7.50	03/01/2027	869,825
201,483	7.50	12/01/2030	214,283
224,564	7.50	01/01/2031	238,831

			$36,978,624

Federal National Mortgage Association (FNMA) – 17.4%
$950	6.50%	12/01/2003	$954
449,630	6.50	11/01/2009	475,664
1,634,193	6.50	10/01/2010	1,723,559
3,393,567	6.50	06/01/2011	3,590,770
1,852,062	6.50	01/01/2013	1,954,431
426,258	6.50	10/01/2013	448,191
843,946	8.50	10/01/2015	931,536
47,741	7.00	01/01/2016	50,687
528,388	6.50	09/01/2016	556,494
5,453,025	6.00	01/01/2017	5,679,925
10,604,634	6.00	04/01/2018	11,028,244
299,534	6.00	08/01/2018	308,874
2,271,241	6.50	06/01/2019	2,362,763
4,096,310	6.50	07/01/2022	4,262,629
7,071,508	6.50	08/01/2022	7,358,627
4,211,936	6.50	11/01/2022	4,380,654
8,227	6.50	02/01/2026	8,542
59,828	6.50	08/01/2026	62,121
19,456	6.50	09/01/2027	20,163
9,945	6.50	11/01/2027	10,307
58,961	6.50	04/01/2028	61,333
45,425	7.50	03/01/2029	48,270
94,159	7.50	08/01/2029	99,958
15,869	7.50	09/01/2029	16,846
4,729	7.50	11/01/2029	5,020
416,506	7.50	12/01/2030	445,991
235,373	8.00	01/01/2031	254,614
783,052	8.00	02/01/2031	843,016
3,163,614	7.00	03/01/2031	3,344,138
1,236,271	6.50	09/01/2031	1,289,208
1,823,205	6.50	10/01/2031	1,901,427
3,475,350	6.50	11/01/2031	3,624,745
6,943,168	6.50	01/01/2032	7,242,792
1,300,952	7.00	07/01/2032	1,367,158
107,000,000	5.50	TBA-15yrα	110,143,125
36,000,000	6.50	TBA-15yrα	37,395,000

			$213,297,776

Government National Mortgage Association (GNMA) – 3.7%
$104,012	6.50%	01/15/2028	$108,828
112,061	6.50	02/15/2028	117,249
72,647	6.50	03/15/2028	76,010
814,756	6.50	09/20/2031	849,268
28,662,322	6.50	10/20/2032	29,892,863
13,726,510	6.50	11/20/2032	14,315,821

			$45,360,039

Collateralized Mortgage Obligations (CMOs) – 18.4%

Interest Only@ – 0.3%
Countrywide Funding Corp. Series 2003-42, Class 2X1
$7,401,740	0.39%	10/25/2033	$53,781
CS First Boston Mortgage Securities Corp. Series 2002-AR20, Class 2X
14,601,230	0.60	08/25/2033	173,892

46       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Collateralized Mortgage Obligations (CMOs) – (continued)

Interest Only@ – (continued)
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
$12,450,783	0.98%	11/25/2032	$117,626
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
13,414,532	0.78	07/25/2033	149,355
FNMA Series 2003-46, Class PI
12,000,000	5.50	11/25/2027	1,735,648
GNMA REMIC Trust Series 2002-79, Class IP
4,380,421	6.00	05/01/2003	73,480
Washington Mutual Series 2003-AR5, Class X1#
43,320,076	0.76	02/25/2008	322,999
Washington Mutual Series 2003-AR6, Class X2
33,282,200	0.37	05/25/2008	132,796
Washington Mutual Series 2003-AR7, Class X#
49,980,973	0.99	06/25/2008	531,298
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0#
24,168,462	0.80	06/25/2033	320,715

			$3,611,590

Inverse Floater# – 0.9%
FHLMC Series 1544, Class M
$253,730	17.26%	07/15/2008	$282,647
FNMA Series 1993-135, Class S
302,615	14.39	07/25/2008	320,901
FNMA Series 1993-175, Class SA
1,107,150	12.72	09/25/2008	1,189,561
FNMA Series 1993-72, Class SA
125,412	17.01	05/25/2008	139,509
FNMA Series 1993-93, Class SA
204,132	18.68	05/25/2008	225,890
FNMA Series 1993-95, Class SE
142,133	20.08	06/25/2008	166,784
GNMA Series 2001-48, Class SA
621,696	22.85	10/16/2031	745,902
GNMA Series 2001-51, Class SA
1,205,165	27.65	10/16/2031	1,526,820
GNMA Series 2001-51, Class SB
1,245,476	22.85	10/16/2031	1,521,641
GNMA Series 2001-59, Class SA
223,736	22.69	11/16/2024	265,453
GNMA Series 2001-62, Class SB
283,656	22.36	11/16/2027	332,241
GNMA Series 2002-11, Class SA
670,839	32.34	02/16/2032	881,280
GNMA Series 2002-13, Class SB
1,570,575	32.34	02/16/2032	2,077,059
Mortgage Trust Series 40, Class 16
876,602	10.64	01/20/2022	1,037,896

			$10,713,584

IOette@# – 0.0%
FNMA Series 1992-24, Class N
$2,729	789.00%	03/25/2007	$25,089

Mezzanine CMO# – 0.4%
Structured Asset Securities Corp. Series 2000-4, Class B1
$5,597,322	8.00%	11/25/2030	$5,618,929

Other – 0.2%
Novastar NIM Trust Series 2003 N-1†
$898,752	7.39%	09/28/2033	$898,239
Structured Asset Investment Loan Trust Series 2003-BC5, Class M2A#
1,200,000	2.91	06/25/2033	1,187,437

			$2,085,676

Planned Amortization Class (PAC) CMOs – 10.2%
FHLMC Series 1508, Class H
$1,616,877	7.50%	10/15/2022	$1,629,689
FHLMC Series 2127, Class TD
5,564	6.00	01/15/2011	5,561
FHLMC Series 2335, Class GD
5,358,134	6.50	01/15/2030	5,414,916
FHLMC Series 2341, Class PE
5,940,839	6.50	03/15/2030	6,020,610
FHLMC Series 2406, Class PE
13,000,000	6.50	08/15/2030	13,240,207
FHLMC Series 2444, Class PF
12,000,000	6.50	08/15/2027	12,050,903
FHLMC Series 2454, Class BE
15,000,000	6.50	10/15/2030	15,762,171
FNMA Series 1993-78, Class H
1,900,000	6.50	06/25/2008	2,030,452
FNMA Series 1999-51, Class LG
4,214,641	6.50	12/25/2028	4,318,144
FNMA Series 2001-48, Class PD
1,000,000	6.50	06/25/2020	1,053,764
FNMA Series 2001-70, Class LN
400,000	6.25	06/25/2030	413,935
FNMA Series 2001-70, Class PD
9,000,000	6.00	03/25/2029	9,402,668
FNMA Series 2002-18, Class PB
13,920,500	5.50	09/25/2013	14,130,365
GNMA Series 2001-60, Class PK
7,093,756	6.00	09/20/2028	7,238,064
GNMA Series 2001-62, Class PB
23,053,138	6.00	09/20/2027	23,428,510
GNMA Series 2002-1, Class PB
3,534,780	6.00	02/20/2029	3,613,402
GNMA Series 2002-3, Class LE
4,573,979	6.50	08/20/2030	4,678,103

			$124,431,464

Planned Amortization — Interest Only@ – 0.0%
FNMA Series 1993-11, Class M
$247,817	7.50%	02/25/2008	$16,706

Regular Floater CMOs# – 2.4%
Countrywide Funding Corp. Series 1993-4, Class A11
$2,840,851	3.21%	11/25/2008	$2,836,096
FHLMC Series 1537, Class F
960,632	2.92	06/15/2008	968,515

The accompanying notes are an integral part of these financial statements.       47

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Collateralized Mortgage Obligations (CMOs) – (continued)

Regular Floater CMOs# – (continued)
FNMA REMIC Trust Series 1993-175, Class FA
$2,391,445	3.68%	09/25/2008	$2,386,804
FNMA Series 1992-207, Class F
27,287	2.43	02/25/2022	27,317
MLCC Mortgage Investors, Inc. Series 2003-A, Class 2A1
7,843,867	1.51	03/25/2008	7,837,678
MLCC Mortgage Investors, Inc. Series 2003-A, Class 2A2
2,736,233	1.63	03/25/2008	2,735,826
MLCC Mortgage Investors, Inc. Series 2003-C, Class A1
5,881,984	1.45	11/25/2003	5,883,692
Sequoia Mortgage Trust Series 2003-1, Class 1A
7,280,696	1.50	04/20/2033	7,291,026

			$29,966,954

Sequential Fixed Rate CMOs – 4.0%
Bank of America Mortgage Securities, Inc. Series 2002-9, Class 3A1
$497,450	6.00%	10/25/2017	$499,490
Citicorp Mortgage Securities, Inc. REMIC Series 1994-5, Class A6
416,278	6.25	03/25/2024	419,093
CS First Boston Mortgage Securities Corp. Series 2003-1, Class 3A1
6,221,454	6.00	01/25/2033	6,243,814
FHLMC Series 2145, Class KA
1,501,289	6.35	09/15/2026	1,512,736
FHLMC Series 2367, Class BC
6,527,973	6.00	04/15/2016	6,713,975
First Nationwide Trust Series 1999-3, Class 2PA3
500,000	6.50	05/19/2029	529,070
First Nationwide Trust Series 1999-5, Class 1PA1
3,812,316	7.00	01/19/2030	3,938,146
FNMASeries 2001-M2, Class C
6,060,049	6.30	09/25/2015	6,509,980
GNMA Series 2002-27, Class C
2,593,002	6.50	01/20/2030	2,623,404
Loans Inc. Series 2001-QS4, Class A1
11,000,000	7.00	04/25/2031	11,451,165
Master Asset Securitization Trust Series 2002-8, Class 2A1
1,561,945	6.00	12/25/2032	1,560,426
PNC Mortgage Securities Corp. Series 2000-3, Class 2A4
1,214,752	8.00	05/25/2030	1,220,079
Residential Accredit Loans, Inc. Series 1998-QS14, Class A6
5,542,103	6.75	10/25/2028	5,601,668
Structured Asset Securities Corp. Series 2000-4, Class 1A10
363,781	7.60	11/25/2030	363,940

			$49,186,986

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)			$225,656,978

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $637,811,755)			$639,577,018

Agency Debentures – 9.1%

Federal Home Loan Bank
$6,000,000	5.13%	03/06/2006	$6,382,980
10,000,000	3.98	11/07/2008	10,002,810
5,000,000	5.38	05/15/2009	5,366,800
Federal Home Loan Mortgage Corp.
2,000,000	2.13	11/15/2005	1,999,632
4,000,000	5.25	01/15/2006	4,257,120
4,140,000	3.00	03/05/2007	4,114,354
3,500,000	5.00	07/30/2009	3,588,620
27,000,000	6.63	09/15/2009	30,780,000
9,000,000	7.00	03/15/2010	10,463,400
Federal National Mortgage Association
5,000,000	2.75	06/03/2005	5,005,614
9,300,000	4.21	06/03/2005	9,324,487
100,000	6.00	12/15/2005	107,927
6,000,000	5.50	02/15/2006	6,429,660
10,000,000	6.63	09/15/2009	11,400,000
Small Business Administration
1,667,238	6.30	06/01/2018	1,790,079

TOTAL AGENCY DEBENTURES
(Cost $110,998,012)			$111,013,483

Asset-Backed Securities – 11.7%

Auto – 2.6%
AESOP Funding II LLC Series 1998-1, Class A†
$3,400,000	6.14%	05/20/2006	$3,576,977
AESOP Funding II LLC Series 2003-3A, Class A1†
10,000,000	2.75	07/20/2007	9,990,900
Americredit Automobile Receivables Trust Series 2000-A, Class A4
617,181	7.29	12/12/2006	626,965
CPS Auto Trust Series 2002-A, Class A1
2,155,603	3.74	01/15/2006	2,184,569
MFN Auto Receivables Trust Series 2002-A, Class A1†
2,856,416	3.81	01/15/2005	2,878,731
Onyx Acceptance Auto Trust Series 2000-A, Class A4
144,517	7.42	12/15/2004	144,832
Onyx Acceptance Auto Trust Series 2001-A, Class A4
8,911,510	7.44	11/15/2007	9,129,546
WFS Financial Owner Trust Series 2000-B, Class A4
2,770,737	7.84	02/20/2006	2,813,463

			$31,345,983

Credit Card – 2.3%
Capital One Multi-Asset Execution Trust Series 2003-A1, Class A1
$24,841,000	1.51%	01/15/2009	$24,958,572
Capital One Multi-Asset Execution Trust Series 2003-C1, Class C1
1,300,000	3.67	03/15/2011	1,327,443
Capital One Multi-Asset Execution Trust Series 2003-C2, Class C2
1,900,000	4.32	04/15/2009	1,920,406

			$28,206,421

48       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Home Equity – 5.9%
Aames Mortgage Trust Series 2000-2, Class A6F§
$1,000,000	0.00/7.18%	11/25/2028	$1,079,658
Amortizing Residential Collateral Trust Series 2002-BC1M, Class A#
9,911,614	1.40	01/01/2032	9,900,771
Amortizing Residential Collateral Trust Series 2002-BC3M, Class A#
1,694,176	1.39	06/25/2032	1,694,176
AQ Finance NIM Trust Series 2003-N6#†
8,118,605	1.42	05/25/2010	8,118,155
AQ Finance NIM Trust Series 2002-N2A†
1,100,570	8.90	05/25/2032	1,089,402
AQ Finance NIM Trust Series 2003-N1†
622,398	9.37	03/25/2033	622,392
ARC Net Interest Margin Trust Series 2002-6, Class A†
710,658	7.75	09/27/2032	696,438
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7
213,877	6.47	12/25/2013	222,317
First Franklin NIM Trust Series 2002-FF1, Class A†
979,551	7.87	04/25/2032	975,875
HFC Home Equity Loan Asset Backed Certificates Series 2002-2 A#
9,002,431	1.42	04/20/2032	9,000,177
HFC Home Equity Loan Asset Backed Certificates Series 2002-3, Class A#
10,066,336	1.57	07/20/2032	10,063,739
Household Home Equity Loan Trust Series 2003-1, Class A#
13,586,989	1.47	10/20/2032	13,586,981
Indy Mac Home Equity ABS,Inc. Series 2002-B, Class AV#
5,359,986	1.57	10/25/2033	5,371,714
Long Beach Asset Holdings Corp. Series 2003-3, Class N1†
951,062	7.26	07/25/2033	950,750
NC Finance NIM Trust Series 2003-2
636,096	9.00	01/15/2033	635,694
NC Finance Trust Series 2002-1†
108,319	9.25	03/25/2032	108,319
Sail Net Interest Margin Notes Series 2003-5, Class A†
1,054,188	7.35	06/27/2033	1,054,034
Sail Net Interest Margin Notes Series 2003-BC1A, Class A†
733,838	7.75	01/27/2033	732,636
Salomon Brothers Mortgage Securities VII Series 2002-WMC2, Class A2#
4,405,749	1.40	09/24/2032	4,409,029
Saxon Asset Securities Trust Series 2003-1, Class AV2#
1,957,157	1.44	01/01/2049	1,957,769

			$72,270,026

Manufactured Housing – 0.3%
Mid-State Trust Series 4, Class A
$3,765,498	8.33%	04/01/2030	$4,125,335

Utilities – 0.6%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
$6,150,000	7.03%	03/15/2012	$7,056,145

TOTAL ASSET-BACKED SECURITIES
(Cost $142,287,990)			$143,003,910

Emerging Market Debt – 1.0%

Mexico Government International Bond
$3,730,000	11.38%	09/15/2016	$5,259,300
PDVSA Finance Ltd
1,080,000	6.45	02/15/2004	1,080,000
Pemex Finance Ltd
600,000	8.02	05/15/2007	661,500
700,000	9.15	11/15/2018	829,364
United Mexican States
3,200,000	5.88	01/15/2014	3,136,000
1,430,000	8.13	12/30/2019	1,580,150

TOTAL EMERGING MARKET DEBT
(Cost $11,836,912)			$12,546,314

Foreign Debt Obligation – 2.3%

Government of Australia‡
AUD35,000,000	8.75%	08/15/2008	$27,923,215

TOTAL FOREIGN DEBT OBLIGATION
(Cost $27,442,470)			$27,923,215

U.S. Treasury Obligations – 9.4%

United States Treasury Interest-Only Stripped Securities@
$26,000,000	0.00%	02/15/2012	$18,153,978
27,750,000	0.00	05/15/2012	19,061,392
5,600,000	0.00	05/15/2023	1,882,104
United States Treasury Principal-Only Stripped Securities•
300,000	0.00	11/15/2004	296,091
38,450,000	0.00	05/15/2017	19,181,168
560,000	0.00	05/15/2018	260,909
400,000	0.00	11/15/2022	138,984
4,900,000	0.00	11/15/2024	1,515,962
6,800,000	0.00	08/15/2025	2,010,080
United States Treasury Bonds
2,000,000	9.00	11/15/2018	2,868,260
2,200,000	8.50	02/15/2020	3,054,150
7,550,000	6.88 ^	08/15/2025	9,154,828
United States Treasury Notes
26,200,000	1.63	09/30/2005	26,120,169
3,600,000	1.63	10/31/2005	3,584,672
150,000	7.00	07/15/2006	168,655
7,900,000	4.25	08/15/2013	7,870,375

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $115,237,124)			$115,321,777

The accompanying notes are an integral part of these financial statements.       49

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 5.1%

Joint Repurchase Agreement Account IIΔ
$63,100,000	1.06%	11/03/2003	$63,100,000
Maturity Value: $63,105,574

TOTAL REPURCHASE AGREEMENT
(Cost $63,100,000)			$63,100,000

TOTAL INVESTMENTS
(Cost $1,342,657,056)			$1,353,426,432

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $70,275,469, which represent 5.7% of net assets as of October 31, 2003.

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

~	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

@	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

§	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

Δ	Joint repurchase agreement was entered into on October 31, 2003.

•	Security is issued with a zero coupon. Income is recognized through the accretion of discount.

‡	The principal amount of the security is stated in the currency in which the bond is denominated. See below: AUD = Australian Dollar

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit
REIT	—	Real Estate Investment Trust

50       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on September 1, 1991 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “JP Morgan GGB Index — $ Hedged”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Global Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 1, 1991 to October 31, 2003.(a)

Average Annual Total Return through October 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced August 2, 1991)
Excluding sales charges	6.80%	6.19%	4.13%	5.45%
Including sales charges	6.40%	5.70%	3.18%	0.67%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.83%	n/a	3.60%	4.87%
Including contingent deferred sales charges	5.83%	n/a	3.18%	-0.36%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.09%	n/a	3.61%	4.96%
Including contingent deferred sales charges	5.09%	n/a	3.61%	3.91%

Institutional Class (commenced August 1, 1995)	7.51%	n/a	4.80%	6.07%

Service Class (commenced March 12, 1997)	5.88%	n/a	4.27%	5.61%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 2003

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Foreign Debt Obligations – 70.1%

Australian Dollar – 4.3%
Government of Australia
AUD18,000,000	8.75%	08/15/2008	$14,360,511
1,600,000	6.50	05/15/2013	1,191,695

			$15,552,206

Canadian Dollar – 2.0%
Government of Canada
CAD3,600,000	6.00%	06/01/2008	$2,949,653
2,500,000	5.25	06/01/2013	1,952,236
2,900,000	5.75	06/01/2029	2,310,766

			$7,212,655

Danish Krone – 1.0%
Kingdom of Denmark
DKK22,000,000	8.00%	03/15/2006	$3,817,966

Euro Currency – 39.4%
Federal Republic of Germany
EUR4,400,000	6.88%	05/12/2005	$5,429,193
5,000,000	6.00	01/04/2007	6,293,015
19,900,000	5.25	01/04/2008	24,669,060
12,100,000	4.50	01/04/2013	14,300,478
11,900,000	3.75	07/04/2013	13,215,580
3,200,000	6.25	01/04/2024	4,357,636
2,050,000	5.50	01/04/2031	2,561,205
Government of France
2,600,000	8.50	10/25/2019	4,300,270
1,500,000	8.50	04/25/2023	2,544,622
2,800,000	5.50	04/25/2029	3,495,753
Household Finance Corp.
940,000	6.25	09/21/2005	1,153,972
Kingdom of Belgium
4,300,000	6.50	03/31/2005	5,267,140
3,600,000	4.75	09/28/2006	4,367,922
Kingdom of Spain
11,400,000	3.25	01/31/2005	13,379,731
Kingdom of The Netherlands
2,000,000	3.75	07/15/2009	2,319,286
1,800,000	4.25	07/15/2013	2,075,611
Koninklijke KPN NV
1,500,000	7.25	04/12/2006	1,900,346
Korea Development Bank
2,420,000	4.38	09/11/2008	2,804,373
Munich RE Finance BV#
1,730,000	6.75	06/21/2023	2,188,939
NGG Finance PLC
1,520,000	5.25	08/23/2006	1,836,922
710,000	6.13	08/23/2011	887,290
Republic of France
2,500,000	5.00	07/12/2005	3,016,078
Republic of Italy
800,000	4.75	03/15/2006	967,731
2,600,000	4.38	10/25/2006	2,728,671
11,000,000	5.00	02/01/2012	13,452,279
3,000,000	6.00	05/01/2031	3,957,909

			$143,471,012

German Mark – 1.0%
Citicorp
DEM4,500,000	6.25%	09/19/2009	2,925,335
1,100,000	5.50	06/30/2010	684,613

			$3,609,948

Great Britain Pound – 5.3%
North American Capital Corp.
GBP1,300,000	8.25%	11/17/2003	$2,207,143
United Kingdom Treasury
400,000	6.75	11/26/2004	695,989
2,000,000	8.50	07/16/2007	3,806,831
1,200,000	7.25	12/07/2007	2,209,959
1,500,000	5.00	03/07/2012	2,537,311
1,300,000	8.75	08/25/2017	3,015,956
1,000,000	8.00	06/07/2021	2,294,149
1,600,000	4.25	03/07/2036	2,469,496

			$19,236,834

Japanese Yen – 15.5%
Government of Japan
JPY35,000,000	0.50%	06/20/2006	$320,174
2,100,000,000	0.90	12/22/2008	19,289,065
4,020,000,000	1.30	06/20/2012	36,408,729
30,000,000	1.50	03/20/2019	262,723

			$56,280,691

Mexican Peso – 0.2%
United Mexican States
MXN800,000	7.50%	04/08/2033	$816,800

South African Rand – 1.0%
Republic of South Africa
ZAR21,000,000	13.00%	08/31/2010	$3,673,499

Swedish Krona – 0.4%
Kingdom of Sweden
SEK11,900,000	5.50%	10/08/2012	$1,594,300

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $237,654,097)			$255,265,911

52       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – 13.2%

Automotive – 0.8%
Ford Motor Credit Co.
USD420,000	7.25%	10/25/2011	$426,417
1,080,000	7.00	10/01/2013	1,061,687
General Motors Acceptance Corp.
470,000	7.00	02/01/2012	485,769
General Motors Corp.
360,000	8.38	07/05/2033	447,696
610,000	8.38	07/15/2033	646,873

			$3,068,442

Chemicals – 1.0%
Air Products & Chemicals, Inc.
USD1,500,000	8.50%	04/01/2006	$1,538,117
The Dow Chemical Co.
2,170,000	5.25	05/14/2004	2,202,771

			$3,740,888

Commercial Banks – 1.0%
Bank of America Corp.
USD200,000	6.38%	05/15/2005	$213,609
200,000	7.88	05/16/2005	218,139
150,000	7.25	10/15/2025	171,806
Citicorp
100,000	7.20	06/15/2007	113,414
Citigroup, Inc.
1,250,000	6.75	12/01/2005	1,362,805
DBS Group Holdings Ltd.
1,000,000	7.88	08/10/2009	1,175,090
Wells Fargo Bank NA#
230,000	7.80	06/15/2010	250,452

			$3,505,315

Conglomerates – 1.3%
Tyco International Group SA
EUR3,780,000	6.13%	04/04/2007	$4,564,322

Corporate-Other – 0.2%
France Telecom
EUR540,000	8.13%	01/28/2033	$787,471

Finance Companies – 1.8%
General Electric Capital Corp.
USD3,520,000	5.00%	06/15/2007	$3,730,399
General Motors Acceptance Corp.
450,000	7.00	11/15/2005	551,210
Washington Mutual Finance Corp.
2,020,000	8.25	06/15/2005	2,216,759

			$6,498,368

Food & Beverage – 0.2%
Kraft Foods Inc.
USD750,000	5.25%	06/01/2007	$793,989

Insurance Companies – 0.7%
American General Finance Corp.
USD490,000	5.75%	11/01/2003	$490,000
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	2,058,371

			$2,548,371

Media-Cable – 0.6%
Comcast Cable Communications
USD1,900,000	8.38%	05/01/2007	$2,196,301

Media-Non Cable – 0.0%
PanAmSat Corp.
USD165,000	6.13%	01/15/2005	$168,300

Mortgage Banks – 0.3%
Countrywide Home Loans, Inc.
USD1,000,000	5.25%	06/15/2004	$1,022,590

REIT – 0.6%
EOP Operating LP
USD1,730,000	6.63%	02/15/2005	$1,828,288
Liberty Property LP
235,000	6.97	12/11/2003	236,163

			$2,064,451

Telecommunications – 1.6%
Bell Atlantic New Jersey, Inc.
USD65,000	8.00%	06/01/2022	$76,243
British Telecommunications PLC
1,470,000	8.13	12/15/2010	1,778,711
Deutsche Telekom AG
1,860,000	8.25	06/15/2005	2,031,906
Sogerim
450,000	7.00	04/20/2011	591,861
Verizon Global Funding Corp.
1,380,000	6.13	06/15/2007	1,518,074

			$5,996,795

Tobacco – 1.4%
British American Tobacco Holdings BV#
EUR1,040,000	3.05%	07/21/2005	$1,212,147
Imperial Tobacco Finance PLC
250,000	6.25	06/06/2007	309,787
Imperial Tobacco Overseas BV
1,260,000	7.13	04/01/2009	1,421,013
Philip Morris Companies, Inc.
1,850,000	7.50	04/01/2004	1,884,639
95,000	6.95	06/01/2006	99,750

			$4,927,336

Utilities – 0.4%
First Energy Corp.
USD690,000	7.38%	11/15/2031	$739,819
Olivetti Finance NV
530,000	7.75	01/24/2033	746,251

			$1,486,070

The accompanying notes are an integral part of these financial statements.       53

Statement of Investments (continued)
October 31, 2003

 GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Utilities – (continued)
X Yankee Banks – 1.3%
Merita Bank Ltd.
USD1,010,000	6.50%	04/01/2009	$1,132,178
National Westminster Bank PLC#
370,000	7.75	04/29/2049	424,247
Santander Financial Issuances
1,100,000	7.88	04/15/2005	1,189,120
Sparebanken Rogaland†#
1,800,000	9.20	08/18/2004	1,883,068

			$4,628,613

TOTAL CORPORATE BONDS
(Cost $44,484,373)			$47,997,622

Agency Debentures – 1.3%

Federal Home Loan Mortgage Corp.
USD4,700,000	5.13%	08/20/2012	$4,692,480

TOTAL AGENCY DEBENTURES
(Cost $4,669,787)			$4,692,480

Mortgage-Backed Obligations – 0.4%

Planned Amortization Class (PAC) CMOs – 0.4%
Federal Home Loan Mortgage Corp. Series 1623, Class PG
USD1,361,972	3.00%	07/15/2021	$1,366,946

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,189,704)			$1,366,946

U.S. Treasury Obligations – 11.0%

United States Treasury Interest-Only Stripped Securities@
USD300,000	0.00%	02/15/2013	$197,124
400,000	0.00	02/15/2014	246,596
United States Treasury Principal-Only Stripped Securities•
1,520,000	0.00	11/15/2009	1,209,266
6,210,000	0.00	05/15/2020	2,531,941
1,000,000	0.00	05/15/2021	382,450
1,720,000	0.00	11/15/2021	636,778
1,000,000	0.00	11/15/2022	347,460
2,070,000	0.00	11/15/2024	640,417
2,400,000	0.00	08/15/2025	709,440
1,500,000	0.00	08/15/2026	420,585
3,210,000	0.00	11/15/2026	885,286
United States Treasury Bonds
2,300,000	8.88	08/15/2017	3,239,228
1,400,000	8.13	08/15/2019	1,879,276
3,000,000	6.88	08/15/2025	3,637,680
100,000	6.25	05/15/2030	114,328
United States Treasury Notes
6,000,000	2.88	06/30/2004	6,070,140
11,000,000	6.75	05/15/2005	11,861,960
500,000	4.63	05/15/2006	530,740
2,630,000	2.63	05/15/2008	2,578,583
1,700,000	3.88	02/15/2013	1,652,859
300,000	4.25	08/15/2013	298,875

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,448,480)			$40,071,012

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

	Exercise	Expiration
Contracts*	Rate	Date	Value
	Options Purchased – 0.1%

Cross Currency Option
Call KRW 3,875,000
Put USD 3,355	1,155.00	11/26/2003	$11,102
Cross Currency Option
Call JPY 5,047,000
Put CHF 61,549	82.00	11/19/2003	34,828
Cross Currency Option
Call THB 2,119,000
Put USD 51,683	41.00	11/28/2003	63,718
Cross Currency Option
Call THB 2,019,000
Put USD 49,852	40.50	12/12/2003	29,225
Cross Currency Option
Call THB 1,817,000
Put USD 44,317	41.00	11/26/2003	54,201

	TOTAL OPTIONS PURCHASED
	(Cost $126,937)		$193,074

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Short-Term Obligations – 0.5%

State Street Bank & Trust Euro – Time Deposit
USD1,815,000	0.94%	11/03/2003	$1,815,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $1,815,000)			$1,815,000

TOTAL INVESTMENTS
(Cost $327,538,634)			$351,402,045

*	The principal amount of each security or contract is stated in the currency in which the bond/option is denominated. See below.
	AUD	=	Australian Dollar
	CAD	=	Canadian Dollar
	CHF	=	Swiss Franc
	DKK	=	Danish Krone
	DEM	=	German Mark
	EUR	=	Euro Currency
	GBP	=	Great Britain Pound
	JPY	=	Japanese Yen
	KRW	=	South Korean Won
	MXN	=	Mexican Peso
	SEK	=	Swedish Krona
	THB	=	Thailand Baht
	USD	=	United States Dollar
	ZAR	=	South African Rand

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,883,068, which represents 0.5% of net assets as of October 31, 2003.

#	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2003.

@	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

•	Security issued with a zero coupon. Income is recognized through the accretion of discount.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 2003

Enhanced
Income Fund

Assets:

Investment in securities, at value (identified cost $1,477,896,119, $2,657,477,496, $874,286,679, $568,206,302, $1,279,557,056 and $327,538,634)	$1,499,538,873
Repurchase Agreement, at cost	23,800,000
Cash(a)	3,334,366
Foreign currencies, at value (Core Fixed Income only identified cost $11,024)	—
Receivables:
Investment securities sold, at value	—
Interest, at value	15,308,361
Fund shares sold	16,460,844
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Reimbursement from investment adviser	37,181
Other assets, at value	11,360

Total assets	1,558,490,985

Liabilities:

Due to custodian, at value	—
Payables:
Investment securities purchased, at value	6,000,000
Income distribution	290,091
Fund shares repurchased	15,416,035
Amounts owed to affiliates	451,098
Forward foreign currency exchange contracts, at value	—
Variation margin	434,547
Swap interest due to counterparty	—
Swap contracts, at value	—
Accrued expenses and other liabilities, at value	102,361

Total liabilities	22,694,132

Net Assets:

Paid-in capital	1,584,533,563
Accumulated undistributed net investment income	3,273,008
Accumulated net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(71,853,212)
Net unrealized gain (loss) on investments, options, futures, swaps and translation of assets and liabilities denominated in foreign currencies	19,843,494

NET ASSETS	$1,535,796,853

Net asset value, offering and redemption price per share:(b)
Class A	$9.99
Class B	—
Class C	—
Institutional	$9.98
Administration	$9.99
Service	—

Shares outstanding:
Class A	37,871,393
Class B	—
Class C	—
Institutional	110,917,741
Administration	5,051,522
Service	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	153,840,656

(a)	Includes restricted cash of $27,486,000 on deposit with the swap counterparty as collateral for the Goldman Sachs Core Fixed Income Fund.
(b)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government (NAV per share multiplied by 1.0152), Short Duration Government (NAV per share multiplied by 1.0204), Government Income, Core Fixed Income and Global Income Funds (NAV per share multiplied by 1.0471) is $10.14, $9.61, $10.19, $15.58, $10.80 and $15.07, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

56       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$2,644,002,445	$871,809,355	$569,263,574	$1,290,326,432	$351,402,045
166,500,000	50,900,000	63,600,000	63,100,000	—
—	—	884,661	24,941,195	—
—	—	—	12,716	—
32,408,723	24,081,837	162,611,554	471,882,566	18,577,632
14,748,707	5,439,087	3,402,172	9,064,336	6,811,641
3,928,508	1,281,131	1,940,522	11,421,416	822,409
—	—	—	—	4,663,456
—	46,594	157,554	1,148,671	1,976,113
—	42,870	47,707	—	22,156
3,410	—	—	1,779	—

2,861,591,793	953,600,874	801,907,744	1,871,899,111	384,275,452

16,331,412	1,366,671	—	—	291,551
4,416,297	27,293,026	212,129,412	628,398,733	16,137,835
2,266,374	534,586	125,597	1,228,556	—
32,614,837	4,183,760	1,584,289	2,476,871	532,125
1,357,736	708,580	477,243	664,852	389,396
—	—	—	848,828	2,939,750
223,109	—	—	—	—
—	—	—	2,966,643	—
—	—	—	10,476,951	—
146,597	102,553	90,853	123,098	99,238

57,356,362	34,189,176	214,407,394	647,184,532	20,389,895

2,922,139,717	929,789,478	580,307,189	1,183,141,115	374,315,768
12,125,443	1,693,719	1,005,167	2,156,464	27,164,048
(115,649,962)	(9,108,300)	4,818,799	40,008,764	(63,546,840)
(14,379,767)	(2,963,199)	1,369,195	(591,764)	25,952,581

$2,804,235,431	$919,411,698	$587,500,350	$1,224,714,579	$363,885,557

$9.47	$9.99	$14.88	$10.31	$14.39
—	$9.95	$14.88	$10.35	$14.34
—	$9.93	$14.87	$10.35	$14.32
$9.48	$9.96	$14.85	$10.35	$14.37
—	—	—	—	—
$9.50	$9.95	$14.85	$10.35	$14.36

81,212,809	31,784,470	24,061,312	43,158,852	15,609,225
—	5,082,253	2,965,053	3,586,387	2,588,470
—	13,101,533	1,595,315	2,454,461	785,015
207,504,184	41,681,251	10,172,472	67,184,978	6,289,090
—	—	—	—	—
7,105,901	618,660	706,566	2,109,877	42,438

295,822,894	92,268,167	39,500,718	118,494,555	25,314,238

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 2003

Enhanced
Income Fund

Investment income:

Interest(a)	$84,155,609

Total income	84,155,609

Expenses:

Management fees	5,379,887
Distribution and service fees(b)	1,566,094
Transfer agent fees(b)	1,800,438
Custody and accounting fees	309,634
Registration fees	61,075
Printing fees	57,965
Professional fees	40,193
Service share fees	—
Trustee fees	10,986
Administration share fees	48,643
Other	76,776

Total expenses	9,351,691

Less — expense reductions	(1,324,403)

Net Expenses	8,027,288

NET INVESTMENT INCOME	76,128,321

Realized and unrealized gain (loss) on investment, options, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	17,867,733
Options written	—
Futures transactions	(27,579,475)
Swap contracts	—
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	(29,299,497)
Futures	11,449,987
Swap contracts	—
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(27,561,252)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,567,069

(a)	Net of $37,525 in foreign withholding tax for the Global Income Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Administration	Service

Enhanced Income Fund	$1,566,094	$—	$—	$1,190,231	$—	$—	$602,424	$7,783	$—
Ultra-Short Duration Fund	2,709,156	—	—	2,058,958	—	—	1,053,416	—	27,439
Short Duration Fund	741,540	555,152	1,264,238	563,571	105,479	240,205	159,341	—	4,021
Government Income Fund	777,036	521,718	264,919	590,548	99,126	50,334	55,940	—	4,905
Core Fixed Income Fund	977,764	390,869	237,261	743,101	74,265	45,079	291,225	—	9,811
Global Income Fund	1,269,918	389,596	117,905	482,569	74,023	22,402	45,387	—	365
58       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short
Duration	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$128,909,652	$39,072,730	$20,360,066	$58,606,290	$18,865,599

128,909,652	39,072,730	20,360,066	58,606,290	18,865,599

15,143,195	4,434,803	3,520,334	4,826,035	3,772,021
2,709,156	2,560,930	1,563,673	1,605,894	1,777,419
3,139,813	1,072,617	800,853	1,163,481	624,746
485,834	254,265	216,776	404,010	397,310
98,619	118,831	79,436	81,522	61,468
51,038	46,975	45,610	46,975	45,610
40,694	40,324	40,423	41,572	42,845
342,986	50,263	61,303	122,639	4,567
10,986	10,986	10,986	10,986	10,986
—	—	—	—	—
112,478	73,090	68,451	77,114	54,083

22,134,799	8,663,084	6,407,845	8,380,228	6,791,055

(23,429)	(576,243)	(1,018,767)	(14,110)	(1,627,079)

22,111,370	8,086,841	5,389,078	8,366,118	5,163,976

106,798,282	30,985,889	14,970,988	50,240,172	13,701,623

7,579,512	(3,565,190)	8,710,531	23,854,565	15,924,427
—	—	—	—	9,804
(27,420,420)	3,361,114	(524,980)	2,287,892	(599,119)
—	—	—	15,244,003	—
—	—	—	(335,856)	(16,110,982)
(36,497,223)	(11,912,910)	(9,835,145)	(6,252,063)	4,601,259
9,255,516	(1,698,588)	1,132,985	2,607,316	382,829
—	—	—	(6,809,781)	—
—	—	—	(837,369)	5,967,126

(47,082,615)	(13,815,574)	(516,609)	29,758,707	10,175,344

$59,715,667	$17,170,315	$14,454,379	$79,998,879	$23,876,967

The accompanying notes are an integral part of these financial statements.       59

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2003

Enhanced
Income Fund

From operations:

Net investment income	$76,128,321
Net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(9,711,742)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(17,849,510)

Net increase in net assets resulting from operations	48,567,069

Distributions to shareholders:

From net investment income
Class A Shares	(20,331,328)
Class B Shares	—
Class C Shares	—
Institutional Shares	(54,132,455)
Administration Shares	(636,079)
Service Shares	—
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—

Total distributions to shareholders	(75,099,862)

From share transactions:

Proceeds from sales of shares	1,887,117,875
Reinvestment of dividends and distributions	66,529,827
Cost of shares repurchased	(3,292,429,285)

Net increase (decrease) in net assets resulting from share transactions	(1,338,781,583)

TOTAL INCREASE (DECREASE)	(1,365,314,376)

Net assets:

Beginning of year	2,901,111,229

End of year	$1,535,796,853

Accumulated undistributed net investment income	$3,273,008

60       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$106,798,282	$30,985,889	$14,970,988	$50,240,172	$13,701,623
(19,840,908)	(204,076)	8,185,551	41,050,604	(775,870)
(27,241,707)	(13,611,498)	(8,702,160)	(11,291,897)	10,951,214

59,715,667	17,170,315	14,454,379	79,998,879	23,876,967

(36,758,337)	(9,958,624)	(10,482,880)	(15,224,632)	(12,518,641)
—	(1,549,635)	(1,397,916)	(1,222,253)	(1,739,113)
—	(3,319,698)	(705,656)	(743,228)	(525,346)
(99,636,791)	(14,956,513)	(5,235,819)	(31,167,480)	(6,351,427)
—	—	—	—	—
(2,235,538)	(334,558)	(410,300)	(924,649)	(45,398)
—	—	(282,318)	(1,155,334)	—
—	—	(57,041)	(133,823)	—
—	—	(27,650)	(74,023)	—
—	—	(106,723)	(2,746,496)	—
—	—	(14,099)	(109,857)	—

(138,630,666)	(30,119,028)	(18,720,402)	(53,501,775)	(21,179,925)

3,857,993,633	906,757,628	602,412,055	655,115,170	141,173,543
106,769,668	22,752,384	16,723,406	38,502,701	17,820,233
(4,765,319,628)	(681,167,411)	(444,591,828)	(630,905,538)	(247,456,671)

(800,556,327)	248,342,601	174,543,633	62,712,333	(88,462,895)

(879,471,326)	235,393,888	170,277,610	89,209,437	(85,765,853)

3,683,706,757	684,017,810	417,222,740	1,135,505,142	449,651,410

$2,804,235,431	$919,411,698	$587,500,350	$1,224,714,579	$363,885,557

$12,125,443	$1,693,719	$1,005,167	$2,156,464	$27,164,048

The accompanying notes are an integral part of these financial statements.       61

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2002

Enhanced
Income Fund

From operations:

Net investment income	$87,237,109
Net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(60,918,293)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	26,218,713

Net increase in net assets resulting from operations	52,537,529

Distributions to shareholders:

From net investment income
Class A shares	(19,793,051)
Class B shares	—
Class C shares	—
Institutional shares	(65,322,253)
Administration shares	(322,450)
Service shares	—
From net realized gains
Class A shares	—
Class B shares	—
Class C shares	—
Institutional shares	—
Administration shares	—
Service shares	—

Total distributions to shareholders	(85,437,754)

From share transactions:

Proceeds from sales of shares	4,506,992,529
Reinvestment of dividends and distributions	79,936,959
Cost of shares repurchased	(2,617,605,588)

Net increase (decrease) in net assets resulting from share transactions	1,969,323,900

TOTAL INCREASE (DECREASE)	1,936,423,675

Net assets:

Beginning of year	964,687,554

End of year	$2,901,111,229

Accumulated undistributed (distributions in excess of) net investment income	$2,244,549

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

62       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration(a)	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$71,329,080	$18,368,143	$11,358,616	$50,156,781	$16,717,195
(35,737,766)	6,219,104	2,484,839	6,340,846	(22,257,594)
11,920,206	2,506,099	3,086,385	(14,456,513)	10,767,313

47,511,520	27,093,346	16,929,840	42,041,114	5,226,914

(19,046,506)	(6,352,129)	(7,594,281)	(11,472,281)	(9,967,059)
—	(1,017,591)	(1,438,662)	(1,279,956)	(1,140,026)
—	(1,482,253)	(599,673)	(654,125)	(331,240)
(60,371,480)	(11,769,264)	(2,010,326)	(35,428,999)	(6,700,789)
—	—	—	—	—
(1,371,303)	(354,197)	(407,255)	(1,350,549)	(54,535)
—	—	(1,487,583)	(570,720)	—
—	—	(360,836)	(83,157)	—
—	—	(153,519)	(38,353)	—
—	—	(409,596)	(1,854,157)	—
—	—	—	—	—
—	—	(90,873)	(85,623)	—

(80,789,289)	(20,975,434)	(14,552,604)	(52,817,920)	(18,193,649)

5,006,107,081	676,659,618	376,474,236	841,685,991	110,656,381
64,446,144	15,542,700	12,055,092	40,773,780	15,510,645
(1,722,791,632)	(352,659,853)	(207,673,414)	(421,411,541)	(174,177,443)

3,347,761,593	339,542,465	180,855,914	461,048,230	(48,010,417)

3,314,483,824	345,660,377	183,233,150	450,271,424	(60,977,152)

369,222,933	338,357,433	233,989,590	685,233,718	510,628,562

$3,683,706,757	$684,017,810	$417,222,740	$1,135,505,142	$449,651,410

$(426,679)	$242,922	$303,490	$(318,942)	$4,217,947

The accompanying notes are an integral part of these financial statements.       63

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 2003

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (Enhanced Income), Goldman Sachs Ultra-Short Duration Government Fund (Ultra-Short Duration Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), (collectively, the “Funds” or individually a “Fund”). Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Enhanced Income offers three classes of shares — Class A, Institutional and Administration. Ultra-Short Duration Government offers three classes of shares — Class A, Institutional and Service. Government Income, Short Duration Government, Core Fixed Income and Global Income offer five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined Net Asset Value (NAV) unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with the applicable regulatory guidance.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes and reclaims where applicable. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

     Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Administration Shares bear all expenses and fees relating to their Administration Plan. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

F. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2003

3. AGREEMENTS

     Goldman Sachs Funds Management, L.P. (“GSFM”), a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM”) effective at the end of April 2003 and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Enhanced Income, Government Income, and Core Fixed Income Funds. The fees payable under the Agreements, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. GSAM is an affiliate of Goldman Sachs and currently serves as the investment adviser to the Ultra-Short Duration Government Fund and Short Duration Government Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Funds average daily net assets.
     For the year ended October 31, 2003, the advisers for the Enhanced Income, Government Income and Global Income Funds have voluntarily agreed to waive a portion of their Management Fee, equal to an annual percentage rate of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.
     Additionally, each adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation, service share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund.
     For the year ended October 31, 2003, the Funds’ Management Fees, Management Fee waivers and expense limitations (rounded) as an annual percentage rate of average daily net assets is as follows:

	Management Fee
			Other
	Contractual	Waiver	Expense
Fund	Annual Rate	Annual Rate	Limit

Enhanced Income	0.25%	0.05%	0.01%

Ultra-Short Duration Government	0.40	—	0.05

Short Duration Government	0.50	—	0.00

Government Income	0.65	0.11	0.00

Core Fixed Income	0.40	—	0.10

Global Income	0.90	0.25	0.00

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2003, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Enhanced Income	$4,200	N/A	N/A

Ultra-Short Duration Government	128,100	N/A	N/A

Short Duration Government	193,900	—	—

Government Income	128,700	$200	$27,900

Core Fixed Income	815,400	200	400

Global Income	58,600	200	—

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25% for Enhanced Income and Ultra-Short Duration Government Funds Class A shares and 0.25%, 0.75% and 0.75% of each of the other Funds’ average daily net assets attributable to Class A, Class B and Class C shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Short Duration Government, Government Income, Core Fixed Income and Global Income Funds average daily net assets attributable to Class A (Global Income only), Class B or Class C Shares. For the year ended October 31, 2003, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C shares and 0.04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service shares.
     The Trust, on behalf of the Funds, has adopted a Service Plan and Shareholder Administration Plan for Service shares. In addition, the Trust on behalf of Enhanced Income Fund has adopted an Administration plan for Administration shares. These plans allow for Service and Administration shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan provide for compensation to the service organizations in an amount up to, on an annual basis, 0.25%, 0.25% and 0.25%, respectively, of the average daily net asset value of each share class.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2003

3. AGREEMENTS (continued)
     For the year ended October 31, 2003, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2003, expense reductions were as follows (in thousands):

	Waivers

		Class B
		Distribution	Other		Total
	Management	and Service	Expense	Custody	Expense
Fund	Fees	Fees	Reimbursement	Credit	Reductions

Enhanced Income	$1,076	$—	$231	$17	$1,324

Ultra-Short Duration Government	—	—	—	23	23

Short Duration Government	—	83	492	1	576

Government Income	596	—	420	3	1,019

Core Fixed Income	—	—	—	14	14

Global Income	1,048	—	575	4	1,627

At October 31, 2003, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Enhanced Income	$264	$84	$103	$451

Ultra-Short Duration Government	985	172	201	1,358

Short Duration Government	395	218	96	709

Government Income	269	134	74	477

Core Fixed Income	413	147	105	665

Global Income	203	138	48	389

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2003, were as follows:

			Sales and	Sales and maturities
	Purchases of	Purchases	maturities of	(excluding
	U.S. Government	(excluding	U.S. Government	U.S. Government
	and agency	U.S. Government and	and agency	and agency
Fund	obligations	agency obligations)	obligations	obligations)

Enhanced Income	$627,235,016	$237,541,445	$1,247,447,615	$673,095,150

Ultra-Short Duration Government	3,524,772,789	748,469,829	3,058,999,735	608,221,161

Short Duration Government	2,015,062,324	—	1,571,298,462	246,791

Government Income	2,838,647,189	100,692,961	2,605,873,172	77,478,334

Core Fixed Income	6,336,691,499	814,554,766	6,229,762,714	689,438,952

Global Income	24,414,937	392,125,227	79,990,601	475,365,557

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     For the year ended October 31, 2003, Global Income had the following written options activity:

	Number	Value

Contracts Outstanding October 31, 2003	—	$—

Contracts written	1,850	9,804

Contracts expired	(1,850)	(9,804)

Contracts outstanding October 31, 2003	—	$—

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
     For the year ended October 31, 2003, Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income, and Core Fixed Income paid commissions of approximately $262,000, $533,000, $176,000, $89,000 and $175,000 respectively, in connection with futures contracts entered into with Goldman Sachs.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2003

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

     At October 31, 2003, the following futures contracts were open as follows:

		Number of
		Contracts Long			Unrealized
Fund	Type	(Short)	Settlement Month	Market Value	Gain (Loss)

Enhanced Income Fund	Eurodollars	825	December 2003	$203,795,625	$256,563
	Eurodollars	930	March 2003	229,372,875	(51,900)
	Eurodollars	190	June 2003	46,716,250	82,175
	Eurodollars	(100)	December 2004	(24,373,750)	(245,500)
	2 Year U.S. Treasury Notes	(1,238)	December 2003	(265,512,313)	(176,061)
	5 Year U.S. Treasury Notes	(2,101)	December 2003	(234,918,063)	(1,664,537)

				$(44,919,376)	$(1,799,260)

Ultra-Short Duration Government Fund	Eurodollars	1,765	December 2003	$435,999,125	$268,875
	Eurodollars	1,030	March 2004	254,036,625	316,725
	Eurodollars	205	June 2004	50,404,375	68,989
	U.S. Treasury Bonds	350	December 2003	38,051,563	270,811
	10 Year U.S. Treasury Notes	1,100	December 2003	123,526,562	974,611
	2 Year U.S. Treasury Notes	(500)	December 2003	(107,234,375)	109,958
	5 Year U.S. Treasury Notes	(5,033)	December 2003	(562,752,313)	(2,914,685)

				$232,031,562	$(904,716)

Short Duration Government Fund	Eurodollars	70	September 2004	$17,140,375	$100,775
	Eurodollars	40	December 2004	9,749,500	(820)
	Eurodollars	40	March 2005	9,709,000	(3,320)
	Eurodollars	40	June 2005	9,673,000	(4,700)
	Eurodollars	40	September 2005	9,641,000	(6,700)
	Eurodollars	(100)	December 2003	(24,702,500)	(23,000)
	Eurodollars	(40)	March 2004	(9,865,500)	5,020
	Eurodollars	(40)	June 2004	(9,835,000)	11,430
	U.S. Treasury Bonds	115	December 2003	12,502,656	227,668
	2 Year U.S. Treasury Notes	2,244	December 2003	481,267,875	1,027,030
	5 Year U.S. Treasury Notes	(1,610)	December 2003	(180,018,125)	(1,467,298)
	10 Year U.S. Treasury Notes	296	December 2003	33,239,875	204,716
	10 Year Interest Rate Swap	(249)	December 2003	(27,288,844)	(556,676)

				$331,213,312	$(485,875)

Government Income Fund	Eurodollars	180	June 2004	$44,257,500	$59,985
	Eurodollars	6	September 2004	1,469,175	6,299
	Eurodollars	6	December 2004	1,462,425	6,945
	Eurodollars	6	March 2005	1,456,350	6,795
	Eurodollars	6	June 2005	1,450,950	7,395
	Eurodollars	6	September 2005	1,446,150	7,470
	Eurodollars	6	December 2005	1,442,175	7,320
	Eurodollars	6	March 2006	1,438,575	7,545
	Eurodollars	(40)	March 2004	(9,865,500)	5,020
	U.S. Treasury Bonds	260	December 2003	28,266,875	449,476
	2 Year U.S. Treasury Notes	47	December 2003	10,080,031	26,546
	5 Year U.S. Treasury Notes	(378)	December 2003	(42,265,125)	(125,883)
	10 Year U.S. Treasury Notes	261	December 2003	29,309,484	150,022
	10 Year Interest Rate Swap	(136)	December 2003	(14,904,750)	(303,012)

				$55,044,315	$311,923

Core Fixed Income Fund	3 Year Australian Bond	150	June 2004	$10,738,104	(73,723)
	Eurodollar	365	June 2004	89,744,375	121,636
	Eurodollar	(120)	December 2003	(29,643,000)	4,650
	Eurodollar	(110)	March 2004	(27,130,125)	19,780
	U.S. Treasury Bonds	779	December 2003	84,691,906	138,209
	2 Year U.S. Treasury Notes	338	December 2003	72,490,438	141,029
	5 Year U.S. Treasury Notes	207	December 2003	23,144,063	(140,178)
	10 Year U.S. Treasury Notes	1,486	December 2003	166,873,156	524,806

				$390,908,917	$736,209

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

		Number of
		Contracts Long			Unrealized
Fund	Type	(Short)	Settlement Month	Market Value	Gain (Loss)

Global Income Fund	10 Year U.S. Treasury Notes	591	December 2003	$66,367,453	$529,953
	20 Year U.S. Treasury Bonds	20	December 2003	2,174,375	(46,875)
	Long Gilt Future	12	December 2003	2,332,831	(64,921)
	5 Year U.S. Treasury Notes CBT	(829)	December 2003	(92,692,563)	(452,594)
	10 Year Euro Bonds	(155)	December 2003	(20,316,141)	180,130
	10 Year Japan Bonds	4	December 2003	4,983,306	58,487

				$(37,150,739)	$204,180

Forward Foreign Currency Exchange Contracts — Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At October 31, 2003, Core Fixed Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 11/26/03	$27,672,648	$28,521,476	$—	$848,828

At October 31, 2003, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 1/22/04	$15,045,271	$15,363,530	$318,259	$—
British Pounds expiring 1/22/04	17,192,312	17,393,140	200,828	—
expiring 1/22/04	1,348,030	1,343,137	—	4,893
Canadian Dollar expiring 1/22/04	1,094,080	1,094,405	325	—
expiring 1/22/04	1,431,000	1,417,914	—	13,086
Chilean Peso expiring 11/10/03	2,386,000	2,537,902	151,902	—
expiring 11/12/03	2,846,000	2,964,024	118,024	—
expiring 12/9/03	566,000	591,395	25,395	—
expiring 2/3/04	2,125,000	2,130,251	5,251	—
Euro Currency expiring 1/22/04	10,368,561	10,220,908	—	147,653
Hong Kong Dollar expiring 11/7/03	1,471,000	1,477,464	6,464	—
expiring 11/7/03	14,693,750	14,660,952	—	32,798

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Iceland Krona expiring 1/22/04	$805,736	$808,952	$3,216	$—
Israeli Shekel expiring 1/22/04	994,651	984,242	—	10,409
Japanese Yen expiring 1/22/04	19,066,024	18,942,742	—	123,282
Mexican Peso expiring 1/22/04	4,457,774	4,489,139	31,365	—
Polish Zloty expiring 1/22/04	807,569	794,088	—	13,481
Russian Ruble expiring 12/10/03	12,213,000	12,348,543	135,543	—
Singapore Dollar expiring 1/21/04	2,345,101	2,341,120	—	3,981
Slovakian Koruna expiring 1/22/04	1,709,817	1,703,733	—	6,084
South Korean Won expiring 11/3/03	2,731,000	2,743,527	12,527	—
expiring 11/19/03	1,797,113	1,754,473	—	42,640
expiring 11/25/03	1,985,000	1,977,335	—	7,665
expiring 11/26/03	1,813,000	1,769,222	—	43,778
Swedish Krona expiring 12/18/03	10,585,331	10,560,002	—	25,329
expiring 1/22/04	22,268,035	21,912,750	—	355,285
Taiwan Dollar expiring 11/25/03	1,669,000	1,676,386	7,386	—
expiring 11/26/03	2,039,000	2,044,382	5,382	—
expiring 11/12/03	1,809,000	1,807,581	—	1,419
Thailand Baht expiring 11/28/03	741,650	773,033	31,383	—
expiring 12/8/03	997,000	1,034,811	37,811	—
expiring 12/16/03	7,866,894	7,819,754	—	47,140

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$169,268,699	$169,480,837	$1,091,061	$878,923

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 11/26/03	$14,233,226	$14,672,667	$—	$439,441
expiring 1/22/04	874,597	901,828	—	27,231
British Pounds expiring 11/21/03	20,526,120	20,863,148	—	337,028
Canadian Dollar expiring 12/19/03	7,189,309	7,382,136	—	192,827
expiring 1/22/04	4,547,000	4,577,043	—	30,043
Chilean Peso expiring 11/10/03	2,494,000	2,573,849	—	79,849
Czech Koruna expiring 1/22/04	696,000	693,311	2,689	—
Danish Krone expiring 11/25/03	3,980,235	3,929,007	51,228	—

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 11/25/03	$163,348,360	$161,266,571	$2,081,789	$—
expiring 1/22/04	14,275,014	14,205,673	69,341	—
expiring 1/22/04	722,293	722,773	—	480
Hong Kong Dollar expiring 11/7/03	16,070,472	16,138,416	—	67,944
Japanese Yen expiring 12/5/03	57,327,699	56,476,662	851,037	—
expiring 1/22/04	3,440,000	3,424,951	15,049	—
expiring 1/22/04	3,448,632	3,454,731	—	6,099
Mexican Peso expiring 1/22/04	4,525,127	4,595,497	—	70,370
New Zealand Dollar expiring 1/22/04	2,761,772	2,813,724	—	51,952
Norwegian Krone expiring 12/1/03	6,911,353	6,890,814	20,539	—
Polish Zloty expiring 1/22/04	2,072,000	2,035,988	36,012	—
Singapore Dollar expiring 1/21/04	12,636,373	12,640,961	—	4,588
South African Rand expiring 12/11/03	3,617,506	3,685,231	—	67,725
expiring 1/22/04	888,000	921,452	—	33,452
South Korean Won expiring 11/3/03	2,404,000	2,342,449	61,551	—
expiring 11/17/03	178,052	172,906	5,146	—
expiring 11/19/03	1,780,000	1,767,592	12,408	—
expiring 11/3/03	352,000	353,246	—	1,246
expiring 11/19/03	1,749,000	1,752,189	—	3,189
expiring 11/25/03	863,000	865,592	—	2,592
Russian Ruble expiring 12/8/03	838,000	834,001	3,999	—
expiring 12/10/03	7,830,000	7,820,253	9,747	—
Swedish Krona expiring 1/22/04	3,440,000	3,403,644	36,356	—
expiring 12/18/03	11,542,173	12,036,092	—	493,919
Swiss Franc expiring 1/22/04	17,327,184	17,109,998	217,186	—
Taiwan Dollar expiring 11/26/03	2,020,000	2,025,263	—	5,263
Thailand Baht expiring 12/2/03	1,752,716	1,801,482	—	48,766
expiring 12/16/03	495,328	516,719	—	21,391
expiring 1/22/04	4,136,000	4,138,597	—	2,597

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$403,292,541	$401,806,456	$3,474,077	$1,987,992

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Foreign Forward Currency Cross	Purchase	Sale
Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Czech Koruna/Euro Currency expiring 1/22/04	$1,718,459	$1,737,576	$19,117	$—
Euro Currency/Czech Koruna expiring 1/22/04	1,737,576	1,725,050	—	12,526
Euro Currency/Polish Zloty expiring 1/22/04	1,540,197	1,527,785	—	12,412
Euro Currency/Slovakian Koruna expiring 1/22/04	1,778,062	1,801,492	23,430	—
Japanese Yen/Swiss Franc expiring 1/22/04	986,813	973,779	—	13,034
expiring 1/22/04	967,963	983,064	15,101	—
Polish Zloty/Euro Currency Expiring 1/22/04	1,507,869	1,540,197	32,328	—
Slovakian Koruna/Euro Currency Expiring 1/22/04	1,801,492	1,771,221	—	30,271
Swiss Franc/Japanese Yen Expiring 1/22/04	978,471	986,813	8,342	—
Expiring 1/22/04	983,063	978,471	—	4,592

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/SALE)	$13,999,965	$14,025,448	$98,318	$72,835

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2003, Core Fixed Income and Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.
     With respect to periodic payment swaps only, the Funds record a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). With respect to swap payments only at maturity, interest paid or received, if any, is included in the valuation of the swaps and not recorded as interest income (or as an offset to interest income).
     Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. At October 31, 2003, Core Fixed Income Fund had outstanding swap contracts with the following terms:

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

				Rate Type

		Notional		Payments	Payments	Unrealized
	Swap	Amount	Termination	made by	received by	Appreciation/
Swap Type	Counterparty	(000s)	Date	the Fund	the Fund	(Depreciation)

Interest Rate	Banc of America Securities LLC	$32,000	06/19/2012	5.4125%	3 month LIBOR Floating	$(2,091,762)
Interest Rate	Banc of America Securities LLC	55,800	06/20/2012	5.4076%	3 month LIBOR Floating	(3,626,536)
Interest Rate	Banc of America Securities LLC	14,200	06/25/2012	5.2755%	3 month LIBOR Floating	(784,778)
Interest Rate	Banc of America Securities LLC	26,000	07/05/2012	5.2886%	3 month LIBOR Floating	(1,456,829)
Interest Rate	Banc of America Securities LLC	30,000	12/10/2012	4.56123%	3 month LIBOR Floating	68,107
Total Return CMBS AAA 10 YR Index	Banc of America Securities LLC	62,400	12/18/2003	1.03875%	N/A	(2,585,153)

						$(10,476,951)

LIBOR — London Interbank Offered Rate

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At October 31, 2003, Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the following Joint Repurchase Agreement Account II which equaled $23,800,000, $166,500,000, $50,900,000, $63,600,000, and $63,100,000, respectively, in principal amount. At October 31, 2003, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$100,000,000	1.06%	11/03/2003	$100,008,833

Barclays Capital LLC	500,000,000	1.06	11/03/2003	500,044,167

Credit Suisse First Boston Corp.	300,000,000	1.06	11/03/2003	300,026,500

Deutsche Bank Securities, Inc.	420,000,000	1.06	11/03/2003	420,037,100

Greenwich Capital Markets	300,000,000	1.06	11/03/2003	300,026,500

Lehman Brothers, Inc.	250,000,000	1.13	11/03/2003	250,023,438

J.P Morgan Chase & Co.	345,300,000	1.07	11/03/2003	345,330,789

UBS LLC	600,000,000	1.04	11/03/2003	600,052,000

Westdeutsche Landesbank AG	175,000,000	1.06	11/03/2003	175,015,458

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$2,990,300,000			$2,990,564,785

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2003

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2003, the Funds did not have any borrowings under this facility.

7. OTHER MATTERS

As of October 31, 2003, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 5.9% of the outstanding shares of the Short Duration Government Fund and the Goldman Sachs Growth and Income Strategy Fund was the beneficial owner of approximately 17.1% of the Global Income Fund.

8. ADDITIONAL TAX INFORMATION

     The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed
	Income	Government	Government	Income	Income	Global Income

Distributions paid from:
Ordinary income	$75,099,862	$138,630,666	$30,119,028	$18,232,169	$52,513,002	$21,179,925
Net long-term capital gains	—	—	—	488,233	988,773	—

Total taxable distributions	$75,099,862	$138,630,666	$30,119,028	$18,720,402	$53,501,775	$21,179,925

The tax character of distributions paid during the fiscal year ended October 31, 2002 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed
	Income	Government	Government	Income	Income	Global Income

Distributions paid from:
Ordinary income	$85,437,754	$80,789,289	$20,975,434	$12,570,263	$50,184,118	$18,193,649
Net long-term capital gains	—	—	—	1,982,341	2,633,802	—

Total taxable distributions	$85,437,754	$80,789,289	$20,975,434	$14,552,604	$52,817,920	$18,193,649

     As of October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed
	Income	Government	Government	Income	Income	Global Income

Undistributed ordinary income — net	$3,563,099	$15,304,326	$3,619,327	$4,367,706	$29,028,177	$30,286,294
Undistributed long-term capital gains	—	—	—	2,396,443	14,858,564	—

Total undistributed earnings	$3,563,099	$15,304,326	$3,619,327	$6,764,149	$43,886,741	$30,286,294
Capital loss carryforward	(73,628,498)	(116,530,177)	(9,409,373)	—	—	(59,488,201)
Timing differences (dividends payable,
straddles)	(290,091)	(2,266,374)	(548,843)	(147,665)	(1,365,552)	(1,777,571)
Unrealized gains (losses) — net	21,618,780	(14,412,061)	(4,038,891)	576,675	(947,726)	20,549,268

Total accumulated earnings (losses) — net	$(48,736,710)	$(117,904,286)	$(10,377,780)	$7,193,159	$41,573,463	$(10,430,210)
Capital loss carryforward years of
expiration	2009-2010	2004-2011	2004-2011	n/a	n/a	2010-2011

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

8. ADDITIONAL TAX INFORMATION (continued)

     At October 31, 2003, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Ultra-Short
		Duration	Short Duration	Government	Core Fixed
	Enhanced Income	Government	Government	Income	Income	Global Income

Tax Cost	$1,501,720,093	$2,824,914,505	$926,748,246	$632,286,899	$1,343,051,914	$331,335,875

Gross unrealized gain	25,439,556	8,627,674	3,697,178	3,462,259	173,871,684	21,600,325
Gross unrealized loss	(3,820,776)	(23,039,735)	(7,736,039)	(2,885,584)	(163,497,166)	(1,534,155)

Net unrealized security gain (loss)	$21,618,780	$(14,412,061)	$(4,038,891)	$576,675	$10,374,518	$20,066,170

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net marked-to-market gains on futures and foreign currency contracts recognized for tax purposes and differing treatment of the amortization of market premium.

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, expiration of capital loss carryforwards, and tax treatment of certain bonds.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

Ultra-Short Duration Government	$(9,908,454)	$(34,476,052)	$44,384,506

Short Duration Government	(1,876,525)	1,292,589	583,936

Government Income	—	(3,963,260)	3,963,260

Core Fixed Income	—	(1,517,476)	1,517,476

Global Income	—	(30,424,402)	30,424,402

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 2003 is as follows:

	Enhanced Income Fund		Ultra-Short Duration Government Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	65,456,177	$661,622,273	146,423,912	$1,410,435,060
Reinvestment of dividends and distributions	1,684,399	16,999,110	2,803,599	26,881,638
Shares repurchased	(109,315,236)	(1,103,682,746)	(171,594,868)	(1,646,981,161)

	(42,174,660)	(425,061,363)	(22,367,357)	(209,664,463)

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	117,184,438	1,181,967,068	244,394,701	2,357,120,730
Reinvestment of dividends and distributions	4,854,670	48,898,987	8,104,579	77,851,495
Shares repurchased	(215,827,653)	(2,176,366,565)	(318,463,748)	(3,059,004,328)

	(93,788,545)	(945,500,510)	(65,964,468)	(624,032,103)

Administration Shares
Shares sold	4,347,061	43,528,534	—	—
Reinvestment of dividends and distributions	62,718	631,730	—	—
Shares repurchased	(1,231,150)	(12,379,974)	—	—

	3,178,629	31,780,290	—	—

Service Shares
Shares sold	—	—	9,363,528	90,437,843
Reinvestment of dividends and distributions	—	—	211,958	2,036,535
Shares repurchased	—	—	(6,172,110)	(59,334,139)

	—	—	3,403,376	33,140,239

NET INCREASE (DECREASE)	(132,784,576)	$(1,338,781,583)	(84,928,449)	$(800,556,327)

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

34,679,335	$349,718,569	28,548,952	$427,867,919	32,936,995	$339,155,806	7,145,801	$104,771,082
781,611	7,869,461	673,983	10,093,885	1,308,325	13,467,379	743,869	10,862,519
(28,060,554)	(282,600,578)	(21,797,608)	(326,251,585)	(22,423,478)	(230,101,755)	(10,118,711)	(147,811,286)

7,400,392	74,987,452	7,425,327	111,710,219	11,821,842	122,521,430	(2,229,041)	(32,177,685)

2,172,651	21,866,144	957,324	14,345,247	1,167,578	12,048,230	344,355	5,032,023
107,486	1,079,118	66,703	999,317	90,401	933,176	98,367	1,431,750
(2,141,898)	(21,476,988)	(1,478,691)	(22,110,142)	(1,249,253)	(12,887,682)	(510,983)	(7,457,687)

138,239	1,468,274	(454,664)	(6,765,578)	8,726	93,724	(68,261)	(993,914)

9,579,035	96,198,651	2,079,385	31,166,416	1,570,710	16,243,528	196,341	2,870,475
187,872	1,881,220	34,855	521,783	64,748	668,654	27,470	399,145
(6,148,788)	(61,591,248)	(2,131,999)	(31,887,869)	(1,178,563)	(12,186,099)	(246,752)	(3,590,641)

3,618,119	36,488,623	(17,759)	(199,670)	456,895	4,726,083	(22,941)	(321,021)

43,186,720	435,088,652	8,277,365	124,464,068	27,124,226	280,669,851	1,939,705	28,441,267
1,155,806	11,609,130	313,592	4,689,493	2,178,746	22,476,578	348,867	5,086,936
(30,437,226)	(306,089,408)	(3,947,560)	(59,134,765)	(34,831,812)	(359,173,888)	(5,990,141)	(87,902,975)

13,905,300	140,608,374	4,643,397	70,018,796	(5,528,840)	(56,027,459)	(3,701,569)	(54,374,772)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

387,334	3,885,612	305,762	4,568,405	679,136	6,997,755	3,968	58,696
31,215	313,455	28,019	418,928	92,861	956,914	2,736	39,883
(937,230)	(9,409,189)	(348,556)	(5,207,467)	(1,610,472)	(16,556,114)	(46,997)	(694,082)

(518,681)	(5,210,122)	(14,775)	(220,134)	(838,475)	(8,601,445)	(40,293)	(595,503)

24,543,369	$248,342,601	11,581,526	$174,543,633	5,920,148	$62,712,333	(6,062,105)	$(88,462,895)

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2003

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended October 31, 2002 is as follows:

			Ultra-Short Duration
	Enhanced Income Fund		Government Fund(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	122,663,688	$1,252,634,163	173,928,804	$1,693,236,866
Reinvestment of dividends and distributions	1,813,242	18,481,732	1,598,713	15,534,653
Shares repurchased	(59,197,348)	(603,744,740)	(77,993,344)	(757,628,525)

	65,279,582	667,371,155	97,534,173	951,142,994

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	317,156,233	3,236,186,654	336,522,286	3,281,183,489
Reinvestment of dividends and distributions	6,003,071	61,138,628	4,888,840	47,583,604
Shares repurchased	(197,216,984)	(2,009,145,039)	(96,319,230)	(936,816,171)

	125,942,320	1,288,180,243	245,091,896	2,391,950,922

Administration Shares
Shares sold	1,787,859	18,171,712	—	—
Reinvestment of dividends and distributions	31,081	316,599	—	—
Shares repurchased	(464,241)	(4,715,809)	—	—

	1,354,699	13,772,502	—	—

Service Shares
Shares sold	—	—	3,248,777	31,686,726
Reinvestment of dividends and distributions	—	—	136,008	1,327,887
Shares repurchased	—	—	(2,911,091)	(28,346,936)

	—	—	473,694	4,667,677

NET INCREASE (DECREASE)	192,576,601	$1,969,323,900	343,099,763	$3,347,761,593

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

27,906,211	$279,236,875	17,642,570	$259,436,060	24,364,554	$243,320,354	5,737,318	$82,397,763
498,538	4,992,184	573,380	8,366,801	1,010,017	10,086,544	603,238	8,647,326
(12,826,001)	(127,931,659)	(11,130,591)	(163,658,944)	(11,482,987)	(114,650,715)	(7,986,029)	(114,695,562)

15,578,748	156,297,400	7,085,359	104,143,917	13,891,584	138,756,183	(1,645,473)	(23,650,473)

4,094,837	40,907,455	1,837,705	27,055,328	1,699,524	17,036,276	806,684	11,555,242
65,513	654,319	78,388	1,142,452	84,774	849,179	66,121	945,211
(895,816)	(8,919,953)	(771,028)	(11,272,400)	(816,744)	(8,159,758)	(394,632)	(5,647,894)

3,264,534	32,641,821	1,145,065	16,925,380	967,554	9,725,697	478,173	6,852,559

8,883,600	88,628,725	1,316,961	19,372,765	1,271,395	12,743,473	331,469	4,742,441
82,936	826,899	35,164	512,328	55,166	552,706	17,732	253,025
(1,372,203)	(13,633,367)	(663,009)	(9,705,479)	(495,235)	(4,959,298)	(133,559)	(1,906,909)

7,594,333	75,822,257	689,116	10,179,614	831,326	8,336,881	215,642	3,088,557

26,214,688	260,941,463	4,474,897	65,759,397	55,515,013	557,216,053	795,376	11,409,421
873,822	8,717,696	106,179	1,544,218	2,793,165	27,950,398	392,090	5,614,780
(19,887,189)	(198,127,181)	(1,394,128)	(20,174,314)	(28,472,506)	(284,536,921)	(3,568,016)	(51,153,848)

7,201,321	71,531,978	3,186,948	47,129,301	29,835,672	300,629,530	(2,380,550)	(34,129,647)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

692,902	6,945,100	331,195	4,850,686	1,133,120	11,369,835	38,296	551,514
35,294	351,602	33,642	489,293	133,364	1,334,953	3,515	50,303
(405,761)	(4,047,693)	(195,154)	(2,862,277)	(911,771)	(9,104,849)	(53,954)	(773,230)

322,435	3,249,009	169,683	2,477,702	354,713	3,599,939	(12,143)	(171,413)

33,961,371	$339,542,465	12,276,171	$180,855,914	45,880,849	$461,048,230	(3,344,351)	$(48,010,417)

 GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

					Distributions
		Income (loss) from			to
		investment operations			shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end
	of period	income(c)	gain (loss)	operations	income	of period

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$10.13	$0.33	$(0.15)	$0.18	$(0.32)	$9.99
2003 - Institutional Shares	10.12	0.37	(0.15)	0.22	(0.36)	9.98
2003 - Administration Shares	10.13	0.33	(0.14)	0.19	(0.33)	9.99

2002 - Class A Shares	10.26	0.38	(0.13)	0.25	(0.38)	10.13
2002 - Institutional Shares	10.26	0.42	(0.14)	0.28	(0.42)	10.12
2002 - Administration Shares	10.27	0.40	(0.14)	0.26	(0.40)	10.13

2001 - Class A Shares	10.00	0.45	0.34	0.79	(0.53)	10.26
2001 - Institutional Shares	10.00	0.55	0.28	0.83	(0.57)	10.26
2001 - Administration Shares	10.00	0.49	0.32	0.81	(0.54)	10.27
FOR THE PERIOD ENDED OCTOBER 31,

2000 - Class A Shares (commenced August 2, 2000)	10.00	0.11	0.06	0.17	(0.17)	10.00
2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17	(0.17)	10.00
2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17	(0.17)	10.00

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

82     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	income to	expenses	income to	Portfolio
Total	period	to average	average net	to average	average net	turnover
return(a)	(in 000s)	net assets	assets	net assets	assets	rate

1.77%	$378,378	0.65%	3.28%	0.71%	3.22%	41%
2.18	1,106,956	0.25	3.65	0.31	3.59	41
1.93	50,463	0.50	3.34	0.56	3.28	41

2.48	810,768	0.65	3.70	0.72	3.63	65
2.79	2,071,378	0.25	4.17	0.32	4.10	65
2.53	18,965	0.50	3.91	0.57	3.84	65

8.10	151,497	0.65	4.60	0.80	4.45	127
8.53	807,871	0.25	5.40	0.40	5.25	127
8.35	5,320	0.50	4.80	0.65	4.65	127

1.66	12,336	0.65 (b)	4.52 (b)	1.77 (b)	3.40 (b)	31
1.76	156,525	0.25 (b)	6.49 (b)	1.37 (b)	5.37 (b)	31
1.68	2	0.50 (b)	6.13 (b)	1.62 (b)	5.01 (b)	31

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions to
		investment operations					shareholders

	Net asset
	value,	Net		Net realized		Total from	From net
	beginning	investment		and unrealized		investment	investment	From	Total
	of year	income		gain (loss)		operations	income	capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$9.66	$0.24	(c)	$(0.11)		$0.13	$(0.32)	$—	$(0.32)
2003 - Institutional Shares	9.68	0.28	(c)	(0.12)		0.16	(0.36)	—	(0.36)
2003 - Service Shares	9.69	0.23	(c)	(0.11)		0.12	(0.31)	—	(0.31)

2002 - Class A Shares	9.79	0.31	(c)(f)	(0.06	)(f)	0.25	(0.38)	—	(0.38)
2002 - Institutional Shares	9.81	0.35	(c)(f)	(0.06	)(f)	0.29	(0.42)	—	(0.42)
2002 - Service Shares	9.82	0.31	(c)(f)	(0.07	)(f)	0.24	(0.37)	—	(0.37)

2001 - Class A Shares	9.56	0.53	(c)	0.23		0.76	(0.53)	—	(0.53)
2001 - Institutional Shares	9.58	0.56	(c)	0.24		0.80	(0.57)	—	(0.57)
2001 - Service Shares	9.58	0.42	(c)	0.34		0.76	(0.52)	—	(0.52)

2000 - Class A Shares	9.63	0.54	(c)	(0.06)		0.48	(0.55)	—	(0.55)
2000 - Institutional Shares	9.64	0.58	(c)	(0.05)		0.53	(0.59)	—	(0.59)
2000 - Service Shares	9.65	0.52	(c)	(0.05)		0.47	(0.54)	—	(0.54)

1999 - Class A Shares	9.69	0.49		(0.05)		0.44	(0.44)	(0.06)	(0.50)
1999 - Institutional Shares	9.70	0.53		(0.05)		0.48	(0.48)	(0.06)	(0.54)
1999 - Administration Shares(e)	9.70	0.37	(c)	0.01		0.38	(0.33)	(0.04)	(0.37)
1999 - Service Shares	9.70	0.48		(0.04)		0.44	(0.43)	(0.06)	(0.49)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

(f)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net asset with and without expense reductions by 0.48%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

84     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	year	to average	average net	to average	average net	turnover
of year	return(a)	(in 000s)	net assets	assets	net assets	assets	rate(d)

$9.47	1.40%	$768,910	0.86%	2.55%	0.86%	2.55%	102%
9.48	1.69	1,967,845	0.46	2.95	0.46	2.95	102
9.50	1.29	67,480	0.96	2.43	0.96	2.43	102

9.66	2.57	1,000,977	0.88	3.21 (f)	0.88	3.21 (f)	144
9.68	2.98	2,646,847	0.48	3.65 (f)	0.48	3.65 (f)	144
9.69	2.46	35,883	0.98	3.20 (f)	0.98	3.20 (f)	144

9.79	8.21	59,209	0.89	5.48	0.97	5.40	87
9.81	8.62	278,316	0.49	5.79	0.57	5.71	87
9.82	8.19	31,698	0.99	4.52	1.07	4.44	87

9.56	5.12	41,188	0.89	5.67	0.96	5.60	11
9.58	5.65	176,881	0.49	6.01	0.56	5.94	11
9.58	4.95	71	0.99	5.33	1.06	5.26	11

9.63	4.65	22,862	0.89	5.15	0.93	5.11	39
9.64	5.06	315,024	0.49	5.49	0.53	5.45	39
9.71 (e)	4.02	—	0.74 (b)	5.35 (b)	0.78 (b)	5.31 (b)	39
9.65	4.65	797	0.99	4.99	1.03	4.95	39

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	Net asset
	beginning	investment		and unrealized	investment	investment	value, end
	of year	income		gains (loss)	operations	income	of year

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$10.12	$0.35	(c)	$(0.14)	$0.21	$(0.34)	$9.99
2003 - Class B Shares	10.09	0.29	(c)	(0.15)	0.14	(0.28)	9.95
2003 - Class C Shares	10.07	0.27	(c)	(0.14)	0.13	(0.27)	9.93
2003 - Institutional Shares	10.10	0.39	(c)	(0.15)	0.24	(0.38)	9.96
2003 - Service Shares	10.09	0.34	(c)	(0.15)	0.19	(0.33)	9.95

2002 - Class A Shares	10.04	0.37	(c)(f)	0.14 (f)	0.51	(0.43)	10.12
2002 - Class B Shares	10.01	0.31	(c)(f)	0.14 (f)	0.45	(0.37)	10.09
2002 - Class C Shares	9.99	0.28	(c)(f)	0.16 (f)	0.44	(0.36)	10.07
2002 - Institutional Shares	10.02	0.42	(c)(f)	0.13 (f)	0.55	(0.47)	10.10
2002 - Service Shares	10.01	0.37	(c)(f)	0.13 (f)	0.50	(0.42)	10.09

2001 - Class A Shares	9.49	0.51	(c)	0.60	1.11	(0.56)	10.04
2001 - Class B Shares	9.46	0.47	(c)	0.58	1.05	(0.50)	10.01
2001 - Class C Shares	9.45	0.44	(c)	0.58	1.02	(0.48)	9.99
2001 - Institutional Shares	9.47	0.57	(c)	0.58	1.15	(0.60)	10.02
2001 - Service Shares	9.46	0.53	(c)	0.57	1.10	(0.55)	10.01

2000 - Class A Shares	9.57	0.59	(c)	(0.07)	0.52	(0.60)	9.49
2000 - Class B Shares	9.56	0.53	(c)	(0.09)	0.44	(0.54)	9.46
2000 - Class C Shares	9.54	0.51	(c)	(0.07)	0.44	(0.53)	9.45
2000 - Institutional Shares	9.57	0.63	(c)	(0.09)	0.54	(0.64)	9.47
2000 - Service Shares	9.56	0.58	(c)	(0.09)	0.49	(0.59)	9.46

1999 - Class A Shares	9.91	0.55		(0.36)	0.19	(0.53)	9.57
1999 - Class B Shares	9.88	0.48		(0.33)	0.15	(0.47)	9.56
1999 - Class C Shares	9.88	0.47		(0.36)	0.11	(0.45)	9.54
1999 - Institutional Shares	9.90	0.59		(0.35)	0.24	(0.57)	9.57
1999 - Administration Shares(e)	9.91	0.40	(c)	(0.25)	0.15	(0.39)	9.67 (e)
1999 - Service Shares	9.89	0.54		(0.35)	0.19	(0.52)	9.56

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

(f)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reduction by 0.63%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

86     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

					Ratios assuming no
					expense reductions

			Ratio of			Ratio of
	Net assets	Ratio of	net investment		Ratio of	net investment
	at end of	net expenses	income to		expenses	income to		Portfolio
Total	year	to average	average net		to average	average net		turnover
return(a)	(in 000s)	net assets	assets		net assets	assets		rate(d)

2.11%	$317,379	0.95%	3.46%		1.01%	3.40%		184%
1.41	50,580	1.55	2.87		1.76	2.66		184
1.26	130,087	1.70	2.71		1.76	2.65		184
2.43	415,210	0.55	3.86		0.61	3.80		184
1.92	6,156	1.05	3.36		1.11	3.30		184

5.26	246,763	0.94	3.69	(f)	1.04	3.59	(f)	194
4.65	49,874	1.54	3.09	(f)	1.79	2.84	(f)	194
4.50	95,458	1.69	2.84	(f)	1.79	2.74	(f)	194
5.69	280,452	0.54	4.20	(f)	0.64	4.10	(f)	194
5.17	11,471	1.04	3.70	(f)	1.14	3.60	(f)	194

12.00	88,394	0.94	5.26		1.11	5.09		243
11.38	16,809	1.54	4.80		1.86	4.48		243
11.12	18,871	1.69	4.59		1.86	4.42		243
12.47	206,129	0.54	5.89		0.71	5.72		243
11.93	8,154	1.04	5.40		1.21	5.23		243

5.65	29,446	0.94	6.21		1.13	6.02		130
4.80	5,743	1.54	5.63		1.88	5.29		130
4.76	5,128	1.69	5.45		1.88	5.26		130
5.85	131,462	0.54	6.64		0.73	6.45		130
5.32	6,134	1.04	6.14		1.23	5.95		130

1.97	52,235	0.94	5.61		1.07	5.48		173
1.56	6,937	1.54	5.04		1.82	4.76		173
1.21	7,029	1.69	4.83		1.82	4.70		173
2.49	146,062	0.54	6.03		0.67	5.90		173
1.57	—	0.79 (b)	5.76	(b)	0.92 (b)	5.63	(b)	173
1.97	6,605	1.04	5.54		1.17	5.41		173

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
	of year	income		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$14.95	$0.41	(b)	$0.05		$0.46	$(0.51)	$(0.02)	$(0.53)
2003 - Class B Shares	14.95	0.31	(b)	0.04		0.35	(0.40)	(0.02)	(0.42)
2003 - Class C Shares	14.94	0.31	(b)	0.04		0.35	(0.40)	(0.02)	(0.42)
2003 - Institutional Shares	14.93	0.47	(b)	0.04		0.51	(0.57)	(0.02)	(0.59)
2003 - Service Shares	14.92	0.41	(b)	0.04		0.45	(0.50)	(0.02)	(0.52)

2002 - Class A Shares	14.96	0.63	(b)(d)	0.19	(d)	0.82	(0.67)	(0.16)	(0.83)
2002 - Class B Shares	14.96	0.52	(b)(d)	0.19	(d)	0.71	(0.56)	(0.16)	(0.72)
2002 - Class C Shares	14.95	0.51	(b)(d)	0.20	(d)	0.71	(0.56)	(0.16)	(0.72)
2002 - Institutional Shares	14.94	0.69	(b)(d)	0.19	(d)	0.88	(0.73)	(0.16)	(0.89)
2002 - Service Shares	14.93	0.62	(b)(d)	0.19	(d)	0.81	(0.66)	(0.16)	(0.82)

2001 - Class A Shares	13.84	0.78	(b)	1.13		1.91	(0.79)	—	(0.79)
2001 - Class B Shares	13.85	0.68	(b)	1.11		1.79	(0.68)	—	(0.68)
2001 - Class C Shares	13.84	0.68	(b)	1.11		1.79	(0.68)	—	(0.68)
2001 - Institutional Shares	13.82	0.83	(b)	1.14		1.97	(0.85)	—	(0.85)
2001 - Service Shares	13.82	0.76	(b)	1.13		1.89	(0.78)	—	(0.78)

2000 - Class A Shares	13.70	0.82		0.15		0.97	(0.83)	—	(0.83)
2000 - Class B Shares	13.72	0.71		0.15		0.86	(0.73)	—	(0.73)
2000 - Class C Shares	13.71	0.71		0.14		0.85	(0.72)	—	(0.72)
2000 - Institutional Shares	13.69	0.87		0.14		1.01	(0.88)	—	(0.88)
2000 - Service Shares	13.63	0.82		0.18		1.00	(0.81)	—	(0.81)

1999 - Class A Shares	14.91	0.80		(0.89)		(0.09)	(0.77)	(0.35)	(1.12)
1999 - Class B Shares	14.92	0.69		(0.87)		(0.18)	(0.67)	(0.35)	(1.02)
1999 - Class C Shares	14.91	0.69		(0.88)		(0.19)	(0.66)	(0.35)	(1.01)
1999 - Institutional Shares	14.90	0.85		(0.88)		(0.03)	(0.83)	(0.35)	(1.18)
1999 - Service Shares	14.88	0.77		(0.92)		(0.15)	(0.75)	(0.35)	(1.10)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Includes the effect of mortgage dollar roll transactions.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.44%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

88     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	year	to average	average net		to average	average net		turnover
of year	return(a)	(in 000s)	net assets	assets		net assets	assets		rate(d)

$14.88	3.11%	$358,058	0.99%	2.78%		1.18%	2.59%		520%
14.88	2.34	44,120	1.74	2.06		1.93	1.87		520
14.87	2.34	23,720	1.74	2.05		1.93	1.86		520
14.85	3.60	151,111	0.59	3.16		0.78	2.97		520
14.85	3.01	10,491	1.09	2.72		1.28	2.53		520

14.95	5.77	248,719	0.98	4.26	(d)	1.24	4.00	(d)	226
14.95	4.99	51,124	1.73	3.54	(d)	1.99	3.28	(d)	226
14.94	4.99	24,095	1.73	3.49	(d)	1.99	3.23	(d)	226
14.93	6.13	82,523	0.58	4.74	(d)	0.84	4.48	(d)	226
14.92	5.68	10,762	1.08	4.25	(d)	1.34	3.99	(d)	226

14.96	14.20	142,904	0.98	5.46		1.31	5.13		473
14.96	13.27	34,036	1.73	4.71		2.06	4.38		473
14.95	13.28	13,814	1.73	4.71		2.06	4.38		473
14.94	14.67	34,997	0.58	5.80		0.91	5.47		473
14.93	14.04	8,239	1.08	5.27		1.41	4.94		473

13.84	7.33	88,783	0.98	6.01		1.39	5.60		341
13.85	6.45	18,724	1.73	5.24		2.14	4.83		341
13.84	6.46	7,606	1.73	5.25		2.14	4.84		341
13.82	7.68	7,514	0.58	6.41		0.99	6.00		341
13.82	7.62	373	1.08	6.02		1.49	5.61		341

13.70	(0.63)	82,102	0.98	5.63		1.33	5.28		278
13.72	(1.29)	19,684	1.73	4.88		2.08	4.53		278
13.71	(1.29)	10,053	1.73	4.89		2.08	4.54		278
13.69	(0.23)	5,899	0.58	6.07		0.93	5.72		278
13.63	(1.01)	15	1.08	5.56		1.43	5.21		278

 GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of year	income		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$10.07	$0.40	(c)	$0.28	$0.68	$(0.40)	$(0.04)	$(0.44)
2003 - Class B Shares	10.10	0.33	(c)	0.28	0.61	(0.32)	(0.04)	(0.36)
2003 - Class C Shares	10.10	0.33	(c)	0.28	0.61	(0.32)	(0.04)	(0.36)
2003 - Institutional Shares	10.09	0.45	(c)	0.29	0.74	(0.44)	(0.04)	(0.48)
2003 - Service Shares	10.09	0.40	(c)	0.29	0.69	(0.39)	(0.04)	(0.43)

2002 - Class A Shares	10.25	0.50	(c)	(0.13)	0.37	(0.52)	(0.03)	(0.55)
2002 - Class B Shares	10.29	0.43	(c)	(0.15)	0.28	(0.44)	(0.03)	(0.47)
2002 - Class C Shares	10.29	0.43	(c)	(0.15)	0.28	(0.44)	(0.03)	(0.47)
2002 - Institutional Shares	10.28	0.55	(c)	(0.15)	0.40	(0.56)	(0.03)	(0.59)
2002 - Service Shares	10.28	0.51	(c)	(0.16)	0.35	(0.51)	(0.03)	(0.54)

2001 - Class A Shares	9.52	0.56	(c)	0.75	1.31	(0.58)	—	(0.58)
2001 - Class B Shares	9.54	0.49	(c)	0.77	1.26	(0.51)	—	(0.51)
2001 - Class C Shares	9.55	0.49	(c)	0.76	1.25	(0.51)	—	(0.51)
2001 - Institutional Shares	9.54	0.60	(c)	0.76	1.36	(0.62)	—	(0.62)
2001 - Service Shares	9.54	0.55	(c)	0.76	1.31	(0.57)	—	(0.57)

2000 - Class A Shares	9.50	0.57	(c)	0.02	0.59	(0.58)	—	(0.58)
2000 - Class B Shares	9.52	0.50	(c)	0.02	0.52	(0.51)	—	(0.51)
2000 - Class C Shares	9.52	0.50	(c)	0.03	0.53	(0.51)	—	(0.51)
2000 - Institutional Shares	9.52	0.61	(c)	0.02	0.63	(0.62)	—	(0.62)
2000 - Service Shares	9.52	0.56	(c)	0.02	0.58	(0.57)	—	(0.57)

1999 - Class A Shares	10.25	0.54		(0.61)	(0.07)	(0.53)	(0.15)	(0.68)
1999 - Class B Shares	10.28	0.48		(0.62)	(0.14)	(0.47)	(0.15)	(0.62)
1999 - Class C Shares	10.28	0.47		(0.62)	(0.15)	(0.46)	(0.15)	(0.61)
1999 - Institutional Shares	10.28	0.58		(0.62)	(0.04)	(0.57)	(0.15)	(0.72)
1999 - Administration Shares(e)	10.27	0.40	(c)	(0.41)	(0.01)	(0.40)	(0.15)	(0.55)
1999 - Service Shares	10.28	0.54		(0.62)	(0.08)	(0.53)	(0.15)	(0.68)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

90     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	year	to average	average net	to average	average net	turnover
of year	return(a)	(in 000s)	net assets	assets	net assets	assets	rate(d)

$10.31	7.03%	$445,178	0.89%	3.91%	0.89%	3.91%	489%
10.35	6.31	37,120	1.64	3.21	1.64	3.21	489
10.35	6.21	25,409	1.64	3.16	1.64	3.16	489
10.35	7.54	695,181	0.49	4.39	0.49	4.39	489
10.35	6.90	21,827	0.99	3.89	0.99	3.89	489

10.07	3.59	315,441	0.90	5.03	0.90	5.03	437
10.10	2.70	36,131	1.65	4.33	1.65	4.33	437
10.10	2.80	20,176	1.65	4.32	1.65	4.32	437
10.09	3.99	733,996	0.50	5.51	0.50	5.51	437
10.09	3.47	29,761	1.00	5.05	1.00	5.05	437

10.26	14.17	178,885	0.94	5.61	0.94	5.61	315
10.30	13.51	26,848	1.69	4.93	1.69	4.93	315
10.30	13.38	11,998	1.69	4.89	1.69	4.89	315
10.29	14.69	440,836	0.54	6.05	0.54	6.05	315
10.29	14.13	26,667	1.04	5.54	1.04	5.54	315

9.51	6.48	73,846	0.94	6.04	0.97	6.01	272
9.53	5.69	14,002	1.69	5.29	1.72	5.26	272
9.54	5.80	6,107	1.69	5.30	1.72	5.27	272
9.53	6.90	268,465	0.54	6.46	0.57	6.43	272
9.53	6.37	9,445	1.04	5.95	1.07	5.92	272

9.50	(0.68)	65,368	0.94	5.57	0.98	5.53	280
9.52	(1.47)	14,654	1.69	4.83	1.73	4.79	280
9.52	(1.51)	7,443	1.69	4.82	1.73	4.78	280
9.52	(0.37)	216,973	0.54	5.97	0.58	5.93	280
9.71 (e)	(0.13)	—	0.79 (b)	5.63 (b)	0.83 (b)	5.59 (b)	280
9.52	(0.87)	8,172	1.04	5.50	1.08	5.46	280

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net		From net
	beginning	investment		and unrealized		investment	investment	From	realized	Total
	of year	income		gain (loss)		operations	income	capital	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	$14.34	$0.46	(b)	$0.32		$0.78	$(0.73)	$—	$—	$(0.73)
2003 - Class B Shares	14.30	0.39	(b)	0.30		0.69	(0.65)	—	—	(0.65)
2003 - Class C Shares	14.27	0.38	(b)	0.32		0.70	(0.65)	—	—	(0.65)
2003 - Institutional Shares	14.33	0.56	(b)	0.30		0.86	(0.82)	—	—	(0.82)
2003 - Service Shares	14.31	0.49	(b)	0.31		0.80	(0.75)	—	—	(0.75)

2002 - Class A Shares	14.72	0.50	(b)(c)	(0.35	)(c)	0.15	(0.53)	—	—	(0.53)
2002 - Class B Shares	14.68	0.41	(b)(c)	(0.33	)(c)	0.08	(0.46)	—	—	(0.46)
2002 - Class C Shares	14.65	0.41	(b)(c)	(0.33	)(c)	0.08	(0.46)	—	—	(0.46)
2002 - Institutional Shares	14.70	0.58	(b)(c)	(0.33	)(c)	0.25	(0.62)	—	—	(0.62)
2002 - Service Shares	14.69	0.50	(b)(c)	(0.33	)(c)	0.17	(0.55)	—	—	(0.55)

2001 - Class A Shares	14.68	0.55	(b)	0.85		1.40	(1.36)	—	—	(1.36)
2001 - Class B Shares	14.65	0.48	(b)	0.84		1.32	(1.29)	—	—	(1.29)
2001 - Class C Shares	14.63	0.47	(b)	0.84		1.31	(1.29)	—	—	(1.29)
2001 - Institutional Shares	14.67	0.65	(b)	0.84		1.49	(1.46)	—	—	(1.46)
2001 - Service Shares	14.66	0.57	(b)	0.84		1.41	(1.38)	—	—	(1.38)

2000 - Class A Shares	14.49	0.59	(b)	0.20		0.79	(0.60)	—	—	(0.60)
2000 - Class B Shares	14.45	0.51	(b)	0.22		0.73	(0.53)	—	—	(0.53)
2000 - Class C Shares	14.43	0.51	(b)	0.22		0.73	(0.53)	—	—	(0.53)
2000 - Institutional Shares	14.48	0.68	(b)	0.21		0.89	(0.70)	—	—	(0.70)
2000 - Service Shares	14.47	0.61	(b)	0.20		0.81	(0.62)	—	—	(0.62)

1999 - Class A Shares	15.65	0.62	(b)	(0.78)		(0.16)	(0.61)	(0.03)	(0.36)	(1.00)
1999 - Class B Shares	15.63	0.53		(0.78)		(0.25)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Class C Shares	15.60	0.53		(0.77)		(0.24)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Institutional Shares	15.64	0.71		(0.77)		(0.06)	(0.71)	(0.03)	(0.36)	(1.10)
1999 - Service Shares	15.64	0.64		(0.79)		(0.15)	(0.63)	(0.03)	(0.36)	(1.02)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the distributions of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

92     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	year	to average	average net		to average	average net		turnover
of year	return(a)	(in 000s)	net assets	assets		net assets	assets		rate

$14.39	5.45%	$224,553	1.35%	3.15%		1.74%	2.76%		106%
14.34	4.87	37,118	1.85	2.64		2.24	2.25		106
14.32	4.96	11,238	1.85	2.64		2.24	2.25		106
14.37	6.07	90,368	0.70	3.82		1.09	3.43		106
14.36	5.61	609	1.20	3.37		1.59	2.98		106

14.34	1.08	255,821	1.34	3.36	(c)	1.72	2.98	(c)	146
14.30	0.59	37,986	1.84	2.88	(c)	2.22	2.50	(c)	146
14.27	0.59	11,533	1.84	2.88	(c)	2.22	2.50	(c)	146
14.33	1.82	143,127	0.69	4.00	(c)	1.07	3.62	(c)	146
14.31	1.24	1,184	1.19	3.49	(c)	1.57	3.11	(c)	146

14.72	10.08	286,718	1.34	3.80		1.70	3.44		222
14.68	9.50	31,969	1.84	3.28		2.20	2.92		222
14.65	9.44	8,679	1.84	3.28		2.20	2.92		222
14.70	10.73	181,869	0.69	4.47		1.05	4.11		222
14.69	10.18	1,394	1.19	3.96		1.55	3.60		222

14.68	5.58	294,738	1.34	4.03		1.70	3.67		185
14.65	5.14	22,008	1.84	3.53		2.20	3.17		185
14.63	5.13	5,954	1.84	3.54		2.20	3.18		185
14.67	6.27	287,145	0.69	4.69		1.05	4.33		185
14.66	5.76	1,934	1.19	4.17		1.55	3.81		185

14.49	(1.14)	271,832	1.34	4.12		1.72	3.74		158
14.45	(1.74)	16,724	1.84	3.60		2.22	3.22		158
14.43	(1.68)	7,786	1.84	3.60		2.22	3.22		158
14.48	(0.49)	279,621	0.69	4.75		1.07	4.37		158
14.47	(1.06)	1,115	1.19	4.28		1.57	3.90		158

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund (six of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1999 were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund at October 31, 2003, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

December 18, 2003

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998-Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996- November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992- Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors – III and IV (November 1998- Present), and Equity- Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).	62	None

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr.	Trustee	Since 2003	Partner, Deloitte & Touche, LLP (June 1975-May 2003).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999- Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997- August 2000).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985- Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997- Present).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001- Present).	62	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999- Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999).	62	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Interested Trustees

*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999- October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992-December 1998).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*James A. McNamara Age: 41	Trustee & Vice President	Since 2002	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	62	None

		Since 2001	Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 53	Trustee	Since 1990	Advisory Director – GSAM (May 1999- Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 42	Trustee & President	Since 2001	Managing Director, GSAM (1997-Present).	62	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

		Since 2002	President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997- 2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2003, the Trust consisted of 56 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 42	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Managing Director, Goldman Sachs (December 2003-Present); and Vice President, Goldman Sachs (July 1995-December 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

		Since 2002	Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Goldman Sachs Taxable Investment Grade Funds — Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Government Income Fund and the Goldman Sachs Core Fixed Income Fund designate $488,233 and $988,773, respectively, as capital gain dividends paid during the year ended October 31, 2003.

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

Money Market Funds[1]

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, Goldman Sachs Asset Management, L. P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $337. 2 billion in assets under management as of THE GOLDMAN September 30, 2003 — our investment professionals bring firsthand knowledge of local SACHS ADVANTAGE markets to every investment decision, making us one of the few truly global asset managers.
Our goal is to deliver:
GOLDMAN SACHS FUNDS
Strong, Consistent In building a globally diversified Investment Results portfolio, you can select from more than 50 Goldman Sachs Funds and gain access Global Resources and Global Research to investment opportunities across borders, investment styles, asset classes Team Approach and security capitalizations. Disciplined Processes
Innovative, Value-Added Investment Products
Thoughtful Solutions Risk Management
Outstanding Client Service Domestic Equity Funds Small Cap Value Fund Dedicated Service Asset Allocation Funds CORESM Small Cap Equity Fund Teams Balanced Fund Mid Cap Value Fund Excellence and Asset Allocation Portfolios Concentrated Growth Fund Integrity International Equity Funds Growth Opportunities Fund Fixed Income Funds Asia Growth Fund Research Select FundSM High Yield Fund Emerging Markets Equity Fund Strategic Growth Fund High Yield Municipal Fund International Growth Capital Growth Fund Global Income Fund Opportunities Fund Large Cap Value Fund Core Fixed Income Fund Japanese Equity Fund Growth and Income Fund Municipal Income Fund European Equity Fund CORESM Large Cap Growth Fund Government Income Fund International Equity Fund CORESM Large Cap Value Fund Short Duration Tax-Free Fund CORESM International Equity Fund CORESM U. S. Equity Fund Short Duration Government Fund Ultra-Short Duration Government Specialty Funds Fund Internet Tollkeeper FundSM Enhanced Income Fund CORESM Tax-Managed Equity Fund Real Estate Securities Fund Money Market Funds1
1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1. 00 per share, it is possible to lose money by investing in the Fund.
The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L. P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President
Gary D. Black James A. Fitzpatrick, Vice President John P. Coblentz, Jr. James A. McNamara, Vice President Patrick T. Harker John M. Perlowski, Treasurer James A. McNamara Howard B. Surloff, Secretary Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
GOLDMAN, SACHS & CO. GOLDMAN SACHS INTERNATIONAL
Distributor and Transfer Agent Christchurch Court 10-15 Newgate Street GOLDMAN SACHS ASSET MANAGEMENT, L. P. London, England EC1 A7HD Investment Adviser
Visit our internet address: www. gs. com/funds
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
The Goldman Sachs Government Income, Goldman Sachs Short Duration Government and Goldman Sachs Ultra-Short Duration Government Funds’ net asset values and yields are not guaranteed by the U. S. government or by its agencies, instrumentalities or sponsored enterprises.
Goldman Sachs Global Income and Goldman Sachs Core Fixed Income Funds’ foreign investments may be more volatile than an investment in U. S. securities and are subject to the risks of currency fluctuations and political developments.
The Goldman Sachs Enhanced Income Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate which may result in a loss of a portion of the principal amount invested.
Goldman, Sachs & Co. is the distributor of the Funds.
Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2003 / 03-1944 FI/INVGRAR / 64. 9K / 12-03

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to annual reports for the year ended October 31, 2003.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to annual reports for the year ended October 31, 2003.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	January 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
Chief Executive Officer
Goldman Sachs Trust

Date:	January 9, 2004

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Financial Officer
Goldman Sachs Trust

Date:	January 9, 2004